UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

enGene Holdings Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENGENE HOLDINGS INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF ENGENE HOLDINGS INC.
AND
PROXY STATEMENT
FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2024
April 18, 2024

If you have questions regarding the Meeting or require assistance with voting,

you may contact Broadridge as follows:

Email: Proxy.request@broadridge.com

North America Proxy Line:

Toll Free: 844-916-0609

International & Direct Dial: 303-562-9305

French Canadian Proxy Line (voicemail):

Toll Free: 844-973-0593

International & Direct Dial: 303-562-9306

ENGENE HOLDINGS INC.

4868 Rue Levy, Suite 220

Saint-Laurent, QC

Canada H4R 2P1

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual general meeting (the “Meeting”) of the shareholders of enGene Holdings Inc. (the “Company” or “enGene”) will be held on May 15, 2024 at 10:00 a.m. (Eastern time). The Meeting will be held in a virtual meeting format at www.virtualshareholdermeeting.com/ENGN2024. You will not be able to attend the Meeting in person.

At the Meeting, shareholders will act on the following matters:

1.
to receive and consider the audited financial statements of the Company for the year ended October 31, 2023, together with the auditor’s report thereon;
2.
to elect three director nominees to serve as directors until the 2027 annual meeting of shareholders or until their successors are elected and qualified, subject to their earlier resignation or removal;
3.
to approve an amendment to the enGene Holdings Inc. 2023 Incentive Equity Plan (the “Incentive Equity Plan”), in substantially the form attached to the accompanying proxy statement as Schedule B, to provide for annual increases on the first business day of each calendar year of (i) the Plan Share Reserve (as defined herein) by such number of common shares of the Company, no par value, (“Common Shares”) as equals 5% of the aggregate number of Common Shares outstanding on the final day of the immediately preceding calendar year (or such smaller number of shares as is determined by the compensation committee), and (ii) the ISO Sublimit (as defined herein) by the lesser of 2,500,000 Common Shares and the increase in the Plan Share Reserve (or such smaller number of shares may be determined by the compensation committee) (the “Amended Evergreen Provision”, and such proposal, the “Plan Amendment Proposal”);
4.
to appoint KPMG LLP, Montreal, Canada (“KPMG”), as the Company’s auditor for the ensuing year and authorize the directors to approve the remuneration to be paid to the auditor; and
5.
to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

enGene will hold the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will have an equal opportunity to participate at the Meeting online regardless of their geographic location. Registered shareholders and duly appointed proxyholders can attend the Meeting online at www.virtualshareholdermeeting.com/ENGN2024 where they can participate, vote, or submit questions during the Meeting’s live webcast.

You are entitled to receive notice of and vote at the Meeting or at any adjournment or postponement thereof only if you were a shareholder of the Company at the close of business on April 10, 2024 (the “Record Date”). You are entitled to attend the Meeting or any adjournment or postponement thereof only if you were a shareholder at the Record Date or if you hold a valid proxy to vote at the Meeting. If you plan to attend the virtual Meeting, log in at www.virtualshareholdermeeting.com/ENGN2024. Shareholders will need their unique 16-digit control number which appears on the notice, the proxy card or the voting instructions that accompanied the proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the Meeting.

Whether or not you plan to attend the Meeting, we encourage you to read this proxy statement and accompanying proxy materials and promptly vote your shares. You may vote by completing, signing and dating the enclosed proxy card or voting instruction card and returning it in the enclosed envelope, or you may vote by telephone at 1-800-474-7493 (English) or 1-800-474-7501 (French), or via the Internet at www.proxyvote.com or by scanning the QR Code to access the website. You will need your 16-digit control number located on the form of proxy/voting instruction form.

For specific instructions on how to vote your shares, please refer to the section herein entitled “Questions and Answers - How You Can Vote” and to the instructions on your proxy or voting instruction card. If your shares are held in “street name” by your bank, broker or other nominee, your bank, broker or other nominee will be unable to vote your shares without instructions from you. You should instruct your bank, broker or other nominee to vote your shares in accordance with the procedures provided by your bank, broker or other nominee.

Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement. In addition, financial and other information about the Company is contained in our Annual Report on Form 10-K for the fiscal year ended October 31, 2023 (the “Annual Report”), as filed with the Securities and Exchange Commission (the “SEC”) on January 29, 2024, as available on the SEC’s website at www.sec.gov and SEDAR+ at www.sedarplus.ca. The business to be considered at the Meeting may be considered at the Meeting or at any adjournment or postponement of the Meeting.

DATED this 18th day of April 2024.

ON BEHALF OF THE BOARD OF DIRECTORS

/s/ Jason D. Hanson
Jason D. Hanson
Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Statement Materials for the Annual General Meeting of Shareholders to be Held on May 15, 2024.

This proxy statement, the Annual Report and the accompanying form of proxy or voting instruction card are first being provided to shareholders beginning on or about April 18, 2024. Unless the context otherwise requires, references to the “Company”, “enGene”, “we” and “our” refer to enGene Holdings Inc.

i

QUESTIONS AND ANSWERS

All amounts are in United States dollars (“$” or “US$”), unless otherwise stated. Canadian dollars are presented as “C$”, where indicated.

Proxy Materials

What is the format of the Meeting?

The Meeting will be held in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. We believe hosting a virtual annual meeting will enable shareholders to attend and participate fully and equally and improve our ability to effectively communicate and engage with our shareholders. A summary of the information shareholders will need to attend the Meeting online is provided below.

Why am I receiving these materials?

Our board of directors (the “Board”) is making these proxy materials available by mailing paper copies to you in connection with our Meeting to be held on May 15, 2024. You may also view the proxy materials online at https://materials.proxyvote.com/29286M. As a shareholder, you are invited to attend the virtual Meeting to be held via live webcast at www.virtualshareholdermeeting.com/ENGN2024 and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of the Company's management. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered shareholders. Please return your voting instructions as specified in the request for voting instructions.

There are two kinds of non-registered, or beneficial, shareholders – those who object to their name being made known to the issuers of securities which they own (called “OBOs” for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called “NOBOs” for Non-Objecting Beneficial Owners).

In accordance with Canadian National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), the Company has elected to not send the proxy materials directly to NOBOs and will pay for intermediaries to deliver the proxy materials to OBOs.

What is included in the proxy materials?

The proxy materials include:

•
our notice of meeting;
•
our proxy statement for the Meeting, including any schedules thereto;
•
a proxy or voting instruction card;
•
a financial statement request form; and
•
our 2023 Annual Report on Form 10-K.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and Board committees, corporate governance, the compensation of our directors and named executive officers and other required information.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting Broadridge at:

Email: Proxy.request@broadridge.com

North America Proxy Line:

Toll Free: 844-916-0609

International & Direct Dial: 303-562-9305

French Canadian Proxy Line (voicemail):

Toll Free: 844-973-0593

International & Direct Dial: 303-562-9306

A set of the materials will be sent promptly following receipt of your request.

If you are a registered shareholder and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact our transfer agent, Continental Stock Transfer & Trust Company (“Continental”) at:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, NY 10004
1-800-450-7155 (Canada or the United States)
+1-857-999-9155 (International toll free)

If you are a beneficial shareholder and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

enGene Holdings Inc.

Attn: Corporate Secretary

4868 Rue Levy, Suite 220,

Saint-Laurent, QC

Canada H4R 2P1

We will not transmit proxy materials using notice-and-access, as such term is defined in NI 54-101.

Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact.

We will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial shareholders.

If you have any questions regarding the Meeting or require assistance with voting, you may contact Broadridge at the email address and telephone numbers listed above.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are:

•
the election of three members of the Board to hold office for a three year term expiring on the annual general meeting to be held in 2027, or until their successors are elected and qualified, subject to earlier resignation or removal;
•
the approval of an amendment to the Incentive Equity Plan, in substantially the form attached to the accompanying proxy statement as Schedule B, to provide for annual increases on the first business day of each calendar year of (i) the Plan Share Reserve by such number of Common Shares as equals 5% of the aggregate number of Common Shares outstanding on the final day of the immediately preceding calendar year (or such smaller number of shares as is determined by the compensation committee), and (ii) the ISO Sublimit by the lesser of 2,500,000 Common Shares and the increase in the Plan Share Reserve (or such smaller number of shares may be determined by the compensation committee) (the “Amended Evergreen Provision”, and such proposal, the “Plan Amendment Proposal”);
•
the appointment of KPMG LLP (“KPMG”), chartered professional accountants, as auditors for the Company for the ensuing year and the authorization of the Board to fix the remuneration to be paid to the auditor; and
•
to transact such other business as may properly come before the Meeting.

What are my voting choices?

You may vote: (1) “FOR” or “WITHHOLD” for the election of any or all nominees for election as directors; (2) “FOR”, “AGAINST” or “ABSTAIN” from amending the Incentive Equity Plan to Adopt the Amended Evergreen Provision; and (3) “FOR” or “WITHHOLD” for the appointment of KPMG as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares: (1) “FOR” each of its nominees for election to the Board; (2) “FOR” amending the Incentive Equity Plan to Adopt the Amended Evergreen Provision; and (3) “FOR” the appointment of KPMG as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.

What vote is required to approve each item?

To conduct business at the Meeting, a quorum must be present, consisting of at least two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 33 1∕3% of the shares entitled to vote at the Meeting.

If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting and will be considered a vote cast (described under “Proposal 1 - Election of Directors”). You are not entitled to cumulative voting in the election of directors.

As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

The following chart describes the proposals to be considered at the Meeting, the voting options, the votes required for each matter, and the manner in which votes will be counted:

Matter	Voting Options	Board Recommendation	Required Vote	Impact of Abstentions or Broker Non-Votes
1. Election of Three Directors to Each Hold Office For a Three Year Term Expiring on the 2027 Annual Meeting of Shareholders	“For”; “Withhold”	“For”	Simple majority of votes cast (only votes “for” are considered votes cast)	No effect. Abstentions and broker non-votes will not be counted for or against the proposal and will therefore have no effect.
2. Amending the Incentive Equity Plan to Adopt the Amended Evergreen Provision	“For”; “Against”; “Abstain”	“For”	Simple majority of votes cast (only votes “for” are considered votes cast)	No effect. Abstentions and broker non-votes will not be counted for or against the proposal and will therefore have no effect.
3. Appointment of Auditors	“For”; “Withhold”	“For”	Simple majority of votes cast (only votes “for” are considered votes cast)

Abstentions will not be counted for or against the proposal and will therefore have no effect. This item is considered a ‘routine’ matter and therefore brokers may vote without specific instruction on this matter.

What happens if additional items are presented at the Meeting?

We are not aware of any item that may be voted on at the Meeting that is not described in this proxy statement. However, the holders of the proxies that we are soliciting will have the discretion to vote them in accordance with their best judgment on any additional matters that may be voted on, including matters incidental to the conduct of the Meeting.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a press release that we will file on the System for Electronic Data Analysis and Retrieval+ (“SEDAR+”) promptly following the Meeting. Both the Form 8-K and press release will also be available on our website at www.engene.com. Our website and the information contained therein are not a part of this proxy statement and are specifically not incorporated herein by reference, unless otherwise stated.

How You Can Vote

What shares can I vote?

You are entitled to one vote for each Common Share that you owned at the close of business on April 10, 2024, the Record Date for the Meeting, at the Meeting and any adjournment or postponement thereof. You may vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the registered shareholder and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On the Record Date, there were 78 registered shareholders holding 34,465,703 of the 44,100,906 Common Shares that were outstanding, and the remaining 9,635,203 outstanding Common Shares were held through Cede & Co.

Each shareholder has the right to appoint a person or a company (who need not be a shareholder) to attend and act for such shareholder and on such shareholder’s behalf at the Meeting other than the persons designated in the enclosed form of proxy. See “Appointment of a Third Party as Proxy” below.

What is the difference between holding shares as a registered shareholder and as a beneficial shareholder?

Most of our shareholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held directly and those owned beneficially.

Registered Shareholder

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the registered holder of the shares. As the registered shareholder, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares at the Meeting. You have received a proxy card to use in voting your shares either by mail or email.

Beneficial Owner

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. Since a beneficial owner is not the registered shareholder, you may not vote your shares at the Meeting, or any adjournment or postponement thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so. See “Appointment of a Third Party as Proxy” below.

How can I vote at the Meeting?

Registered shareholders may vote at the Meeting by completing a ballot online during the Meeting, as further described below under the heading “How do I attend and participate at the Meeting?”.

You may vote shares for which you are the beneficial owner only by obtaining a legal proxy giving you the right to vote the shares from the bank, broker or other nominee that is the registered holder of your shares.

How can I vote without attending the Meeting?

Whether you hold your shares as a registered shareholder or as a beneficial shareholder, you may direct how your shares are to be voted without attending the Meeting or any adjournment or postponement thereof. If you are a registered shareholder, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares. Each shareholder submitting a proxy has the right to appoint one or more proxyholders to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

Registered Shareholder: Shares Registered in Your Name. If you are a registered shareholder, you can vote in one of the following ways:

•
You may vote via the Internet. To vote via the Internet, go to www.proxyvote.com to complete an electronic proxy card or scan the QR Code to access the website. You will be asked to provide the control number from the proxy card when you vote. Your vote must be received by 10:00 a.m. Eastern Time on May 13, 2024 to be counted.
•
You may vote by telephone. To vote by telephone, dial 1-800-474-7493 (English) or 1-800-474-7501 (French) and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 10:00 a.m. Eastern Time on May 13, 2024 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.
•
You may vote by mail. To vote by mail using the proxy card, you need to complete, date and sign the proxy card and return it promptly by mail in the envelope provided so that it is received no later than 10:00 a.m. Eastern Time on May 13, 2024. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.
•
You may vote at the Meeting. To vote at the meeting, follow the instructions at www.proxyvote.com (have your Notice or proxy card in hand when you visit the website).

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held directly by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.

A record holder who executes a proxy may revoke it before or at the Meeting by: (i) entering a new vote by internet or telephone; (ii) attending the Meeting and voting at that time; (iii) duly executing, dating and delivering a new proxy card with a later date; or (iv) delivering to our Corporate Secretary a written notice of revocation of a previously delivered proxy, with such notice dated after the previously delivered proxy. Attending the Meeting will not, in and of itself, constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to enGene Holdings Inc. 4868 Rue Levy, Suite 220, Saint-Laurent, QC, Canada H4R 2P1., Attention: Corporate Secretary. If your Common Shares are held in a brokerage account, you must follow your broker’s instructions to revoke a proxy. For how to attend and vote at the meeting as a beneficial holder, see “Appointment of a Third Party as Proxy” below.

How do I attend and participate at the Meeting?

The Meeting will be held “virtually” through a live audio webcast on Wednesday, May 15, 2024, at 10:00 a.m. Eastern Time. There will be no physical meeting location. The meeting will only be conducted via an audio webcast.

Access to the Audio Webcast of the Meeting

The live audio webcast of the Meeting will begin promptly at 10:00 a.m. Eastern Time. Online access to the audio webcast will open approximately fifteen minutes prior to the start of the Meeting to allow time for you to log in and test the computer audio system. We encourage our shareholders to access the meeting prior to its start time. A replay of the webcast will be made publicly available 24 hours after the Meeting at www.virtualshareholdermeetings.com/ENGN2024.

Log in Instructions

To participate in the virtual Meeting, log in at www.virtualshareholdermeeting.com/ENGN2024. Shareholders will need their unique 16-digit control number which appears on the notice, the proxy card or the voting instructions that accompanied the proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the Meeting.

Submitting Questions at the Virtual Meeting

As part of the Meeting, we will hold a live Q&A session, during which we intend to answer all questions submitted during the Meeting that are pertinent to the Company and the meeting matters, as time permits. If you wish to submit a question during the Meeting, visit www.virtualshareholdermeeting.com/ENGN2024, type your question into the “Ask a Question” field, and click “Submit.” Answers to any such questions that are not addressed during the Meeting will be published following the meeting on the Company’s website at www.engene.com under the link “Governance.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

Technical Assistance

Beginning fifteen minutes prior to the start of and during the virtual Meeting, we will have a support team ready to assist shareholders with any technical difficulties they may have accessing or hearing the virtual Meeting.

If you encounter any difficulties accessing the virtual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Meeting log-in page.

Voting shares prior to and at the virtual Meeting

Shareholders may vote their shares at www.proxyvote.com, by telephone or by mail, prior to the virtual Meeting or at www.virtualshareholdermeeting.com/ENGN2024 during the virtual Meeting.

Following the Meeting, a recording of the audio webcast of the Meeting will be made available for listening on the Company’s website at www.engene.com/investors and will remain available until the filing of the Company’s proxy statement for its 2025 shareholder meeting.

How will my shares be voted?

Your shares will be voted as you specifically instruct on your proxy or voting instruction card. If you sign and return your proxy or voting instruction card without giving specific instructions, your shares will be voted as recommended by our Board. Additionally, the form of proxy confers discretionary authority upon the persons named therein with respect to: (i) the matters set out in the proxy if no choice is specified; (ii) amendments or variations to matters identified in this proxy statement; and (iii) other matters which may properly come before the Meeting; provided that, in the case of items (ii) and (iii), such amendments, variations or other matters were not known to our management a reasonable time prior to the solicitation of proxies. If any matters which are not now known should properly come before the Meeting, persons named in the form of proxy will vote on such matters in accordance with their best judgment. As of the date hereof, our management is not aware of any amendment, variation or other matters which are to come before the Meeting other than those matters identified in the accompanying Notice.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal 1 (Election of Directors) and Proposal 2 (Amending the Incentive Equity Plan to Adopt the Amended Evergreen Provision) are each non-routine matters, while Proposal 3 (Appointment of Auditors) may be considered a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal 1 or Proposal 2, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal 3.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.

Broker non-votes occur when a nominee holding shares of voting securities for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. If you do not return your voting instruction card on a timely basis, your broker may in its discretion vote your brokerage shares on matters deemed 'routine', which includes Proposal 3 (Appointment of Auditors). Your broker will be prohibited from voting your shares without your instructions on the election of directors and on any other proposal.

Abstentions, withheld votes, and broker non-votes are included in determining whether a quorum is present but are not deemed a vote cast “FOR” or “AGAINST” a given proposal. As such, abstentions, withheld votes and broker non-votes do not affect the voting results with respect to any of the proposals.

Will shares that I own as a registered shareholder be voted if I do not timely return my proxy card?

Shares that you own as a registered shareholder will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely return your proxy card, your shares will not be voted unless you or your proxyholder attends the online Meeting and any adjournment or postponement thereof and votes as described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote?

If you hold shares as a registered shareholder, your vote by proxy must be received before 10:00 a.m. Eastern Time on May 13, 2024, or 48-hours prior to the Meeting date or any adjournment thereof (excluding Saturdays, Sundays or holidays).

If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.

May I change or revoke my vote?

If you are a registered shareholder, you may change your vote by: (i) providing a written notice of revocation to our Corporate Secretary at the address set out below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” provided that such notice is received by 10:00 a.m. Eastern Time on May 13, 2024; (ii) by attending the online Meeting and voting; or (iii) by granting a subsequent proxy. To be effective, the subsequent proxy must be deposited before the time specified above under the heading “When is the deadline to vote?” for the deposit of proxies.

If you have followed the process for attending and voting at the Meeting online, voting at the Meeting online will revoke your previous proxy.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the online Meeting and voting.

Appointment of a Third Party as Proxy

The following applies to shareholders who wish to appoint someone as their proxyholder other than the persons designated in the enclosed form of proxy or voting instruction form. This includes non-registered shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting.

Shareholders who wish to appoint a third party proxyholder to attend and participate at the Meeting as their proxy and vote their shares MUST submit their form of proxy or voting instruction form, as applicable, appointing that person as proxyholder AND register that proxyholder online, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your form of proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the Meeting.

Any shareholder who wishes to appoint themselves or such other person (other than the named proxyholders) as proxy must do so online at www.proxyvote.com as this will reduce the risk of any mail disruptions in the current environment and will allow you to share the Appointee Information you have created with any other person you have appointed to represent you at the meeting more easily. If you do not designate the Appointee Information when completing your form of proxy or voting information form or if you do not provide the exact Appointee Identification Number and Appointee Name to any other person (other than the named proxyholders) who has been appointed to access and vote at the meeting on your behalf, that other person will not be able to access the meeting and vote on your behalf.

You must provide your Appointee the exact name and eight character appointee identification number to access the Meeting. Appointees can only be validated at the Meeting using the exact name and eight character appointee identification you enter.

If you do not create an eight character appointee identification number, your appointee will not be able to access the virtual meeting.

Attending the Meeting

Who can attend the Meeting?

You may attend the Meeting and any adjournment or postponement thereof only if you were a shareholder of enGene at the close of business on April 10, 2024, the Record Date for the Meeting, or you hold a valid proxy to vote at the Meeting.

The Meeting will begin promptly at 10:00 a.m. (Eastern time). Please allow ample time to check into the Meeting online and complete the related procedure.

Shareholder Proposals

What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?

The Company is subject to the rules of both the SEC under the Exchange Act and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than 5:00 p.m. (Eastern time) on December 19, 2024, and must be submitted in writing to our Corporate Secretary at enGene Holdings Inc., 4868 Rue Levy, Suite 220, Saint-Laurent, QC, Canada H4R 2P1. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three months before the anniversary of the Company’s last annual general meeting. Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.

How may I nominate director candidates?

Shareholders who wish to (1) submit director nominees for election to the board at an annual or special meeting or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?”. Any such notice also must include the information required by the articles of the Company (the “Articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about enGene Holdings Inc.?”) and must be updated and supplemented as provided in the Articles. Additionally, the nominating and corporate governance committee will consider director candidates recommended by shareholders.

Written notice of director nominees must be received, in the case of an annual meeting (including an annual and special meeting), not later than the close of business on the 30th day prior to the date of the meeting; provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the meeting was made, notice must be made not later than the close of business on the 10th day following the date of such first public announcement. See “Advance Notice Policy” under “Proposal 1 – Election of Directors” in this proxy statement.

In addition to satisfying the foregoing requirements under the Articles with respect to advance notice of any nomination, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2025 annual meeting of shareholders in accordance with Exchange Act Rule 14a-19 must provide notice in accordance with the Articles, which, in general, require that such notice be received within the time periods described above. Any such notice of intent to solicit proxies must comply with all the requirements of SEC Rule 14a-19.

How may I present other business for consideration at a meeting?

Shareholders who wish to present other items of business directly at next year’s annual meeting must give written notice of their intention to do so to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by the Articles (which may be obtained as provided below under the heading “How may I obtain financial and other information about enGene Holdings Inc.?”) and must be provided by the deadline as provided in the Articles and updated and supplemented as provided in the Articles.

Obtaining Additional Information

How may I obtain financial and other information about enGene Holdings Inc.?

Our consolidated financial statements are included in our 2023 Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC, 100 F Street, N.E., Washington, D.C. 20549. In Canada, additional information relating to the Company, including financial information provided in the Company’s annual financial statements and related management discussion and analysis for the year ended October 31, 2023, is available on SEDAR+ at http://www.sedarplus.ca under the Company’s profile.

We also will furnish a copy of our 2023 Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Corporate Secretary at the address below under the heading “How do I obtain additional copies of this proxy statement or voting materials?”

By writing to us, shareholders also may obtain, without charge, a copy of the Articles, corporate governance guidelines, code of conduct and Board standing committee charters.

What if I have questions on the Meeting or need assistance with voting my Common Shares?

If you have any questions regarding the Meeting or require assistance with voting, you may contact Broadridge at:

Email: Proxy.request@broadridge.com

North American Proxy Line:

Toll Free: 844-916-0609

International & Direct Dial: 303-562-9305

French Canadian Proxy Line (voicemail):

Toll Free: 844-973-0593

International & Direct Dial: 303-562-9306

What if I have questions for the Company’s transfer agent?

If you are a registered shareholder and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, NY 10004
1-800-450-7155 (Canada or the United States)
+1-857-999-9155 (International toll free)

How do I obtain additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or voting materials, please contact us at:

enGene Holdings Inc.

Attn: Corporate Secretary

4868 Rue Levy, Suite 220,

Saint-Laurent, QC

Canada H4R 2P1

SHARE OWNERSHIP

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s Common Shares as of April 4, 2024 regarding the beneficial ownership of our Common Shares for:

•
each person known to the Company to be the beneficial owner of more than 5% of outstanding Common Shares;
•
each director (including those nominated for election at the Meeting) and each of the Company’s named executive officers; and
•
all executive officers and directors of the Company as a group.

As of April 4, 2024, 44,083,077 Common Shares were issued and outstanding. Unless otherwise indicated, we believe that all persons named in the below table have sole voting and investment power with respect to all Common Shares beneficially owned by them. Except as otherwise noted herein, the number and percentage of Common Shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, a person is deemed to be a beneficial owner of a security if that person has sole or shared voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. In determining beneficial ownership percentages, we deem shares that a person will have the right to acquire within 60 days following April 4, 2024, if any, to be outstanding and to be beneficially owned by the person with such right to acquire additional Common Shares for the purposes of computing the percentage ownership of that person (including in the total when calculating the applicable beneficial owner’s percentage of ownership), but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each person named below is 4868 Rue Levy, Suite 220, Saint-Laurent, QC, Canada H4R 2P1.

Name and Address of Beneficial Owner	Number of Shares	Percent of Total Voting Power
enGene greater than 5% holders
Forbion Growth (1)	8,169,004	17.6%
Lumira Ventures III, L.P. and affiliates (2)	4,181,853	9.4%
Forbion Capital Fund III Coöperarief U.A. (3)	3,369,275	7.6%
Fonds de solidarité des travailleurs du Québec (4)	3,088,682	6.9%
Biotechnology Value Fund, L.P. and affiliates (5)	3,196,439	7.1%
Blue Owl Healthcare Opportunities IV Public Investments LP (6)	2,534,790	5.8%
Foresite Capital Fund VI LP (7)	2,500,000	5.7%
Venrock Healthcare Capital Partners EG, L.P. and affiliates (8)	2,565,841	5.8%
Deep Track Biotechnology Master Fund, Ltd. (9)	2,250,000	5.1%
enGene directors, director nominees and named executive officers
Jason D. Hanson (10)	1,216,266	2.7%
Dr. Alex Nichols (10)	208,850	*%
Dr. James C. Sullivan (10)	141,738	*%
Gerald Brunk (11)	4,181,853	9.4%
Jasper Bos (12)	—	—%
Lota S. Zoth	—	—%
Dr. Richard Glickman (13)	90,436	*%
Wouter Joustra (12)	—	—%
Paul Hastings	—	—%
enGene directors and executive officers as a group (12 persons)	6,374,585	13.7%

* Less than 1%.

Unless otherwise indicated, the address of each person named below is c/o enGene Holdings Inc., 4868 Rue Levy, Suite 220, Saint-Laurent, QC H4R 2P1, Canada.

(1)
Forbion Growth Sponsor FEAC I B.V., or “FEAC Sponsor”, is the record holder of 3,765,932 of the enGene Common Shares reported herein. Forbion Growth Opportunities Fund I Cooperatief U.A. (“FGOF”) is the record holder of 2,000,000 enGene Common Shares reported herein, for an aggregate of 5,765,932 enGene Common Shares, or approximately 13.1% of the issued and outstanding enGene Common Shares. The number of shares reported also includes warrants held by FEAC Sponsor that may be exercised to acquire 1,736,406 enGene Common Shares, and warrants held by FGOF that may be exercised to acquire 666,666 enGene Common Shares. FGOF wholly owns the FEAC Sponsor and therefore the FEAC Sponsor and FGOF have shared voting and investment power over the enGene Common Shares held by the FEAC Sponsor. Forbion Growth Management B.V. (“Forbion Management”) is the sole director of FGOF and therefore shares voting and investment power (i) with FGOF over the enGene Common Shares that will be held by FGOF and (ii) with FGOF and, indirectly, the FEAC Sponsor, over the enGene Common Shares that will be held by the FEAC Sponsor. Forbion Management exercises voting and investment power through its investment committee (the “Investment Committee”) consisting of Sander Slootweg, Martien van Osch, Geert-Jan Mulder, Vincent van Houten, Dirk Kersten, Nanna Lüneborg, Wouter Joustra and Jasper Bos. None of the members of the Investment Committee has individual voting and investment power with respect to the FEAC Shares, and each such member disclaims beneficial ownership of the FEAC Shares except to the extent of his or her proportionate pecuniary interest therein. Jasper Bos, Cyril Lesser, Sander Slootweg and Wouter Joustra, who are directors of the FEAC Sponsor, have voting and investment discretion with respect to the enGene Common Shares owned by the FEAC Sponsor and may be deemed to have indirect shared beneficial ownership of the enGene Common Shares owned by the FEAC Sponsor. Jasper Bos, Cyril Lesser, Sander Slootweg and Wouter Joustra each disclaim beneficial ownership over the enGene Common Shares except to the extent of their pecuniary interest therein. FGOF, FEAC Sponsor, Forbion Management and such members of the Investment Committee each disclaims any affiliation with Forbion III and its directors, officers or other affiliates. The business address of the above-named Forbion persons is c/o Forbion, Gooimeer 2-35, 1411 DC Naarden, The Netherlands.
(2)
Consists of 1,341,790 shares held by Lumira Ventures III, L.P. (“Lumira III”), 44,647 shares held by Lumira Ventures III (International), L.P. (“Lumira III Int’l”), 993,651 shares held by Lumira Ventures IV, L.P. (“Lumira IV”), 238,851 shares held by Lumira Ventures IV (International), L.P. (“Lumira IV Int’l”), 1,077,386 shares held by Merck Lumira Biosciences Fund, L.P. (“Merck-Lumira”), and 152,974 shares held by Merck Lumira Biosciences Fund (Québec), L.P. (“Merck-Lumira B” and, together with Lumira III, Lumira III Int’l, Lumira IV, Lumira IV Int’l, and Merck-Lumira, the “Lumira entities”) for an aggregate of 3,849,299 enGene Common Shares, or approximately 8.7% of the issued and outstanding enGene Common Shares. The number of shares reported also includes warrants held by Lumira III that may be exercised to acquire 114,945 enGene Common Shares, warrants held by Lumira III Int’l that may be exercised to acquire 3,825 enGene Common Shares, warrants held by Lumira IV that may be exercised to acquire 38,301 enGene Common Shares, warrants held by Lumira IV Int’l that may be exercised to acquire 9,207 enGene Common Shares, warrants held by Merck-Lumira that may be exercised to acquire 145,603 enGene Common Shares, and warrants held by Merck-Lumira B that may be exercised to acquire 20,673 enGene Common Shares. Lumira III and Lumira III Int’l are controlled by their general partner, Lumira Ventures III GP, L.P., and managed by Lumira Capital Investment Management Inc. (“Lumira Mgmt”). Lumira Ventures III GP, L.P. is controlled by its general partners, Lumira III GP Inc. and Lumira III GP Holdings Co. Lumira IV and Lumira IV Int’l are controlled by their general partner, Lumira IV GP 2020 Inc., and managed by Lumira Mgmt. Merck- Lumira and Merck-Lumira B are controlled by their general partner, Lumira Capital GP, L.P., and managed by Lumira Mgmt. Lumira Capital GP, L.P. is controlled by its general partners, Lumira GP Inc. and Lumira GP Holdings Co. Mr. Brunk is an executive officer of each of Lumira III GP Inc., Lumira III GP Holdings Co., Lumira IV GP 2020 Inc., Lumira GP Inc., Lumira GP Holdings Co. and Lumira Mgmt. Each of Lumira III GP Inc., Lumira III GP Holdings Co., Lumira IV GP 2020 Inc., Lumira GP Inc., Lumira GP Holdings Co., Lumira Mgmt and Mr. Brunk may be deemed to beneficially own the securities held by the respective Lumira entities, but each disclaims beneficial ownership except to the extent of their respective pecuniary interests therein, if any. The business address of the Lumira entities is 141 Adelaide Street West, Suite 770, Toronto, Ontario, Canada M5H 3L5.

(3)
Forbion Capital Fund III Coöperatief U.A. (“Forbion III COOP”) is the record holder of 2,894,199 enGene Common Shares, or approximately 6.6% of the issued and outstanding enGene Common Shares. The number of shares reported includes warrants that may be exercised to acquire 475,076 enGene Common Shares. Forbion III Management B.V. (“Forbion III”) is the director of Forbion III COOP with voting and investment power over the shares held by Forbion III COOP. Such voting and investment power are exercised by Forbion III through its investment committee, consisting of H. A. Slootweg, M. A. van Osch, G. J. Mulder, H.N. Reithinger, Dr. M. Boorsma and S. J. H. van Deventer. None of the members of the investment committee have individual voting and investment power with respect to such shares, and the members of the investment committee, including Dr. Boorsma, who is currently a director of enGene, disclaim beneficial ownership of such shares except to the extent of their proportionate pecuniary interests therein. Forbion III COOP disclaims any affiliation with FEAC, FEAC Sponsor, or any of FEAC’s or FEAC Sponsor’s direct or indirect directors, officers or other affiliates. The business address of Forbion III COOP and Forbion III is Gooimeer 2-35, 1411 DC Naarden, The Netherlands.
(4)
Fonds de solidarité des travailleurs du Québec (the “Fonds”) is the record holder of 2,642,110 enGene Common Shares, or approximately 6.0% of the issued and outstanding enGene Common Shares. The number of shares reported includes warrants that may be exercised to acquire 446,572 enGene Common Shares. The Fonds is managed by a 19-member board of directors, which is majority independent and includes Mr. Claude Séguin, the chair of the board, and Ms. Janie C. Béïque, who is also the President and Chief Executive Officer of the Fonds. Investment power over the enGene shares held by the Fonds is exercised either by its board of directors or by a 9-member investment committee of the Fonds’ board of directors, which is majority independent and includes Pierre- Maurice Vachon, who is also the Second Vice-Chair of the board of the Fonds, and Magali Picard, who is also first vice-chair of the board. None of the members of the Fonds’ board of directors or investment committee have individual voting or investment power over the enGene shares held by the Fonds. Mr. Séguin, Ms. Béïque, Mr. Vachon and Ms. Picard each disclaim beneficial ownership of such shares except to the extent of their pecuniary interests therein. The business address of the Fonds is 545 Crémazie Blvd. East, Suite 200, Montréal, Québec, Canada H2M 2W4.
(5)
Consists of 1,204,412 enGene Common Shares held by Biotechnology Value Fund, L.P. (“BVF”), 912,776 enGene Common Shares held by Biotechnology Value Fund II, L.P. (“BVF2”), 104,257 enGene Common Shares held by Biotechnology Value Trading Fund OS LP (“Trading Fund OS”) and 29,592 enGene Common Shares held by MSI BVF SPV, LLC (“MSI BVF”), for an aggregate of 2,251,037 enGene Common Shares, or approximately 5.1% of the issued and outstanding enGene Common Shares. The number of shares reported also includes warrants held by BVF that may be exercised to acquire 505,835 enGene Common Shares, warrants held by BVF2 that may be exercised to acquire 383,352 enGene Common Shares, warrants held by Trading Fund OS that may be exercised to acquire 43,786 enGene Common Shares, and warrants held by MSI BVF that may be exercised to acquire 12,429 enGene Common Shares. BVF I GP LLC (“BVF GP”) is the general partner of BVF, and may be deemed to beneficially own the enGene Common Shares held by BVF; BVF II GP LLC (“BVF2 GP”) is the general partner of BVF2, and may be deemed to beneficially own the enGene Common Shares held by BVF2; BVF Partners OS Ltd. (“Partners OS”) is the general partner of Trading Fund OS, and may be deemed to beneficially own the enGene Common Shares held by Trading Fund OS. BVF GP Holdings LLC (“BVF GPH”) is the sole member of each of BVF GP and BVF2 GP, and may be deemed to beneficially own the enGene Common Shares beneficially owned by BVF and BVF2. BVF Partners L.P. (“Partners”) is the investment manager of BVF, BVF2, Trading Fund OS and MSI BVF and the sole member of Partners OS, and may be deemed to beneficially own the enGene Common Shares beneficially owned by BVF, BVF2, Trading Fund OS, and MSI BVF. BVF Inc. is the general partner of Partners, and may be deemed to beneficially own the enGene Common Shares beneficially owned by Partners. Mark N. Lampert is a director and officer of BVF Inc., and may be deemed to beneficially own the enGene Common Shares beneficially owned by BVF Inc. Each of BVF GP, BVF2 GP, Partners OS, BVF GPH, Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares beneficially owned by BVF, BVF2, Trading Fund OS and MSI BVF. The business address of BVF, BVF GP, BVF2, BVF2 GP, BVF GPH, MSI BVF, Partners, BVF Inc. and Mark N. Lampert is 44 Montgomery St., 40th Floor, San Francisco, California 94104. The business address of Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.
(6)
The business address of Blue Owl Healthcare Opportunities IV Public Investments LP is 399 Park Avenue, Floor 37, New York, New York 10022.

(7)
The shares are owned directly by: Foresite Capital Fund VI LP (“Fund VI”). Foresite Capital Management VI LLC (“FCM VI”) is the general partner of Fund VI. FCM VI may be deemed to have sole voting and dispositive power over these shares. James B. Tananbaum (“Dr. Tananbaum”) is the sole managing member of FCM VI and may be deemed to have sole voting and dispositive power over these shares. Each reporting person disclaims the existence of a “group.” Each of FCM VI and Dr. Tananbaum disclaim beneficial ownership of these shares except to the extent of any pecuniary interest herein, and nothing herein shall be deemed an admission that FCM VI or Dr. Tananbaum is the beneficial owner of these shares for purposes of Section 16 or any other purpose. The business address of Fund VI is 900 Larkspur Landing Circle, Suite 150, Larkspur, California 94939.
(8)
Pursuant to a Schedule 13G filed by the reporting persons on February 26, 2024, consists of 1,825,207 Common Shares held by Venrock Healthcare Capital Partners EG, L.P. (“VHCP EG”), 673,281 Common Shares held by Venrock Healthcare Capital Partners III, L.P. (“VHCP III”) and 67,353 Common Shares held by VHCP Co-Investment Holdings III, LLC (“VHCP Co-Invest”). VHCP Management III, LLC (“VHCPM”) is the sole general partner of VHCP III and the sole manager of VHCP Co-Invest. VHCP Management EG, LLC (“VHCPM EG”) is the sole general partner of VHC PEG. Dr. Bong Koh and Nimish Shah are the voting members of VHCPM and VHCPM EG. The address of each of these persons and entities is 7 Bryant Park, 23rd Floor, New York, NY 10018.
(9)
This information is based on the Schedule 13G filed with the SEC on February 23, 2024, by Deep Track Capital, LP and Deep Track Biotechnology Master Fund, Ltd. and David Kroin, pursuant to which the reporting persons reported sole voting power with respect to 0 shares, shared voting power with respect to 2,250,000 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 2,250,000 as of February 23, 2024. David Kroin is the Managing Member of Deep Track Capital GP, LLC the General Partner for Deep Track Capital, LP. Deep Track Capital, LP is the investment manager of Deep Track Biotechnology Master Fund, Ltd. The business address of Deep Track Capital, LP is 200 Greenwich Avenue, 3rd Floor Greenwich, CT 06830; the business address of Deep Track Biotechnology Master Fund, Ltd. is c/o Walkers Corporate Limited, 190 Elgin Ave, George Town, KY1-9001, Cayman Islands, and the business address of Mr. Kroin is c/o Deep Track Capital, LP, 200 Greenwich Avenue, 3rd Floor Greenwich, CT 06830.
(10)
Represents options to acquire enGene Common Shares that are exercisable within 60 days following April 4, 2024.
(11)
Consists of enGene Common Shares and warrants to purchase enGene Common Shares held by the Lumira entities. See footnote (2) above. Mr. Brunk is an executive officer of certain entities controlling and/or managing the Lumira entities. Mr. Brunk disclaims beneficial ownership of the enGene Common Shares held by the Lumira entities, except to the extent of his pecuniary interest therein, if any.
(12)
Each of Mr. Bos and Mr. Joustra is a director of FEAC Sponsor, and a member of the investment committee of Forbion Management. Each of Mr. Bos and Mr. Joustra disclaims beneficial ownership over the enGene Common Shares held by FEAC Sponsor and FGOF, except to the extent of his proportionate pecuniary interest therein.
(13)
Consists of 24,555 enGene Common Shares and options to acquire 65,881 enGene Common Shares that are exercisable within 60 days following April 4, 2024.

GOVERNANCE

General

Our business and affairs are managed, and all corporate powers are exercised, under the direction of our Board. Our Board establishes fundamental corporate policies and oversees our performance and our Chief Executive Officer and the other officers to whom our Board has delegated authority to manage day-to-day business operations.

Our Board has adopted corporate governance guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions and other policies for the Company’s governance. It also has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to members of our Board and our executive officers as well as all of our employees. The Board has three standing committees: audit, compensation, and nominating and corporate governance. Each of our standing committees assists our Board in carrying out its responsibilities and operates under a written committee charter adopted by our Board.

Our corporate governance guidelines, audit, compensation, and nominating and corporate governance committee charters and Code of Conduct are posted on our website at www.engene.com. We intend to post on our website any amendments or waivers to our Code of Conduct requiring disclosure under applicable SEC or Nasdaq Capital Market (“Nasdaq”) rules. Paper copies of these documents, as well as our constating documents (including our Articles), may be obtained upon request by writing to: enGene Holdings Inc., 4868 Rue Levy, Suite 220, Saint-Laurent, QC, Canada H4R 2P1, Attention: Corporate Secretary.

The Board believes that good corporate governance improves corporate performance and benefits all shareholders. The Canadian Securities Administrators (the “CSA”) have adopted National Policy 58-201 - Corporate Governance Guidelines, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers such as the Company. In addition, the CSA have implemented National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”), which prescribes certain disclosure by the Company of its corporate governance practices. This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with NI 58-101. enGene recognizes that good corporate governance plays an important role in its overall success and in enhancing shareholder value and, accordingly, enGene has adopted certain corporate governance policies and practices which reflect its consideration of the recommended Corporate Governance Guidelines.

Anti-Hedging Policy

Pursuant to the Company’s Insider Trading Policy, every Company insider is prohibited from speculative or indirect trading in Company securities – such as short sales, trading in puts, calls or options (not stock options granted by the Company) – or similar rights or obligations to buy or sell Company securities, or the purchase of Company securities with the intention of quickly reselling them.

Company insiders may not buy Company securities on margin, and are prohibited from purchasing financial instruments designed to hedge or offset a decrease in the market value of Company Securities. Insiders are strongly discouraged from using Company securities as collateral for loans or in margin accounts.

Whistleblower Policy

enGene’s audit committee has adopted a Whistleblower Policy, which establishes procedures for confidential, anonymous submissions by employees, representatives and associates of the Company regarding accounting practices, auditing matters and any known or suspected violations of any Anti-Corruption Policy or other corporate policies that may be in place from time to time. The policy establishes and describes procedures governing the receipt, retention, investigation and treatment of complaints, encourages concerned parties to report suspected wrongdoing or misconduct in a timely way and protects employees who make good faith reports from retaliation.

Board of Directors

Board Composition

Our Board currently consists of five (5) directors: (i) Jason D. Hanson, the Chief Executive Officer of enGene, (ii) Jasper Bos, (iii) Gerry Brunk, (iv) Dr. Richard Glickman and (v) Lota Zoth. Under the BCBCA, a director may be removed with or without cause by a resolution passed by a special majority of the votes cast by shareholders present in person or by proxy at a meeting and who are entitled to vote.

The following table sets forth, as of April 4, 2024, certain information regarding our directors who are responsible for overseeing the management of our business.

Name	Age	Position	Committees of the Board	Expiry of Director Term
Jason D. Hanson	55	Chief Executive Officer; Director	-	2026 AGM
Jasper Bos	49	Director	-	2026 AGM
Gerry Brunk	55	Director	Audit; Comp. (chair); NCG	2025 AGM
Dr. Richard Glickman	65	Director	Audit; Comp.; NCG (chair)	2025 AGM
Lota S. Zoth	64	Director	Audit (chair)	2024 AGM

Key: A = Audit Committee; Comp. = Compensation Committee; NCG = Nominating and Corporate Governance Committee

Staggered Board Provisions

Under the Articles, for the purposes of facilitating staggered terms of the directors on the Board, certain staggered board provisions apply. For a description of the staggered board provisions and the terms of the directors, see “Proposal 1 – Election of Directors – Staggered Board Provisions”.

Mandate of the Board of Directors

The Board is responsible for the stewardship of the Company and providing oversight as to the management of enGene and its affairs, including providing guidance and strategic oversight to management. The Board has adopted a formal mandate that includes the following:

•
appointing enGene’s Chief Executive Officer;
•
developing the corporate goals and objectives that enGene’s Chief Executive Officer is responsible for meeting and reviewing the performance of enGene’s Chief Executive Officer against such corporate goals and objectives;
•
taking steps to satisfy itself as to the integrity of enGene’s Chief Executive Officer and other executive officers and that enGene’s Chief Executive Officer and other executive officers create a culture of integrity throughout the organization;
•
reviewing and approving enGene’s Code of Conduct (as defined herein) and reviewing and monitoring compliance with the Code of Conduct and enGene’s enterprise risk management processes;
•
adopting a strategic planning process to establish objectives and goals for enGene’s business and reviewing, approving, and modifying, as appropriate, the strategies proposed by management to achieve such objectives and goals; and
•
reviewing and approving material transactions not in the ordinary course of business.

A copy of the Board’s mandate is attached hereto as Schedule A.

Meetings of Directors

The Board may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine. Prior to the completion of the Business Combination (as defined herein) on October 31, 2023, the independent directors of the Board did not meet. Following the completion of the Business Combination, the independent members of the Board meet, as required, without the non-independent directors and members of management before or after each regularly scheduled board meeting.

A director who has a material interest in a matter before the Board or any committee on which they serve is required to disclose such interest as soon as the director becomes aware of it. In situations where a director has a material interest in a matter to be considered by the Board or any committee on which they serve, such director may be required to absent themselves from the meeting while discussions and voting with respect to the matter are taking place. Directors will also be required to comply with the relevant provisions of the BCBCA regarding conflicts of interest.

The frequency of meetings of the Board and the nature of agenda items may change from year to year depending upon the Company’s activities. However, since the completion of the Business Combination, the Board meets at least quarterly and at each meeting there is a review of enGene’s business. The Board facilitates its exercise of independent supervision over the Company’s management by holding regular meetings of the Board where the directors discuss significant corporate activities and plans, both with and without members of the Company’s management being in attendance.

Board Leadership

Our Board Mandate, attached hereto as Schedule A, provides that at the appropriate time, and from time to time, the Board shall choose one of its members to be its Chair by majority vote, which Chair shall have the duties and responsibilities set out in the Mandate. The Company has determined the Chair should be an independent director, however where this is not appropriate, an independent director will be appointed to act as Lead Director. The Board has not yet appointed these roles.

We have a separate chair for each committee of the Board. The chairs of each committee are expected to report regularly to the Board on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify any shortcomings should that be the case.

Our chief executive officer and other executive officers regularly report to the non-executive directors and the audit, the compensation and the nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of the Board provides appropriate risk oversight of our activities.

Role of the Board in Risk Oversight

One of the key functions of the Board is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through the Board’s various standing committees that address risks inherent in their respective areas of oversight. Specifically, the audit committee of the Board is responsible for overseeing the management of risks associated with the Company’s financial reporting, accounting, and auditing matters, and the compensation committee of the Board oversees the management of risks associated with the Company’s compensation policies and programs.

Director Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under NI 58-101, a director is considered to be independent if that person is independent within the meaning of National Instrument 52-110 — Audit Committees (“NI 52-110”). Pursuant to NI 52-110, an independent director is a director who is free from any direct or indirect relationship which could, in the view of the Board, be reasonably expected to interfere with a director’s independent judgment.

Based on its evaluation of the existing directors and Mr. Joustra and Mr. Hastings, as director nominees, the Board has determined that:

•
each of Jasper Bos, Gerald Brunk, Richard Glickman and Lota Zoth, and, if elected to the Board at the Meeting, director nominees Wouter Joustra and Paul Hastings, meet the applicable independence standards established by Nasdaq and the SEC and that they are each “independent” within the meaning of National Instrument 52-110 – Audit Committees (“NI 52-110”); and
•
each of Gerald Brunk, Richard Glickman and Lota Zoth, and, if elected to the Board at the Meeting, director nominee Paul Hastings, are independent under the heightened independence standards of NI 52-110, the SEC and Nasdaq rules for audit committee independence.

The independent directors of enGene’s Board of Directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance.

The following directors and director nominees of the Company are also directors of other reporting issuers as set out below:

Name of Director	Name of Reporting Issuer	Name of Exchange Listed On
Richard Glickman	Eupraxia Pharmaceuticals Inc. Essa Pharma Inc.	TSX; Nasdaq Nasdaq
Jason D. Hanson	Bullfrog AI Holdings, Inc.	Nasdaq
Paul Hastings	Nkarta, Inc. Pacira Biosciences, Inc.	Nasdaq Nasdaq
Lota Zoth	Lumos Pharma, Inc. Inovio Pharmaceuticals, Inc. 89BIO, Inc.	Nasdaq Nasdaq Nasdaq

Jasper Bos, Gerry Brunk and Wouter Joustra do not currently serve on the board of directors of any other reporting issuers.

Jason D. Hanson is not an independent director as he is CEO of the Company.

Director Attendance at Board Meetings

The Company’s Business Combination transaction closed October 31, 2023, which date coincided with the Company’s fiscal year end. During the fiscal year ended October 31, 2023, there were no meetings of our Board or any committee of the Board, other than one meeting of the audit committee, as the majority of the directors of the Company were not appointed until August 2023. No director attended fewer than 75% of the total number of meetings of our Board and of committees of our Board on which he or she served during fiscal 2023. While we do not have a formal policy on director attendance at annual meetings, directors are expected to attend our annual meeting of shareholders. As this is our first annual meeting of shareholders, the Meeting will be the first annual meeting of shareholders that our directors are eligible to attend.

Position Descriptions

The Board has not developed independent written position descriptions for the CEO, the Chairman of the Board and the chairs of each of the committees of the Board. Given the size of the Company, the Board does not feel that it is necessary at this time to formalize such position descriptions. Guidance is generally provided through reference to industry norms, past practice and relying upon the provisions of the constating documents of the Company and the statutory and common law. The CEO is principally responsible for overseeing the operations and affairs of the Company, including strategic organizational and financial management, business development, regulatory compliance and clinical development. The Chair of the Board, or Lead Director, is principally responsible for overseeing the operations and affairs of the Board. The Board plans to designate the Board Chair or Lead Director at a future date. With respect to the chairs of each of the committees of the Board, it is currently the Board’s view that the general mandates of committees on which such directors may sit are sufficient to delineate the role and responsibilities of the chair of each committee. The chair of each Board committee is required to ensure the committee meets regularly and performs the duties as set forth in the committee mandate and reports to the Board on the activities of the committee. In the interim, the Board provides leadership to its independent directors by fostering open communication among the independent directors, management and the non-independent directors.

Orientation and Continuing Education

The nominating and corporate governance committee may implement an orientation process for directors that includes background material on the Company’s policies and procedures and meetings with senior management. The Company may also offer continuing education programs to assist the directors in maintaining the level of expertise necessary to perform their duties.

Code of Business Conduct and Ethics

enGene has established a Code of Conduct applicable to all of enGene’s directors, officers and employees, including its Chief Executive Officer, Chief Financial Officer, controller or principal accounting officer, or other persons performing similar functions, which will be a “code of ethics” as defined in Item 406(b) of Form 10-K promulgated by the SEC and which will be a “code” under NI 58-101. The Code of Conduct sets out the fundamental values and standards of behavior that are expected from enGene’s directors, officers, employees, consultants and contractors with respect to all aspects of its business. The objective of the Code of Conduct is to provide guidelines to promote integrity and deter wrongdoing.

The full text of the Code of Conduct is posted on enGene’s website at www.engene.com. The written Code of Conduct is filed with the Canadian securities regulatory authorities on SEDAR+ at www.sedarplus.ca. If enGene makes any amendment to the Code of Conduct or grant any waivers, including any implicit waiver, from a provision of the code of ethics, enGene will disclose the nature of such amendment or waiver on its website to the extent required by the rules and regulations of the SEC and the CSA. enGene intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of its Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting such information on enGene’s internet website.

enGene’s nominating and corporate governance committee is responsible for reviewing and evaluating the Code of Conduct at least annually and recommending any necessary or appropriate changes to its board of directors for consideration. Additionally, the nominating and corporate governance committee assists the Board with the monitoring of compliance with the Code of Conduct, and will be responsible for considering any waivers of the Code of Conduct (other than waivers applicable to members of the nominating and corporate governance committee, which shall be considered by the audit committee, or waivers applicable to enGene’s directors or executive officers, which shall be subject to review by its board of directors as a whole).

Assessments

The nominating and corporate governance committee is mandated to undertake assessments of the overall performance and effectiveness of the Board and each standing committee of the Board and report on such assessments to the Board. The purpose of the assessments is to ensure the continued effectiveness of the Board in discharging its duties and responsibilities and the effective operation of the governance framework and to contribute to a process of continuing improvement.

For further information, see director nominee considerations under heading “Board Committees.”

Compensation

The CEO’s compensation is determined by the Board (excluding the CEO), based on the recommendation of the compensation committee. The compensation committee, in making its recommendations regarding the CEO’s compensation, reviews and considers the Company’s corporate goals and objectives as well as performance.

For further information, see the heading “Executive Compensation.”

Board Committees

The Board is responsible for the stewardship of the Company and has adopted the Board Mandate setting out the Board’s responsibilities with respect to the stewardship and oversight of the Company and providing for the establishment of standing committees of the Board (which committees currently consist of the audit committee, the compensation committee and the nominating and corporate governance committee). The mandates of these committees are set out in their respective charters.

The Board shall review and assess, or may delegate to the nominating and corporate governance committee to review and assess, the adequacy of the Board and committee mandates and recommend any proposed changes to the Board for consideration.

Audit Committee

Under SEC and the Nasdaq rules, there are heightened independence standards for members of the audit committee. enGene has established an audit committee comprised of independent directors as required by such applicable SEC rules and regulations, Nasdaq rules and NI 52-110 (“NI 52-110”). At least one member of the audit committee will qualify as an “audit committee financial expert”, as such term is defined the rules and regulation established by the SEC, and all members of the audit committee are “financially literate”, as such term is defined in NI 52-110 (except as may be permitted by NI 52-110). The principal purpose of enGene’s audit committee will be to assist the Board in its oversight of:

•
the quality and integrity of enGene’s financial statements and related information;
•
the independence, qualifications, appointment and performance of enGene’s external auditor;
•
enGene’s disclosure controls and procedures, internal control over financial reporting and management’s responsibility for assessing and reporting on the effectiveness of such controls;
•
enGene’s compliance with applicable legal and regulatory requirements; and
•
enGene’s enterprise risk management processes.

The Board has established a written charter setting forth the purpose, composition, authority and responsibility of its audit committee, consistent with the rules of the Nasdaq, the SEC and NI 52-110.

enGene’s audit committee has access to all of its books, records, facilities and personnel and may request any information about enGene as it may deem appropriate. It also has the authority in its sole discretion and at enGene’s expense, to retain and set the compensation of outside legal, accounting or other advisors as necessary to assist in the performance of its duties and responsibilities.

The audit committee currently consists of Lota Zoth, Chair, Gerry Brunk and Richard Glickman. The Board has determined that Ms. Zoth qualifies as an audit committee financial expert. A description of the education and experience of each audit committee member that is relevant to the performance of their responsibilities as an audit committee member may be found in this proxy statement under the heading “Election of Directors - Director Biographies.” The audit committee charter can be found on the Company’s website at www.engene.com.

Compensation Committee

Under SEC and the Nasdaq rules, there are heightened independence standards for members of the compensation committee. enGene’s compensation committee members meet this heightened standard and are also independent for purposes of NI 58-101. The functions of the compensation committee include:

•
reviewing and making recommendations with respect to compensation policy and programs and determining and recommending option grants under enGene’s incentive stock plan;
•
reviewing and recommending to the Board the manner in which executive compensation should be tied to corporate goals and objectives;
•
reviewing and approving annually the corporate goals and objectives applicable to the compensation of the Chief Executive Officer, evaluating at least annually the Chief Executive Officer’s performance in light of those goals and objectives and determining and approving the Chief Executive Officer’s compensation level based on this evaluation;
•
making recommendations to the Board regarding the compensation of all other executive officers;
•
reviewing and making recommendations to the Board regarding incentive compensation plans and equity-based plans;
•
authority to oversee enGene’s non-executive incentive compensation plans and equity-based plans, including the discharge of any duties imposed on the compensation committee by any of those plans; and
•
reviewing director compensation for service on the Board and board committees at least once a year and to recommending any changes to its Board.

The Board has established a written charter that sets forth the purpose, composition, authority and responsibility of enGene’s compensation committee consistent with the rules of the Nasdaq, the SEC and the guidance of the CSA.

The compensation committee currently consists of Gerry Brunk, Chair, and Richard Glickman. Each of the members of the compensation committee is familiar with designing and reviewing executive compensation packages through his roles within those companies described under the heading “Election of Directors- Director Biographies.” The compensation committee charter can be found on the Company’s website at www.engene.com.

The Board is satisfied that the composition of the compensation committee ensures an objective process for determining compensation.

Nominating and Corporate Governance Committee

The members of the nominating and governance committee are independent for purposes of NI 58-101.

The Board has established a written charter that sets forth the purpose, composition, authority and responsibility of enGene’s nominating and corporate governance committee. The nominating and corporate governance committee’s purpose is to assist the Board in:

•
identifying individuals qualified to become members of the Board;
•
selecting or recommending that the Board select director nominees for the next annual meeting of shareholders and determining the composition of the Board and its committees;
•
developing and overseeing a process to assess the Board, the Chair of the Board, the committees of the board, the chairs of the committees, individual directors and management; and
•
developing and implementing enGene’s corporate governance guidelines.

In identifying new candidates for the Board, the nominating and corporate governance committee will consider what competencies and skills its board of directors, as a whole, should possess and assess what competencies and skills each existing director possesses, considering the Board as a group, and the personality and other qualities of each director, as these may ultimately determine the boardroom dynamic.

It is the responsibility of the nominating and corporate governance committee to regularly evaluate the overall efficiency of the Board and its Chair and all Board committees and their chairs. As part of its mandate, the nominating and corporate governance committee will conduct the process for the assessment of the Board, each committee and each director regarding their or its effectiveness and contribution, and report evaluation results to its board of directors on a regular basis.

The nominating and corporate governance committee currently consists of Richard Glickman, Chair, and Gerry Brunk. The nominating and corporate governance committee charter can be found on the Company’s website at www.engene.com.

Other Board Committees

The Board may amend the Board committee structure and authorize and appoint other committees as it considers appropriate, including ad hoc committees for special purposes.

Director Term Limits

The Board has not adopted director term limits or other automatic mechanisms of board renewal. Rather than adopting formal term limits, mandatory age-related retirement policies and other mechanisms of board renewal, enGene expects that the nominating and corporate governance committee of its Board will develop a skills and competencies matrix for the Board as a whole and for individual directors. enGene further expects that the nominating and corporate governance committee will also conduct a process for the assessment of its board of directors, each committee and each director regarding their or its effectiveness and contribution, and will report evaluation results to its board of directors on a regular basis.

Diversity

enGene does not have a formal policy nor measurable objectives (such as a target) regarding board diversity or for the representation of women on their board of directors, management team or executive officers. enGene expects that its priority in the selection of the Board members will be to identify members who will further the interests of its shareholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, and knowledge of enGene’s business and understanding of the competitive landscape. enGene’s nominating and corporate governance committee and management team are expected to take gender and other diversity representation into consideration as part of their overall recruitment and selection process.

enGene expects to facilitate the representation of women on its Board and in executive officer positions by ensuring that diversity considerations are taken into account in senior management, monitoring the level of female representation on the Board and in senior management positions, continuing to broaden recruiting efforts to attract and interview qualified female candidates, and committing to retention and training to ensure that enGene’s most talented employees are promoted from within the organization.

Currently, one of the five members (20%) of the Board are women. If Mr. Joustra and Mr. Hastings are elected at the meeting, one of the seven members (14%) of the Board will be women. Currently, none of our executive officers (0%) are women.

Board Diversity Matrix

Members of our Board have voluntarily self-disclosed the following diversity statistics as set forth in the table below:

	As of April 4, 2024
Total Number of Directors	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	1		3
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	1
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background		3

Communications with the Board

Shareholders and other interested parties may contact any member (or all members) of our Board (including, without limitation, the non-management directors as a group), any committee of our Board or the chair of any such committee. Written correspondence may be sent addressed to our Board, any committee or any individual director, c/o Corporate Secretary, enGene Holdings Inc., 4868 Rue Levy, Suite 220, Saint-Laurent, QC, Canada H4R 2P1.

PROPOSALS TO BE VOTED ON

Proposals 1, 2 and 3 are included in this proxy statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” each of the nominees in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

PROPOSAL 1 - ELECTION OF DIRECTORS

Number of Directors

On April 11, 2024, the Board set the number of directors at seven, of which three are being put forward as nominees for election as directors at the Meeting, as further described herein.

Nominees

The nominating and corporate governance committee has recommended and our Board has nominated, the following three individuals for election for a three year term:

Lota S. Zoth (currently a director);

Wouter Joustra; and

Paul Hastings.

Properly executed proxies will be voted for these three nominees unless other instructions are specified. In no event may the proxies be voted for more than three nominees.

The Board determined that Ms. Zoth, Mr. Joustra and Mr. Hastings satisfy the requirements to be considered an independent director under applicable Nasdaq rules and pursuant to NI 52-110.

Biographical information regarding each director nominee and their qualifications to serve as a director are set forth below. Unless otherwise indicated, each director has held their principal occupation or other positions with the same or predecessor organizations for at least the last five years.

Other than as disclosed herein, none of the proposed nominees for election as a director of the Company are proposed for election pursuant to any arrangement or understanding between the nominee and any other person, except the directors and senior officers of the Company acting solely in such capacity. See “Share Ownership” above.

Lota Zoth, Director Nominee

Lota Zoth has served as a member of the Board and as chair of the Board’s audit committee since December 18, 2023. Ms. Zoth is a Certified Public Accountant and has also served as a member of the board of directors of 89BIO, Inc. (Nasdaq: ETNB), a clinical-stage biopharmaceutical company, since June 2020. She has served as a member of the board of directors and as chair of the audit committee of Lumos Pharma, Inc. (Nasdaq: LUMO) (previously, NewLink Genetics Corporation), a biopharmaceutical company, since November 2012. She has also served as a member of the board of directors and chair of the audit committee of Inovio Pharmaceuticals, Inc. (Nasdaq: INO), a biotechnology company, since January 2018 and August 2018, respectively. Ms. Zoth previously served as a member of the board of directors and chair of the audit committee of Zymeworks Inc. (NYSE: ZYME), a clinical-stage biopharmaceutical company, from November 2016, as chair of the board of directors from September 2019 to January 2022 and as lead director since January 2022, until stepping down from the Zymeworks Inc. board in December 2023. In addition, she previously served as a member of the board of Spark Therapeutics, Inc., a gene therapy platform company, from January 2016 to December 2019, Circassia Pharmaceuticals, plc (LON: CIR), a specialty biopharmaceutical company, from February 2015 to February 2019, Orexigen Therapeutics, Inc., a biopharmaceutical company, from April 2012 to May 2019, Aeras, a non-profit product development organization, from November 2011 to October 2018, Hyperion Therapeutics, Inc., a commercial-stage biopharmaceutical company, from February 2008 to May 2015 and Ikaria, Inc., a commercial stage biopharmaceutical company, from January 2008 to February 2014. Prior to her retirement, Ms. Zoth most recently served as Senior Vice President and Chief Financial Officer of MedImmune, Inc., a biotechnology company, from April 2004 to July 2007 and as Vice President, Controller & Chief Accounting Officer from August 2002 to April 2004. Ms. Zoth received her B.B.A. from Texas Tech University. We believe Ms. Zoth is qualified to serve on our Board because of her experience as a senior executive and member of the board of other life science companies. Ms. Zoth is a resident of Texas, USA.

Wouter Joustra, Director Nominee

Wouter Joustra, age 35, is a General Partner at Forbion, a leading European life sciences venture capital firm. At Forbion, Mr. Joustra is responsible for deal origination, general portfolio management and divestment strategies, and focuses on Forbion’s Growth Opportunities Funds, which concentrates on investing in late-stage life sciences companies. Prior to joining Forbion in 2019, Mr. Joustra previously was a Senior Trader, as well as Executive Board member of the Life Sciences franchise at Kempen, a European boutique investment bank. In this role, Mr. Joustra managed Kempen’s trading portfolio, and was involved in deal structuring and equity capital markets transactions, as well as larger block trades. Mr. Joustra also served as a member of the board of directors of Gyroscope Therapeutics until the closing of its acquisition by Novartis in February 2022 for up to $1.5 billion, the board of directors of VectivBio (NASDAQ: VECT) from December 2022 until the closing of its $1.2 billion acquisition by Ironwood Pharmaceuticals in December 2023, the board of directors of Aiolos Bio until the closing of its acquisition by GSK plc in February 2024 for up to $1.4 billion and the board of Forbion’s SPAC vehicle until the completion of the business combination of enGene Holdings Inc. (NASDAQ: ENGN) in October 2023. Currently Mr. Joustra serves on the board of directors of VectorY Therapeutics, and holds a position as a board observer at NewAmsterdam Pharma N.V. (NASDAQ: NAMS). Mr. Joustra holds an M.Sc. in Business Administration from the University of Groningen, and a B.Sc. in International Business and Management from this same university. We believe Mr. Joustra is qualified to serve on our Board due to his experience in the biotechnology industry and the venture capital industry. Mr. Joustra is a resident of North Holland, Netherlands.

Paul Hastings, Director Nominee

Paul Hastings, age 64, has served as the President, Chief Executive Officer, and a member of the board of directors of Nkarta, Inc. (NASDAQ: NKTX) since February 2018. Prior to that, Mr. Hastings served as President, Chief Executive Officer, and Director of the publicly traded, clinical-stage biopharmaceutical company OncoMed Pharmaceuticals, Inc. from January 2006 until January 2018. In August 2013, he was elected chairman of the board of directors of OncoMed and served in that role until January 2018. Prior to joining OncoMed, Mr. Hastings was President, Chief Executive Officer, and Director of QLT, Inc., a publicly traded biotechnology company dedicated to the development and commercialization of innovative ocular products, from February 2002 to September 2006. From 2000 to 2002, Mr. Hastings served as President, Chief Executive Officer, and Director of Axys Pharmaceuticals, Inc., which was acquired by Celera Corporation in 2001. Mr. Hastings was also previously the President of Chiron Biopharmaceuticals, a division of Chiron Corporation, President and Chief Executive Officer of LXR Biotechnology, and he held a variety of management positions of increasing responsibility at Genzyme Corporation, including President of Genzyme Therapeutics Europe and President of Worldwide Therapeutics. Mr. Hastings previously served on the board of directors of Relypsa, a publicly traded biotechnology company acquired by Galencia AG, as chairman of the board of directors of Proteolix, Inc., a privately held biopharmaceutical company acquired by Onyx Pharmaceuticals, Inc., on the board of directors of ViaCell, Inc., a publicly traded biotechnology company sold to Perkin Elmer, and as a director of ViaCyte, Inc., a privately held regenerative medicine company acquired by Vertex Pharmaceuticals, Inc. Mr. Hastings currently serves as Chair of the board of Pacira Biosciences, Inc. (NASDAQ: PCRX), a biotechnology company, and the immediate past Chair and Board Executive Committee member of the Biotechnology Innovation Organization. Mr. Hastings received a B.S. in pharmacy from the University of Rhode Island. We believe Mr. Hastings is qualified to serve on our Board of Directors due to his extensive experience in the pharmaceutical and biotechnology industries, including his leadership and management experience. Mr. Hastings is a resident of California, USA.

Remaining Members of the Board

Biographical information regarding the remaining members of the Board and their qualifications is set forth below. Unless otherwise indicated, each director has held their principal occupation or other positions with the same or predecessor organizations for at least the last five years.

Jason D. Hanson, Chief Executive Officer and Director

Jason D. Hanson has served as Chief Executive Officer and as a Director of enGene since August 8, 2023. Mr. Hanson has served as Chief Executive Officer and as a Director of enGene Inc. since July 2018. He also served as President of enGene Inc. from July 2018 to December 2022. Mr. Hanson is also a member of the board of directors of Bullfrog AI Holdings, Inc. (NASDAQ: BFRG), where he has served as a director and chair of the nominating and corporate governance committee, and as a member of the audit committee and compensation committee since February 2023. From August 2016 to November 2017, Mr. Hanson served as President and Chief Executive Officer of Ohana Biosciences, a biotechnology company based in Cambridge, MA, and as member of the Ohana board of directors and consultant to Ohana from November 2017 to June 2018. Mr. Hanson previously served as Executive Vice President and Chief Strategy Officer for NuVasive, Inc. from November 2015 to August 2016. Mr. Hanson served as Corporate Vice President of General Electric Company and member of the senior executive team of GE Healthcare, a global pharmaceutical, medical device and healthcare services business from May 2014 to October 2015. In January 2013, Mr. Hanson served as Company Group Chairman and Executive Vice President of Valeant Pharmaceuticals International, Inc. (now Bausch Health Companies Inc.). Previously, he served in various roles at Medicis Pharmaceutical Corporation, including as Executive Vice President and Chief Operating Officer between July 2006 and December 2012. Mr. Hanson also served in numerous roles at GE Healthcare, including General Counsel roles, from April 1999 to July 2006. Mr. Hanson holds a B.S. from Cornell University and a J.D. from Duke University School of Law. On February 14, 2024 the Company announced Mr. Hanson’s decision to resign from his position as Chief Executive Officer due to personal family and health reasons. Such decision was not the result of any dispute or disagreement with the Company or the Company’s Board on any matter relating to the operations, policies or practices of the Company. The Board has engaged an executive search firm to assist in a comprehensive search for the Company’s successor Chief Executive Officer. We believe Mr. Hanson is qualified to serve on our Board due to his extensive experience in the pharmaceutical and biotechnology industries, including in leadership and management roles, and his significant history with and knowledge of our company. Mr. Hanson is a resident of Massachusetts, USA.

Jasper Bos, Ph.D., Director

Jasper Bos, Ph.D., has served as a member of the Board since August 8, 2023. Mr. Bos, the former Chief Executive Officer of FEAC, is a former Merck executive and joined Forbion Growth as a General Partner in May 2021. Before joining Forbion’s Naarden-based headquarters, Mr. Bos was Senior Vice President and Managing Director at M Ventures, leading the venture capital arm of pharmaceutical company Merck, which he joined in 2009. At M Ventures, he led a team of 21 investment professionals and with a fund size of €400 million invested in over 50 portfolio companies spanning biotech, life sciences tools, and tech companies with investment activities ranging from seed-stage to cross-over and IPO. In addition, as Country Speaker Merck Netherlands, he assumed responsibility and liaised between all Merck activities in the Netherlands. His track record as an investor includes the successful exits of Prexton Therapeutics, Epitherapeutics, Galecto, ObsEva, Translate Bio, and F-Star, and has served on multiple boards of privately-owned biotech companies. He has experience in several operational roles in portfolio companies and played a key role in the creation of multiple successful spin-out companies out of Merck. Mr. Bos holds a Ph.D. in Pharmacy from the University of Groningen, the Netherlands. We believe Mr. Bos is qualified to serve on our Board due to his experience in the biotechnology industry and the venture capital industry. Mr. Bos is a resident of North Holland, Netherlands.

Gerry Brunk, Director

Gerry Brunk has served as a member of the Board since August 8, 2023 and as a member of the board of enGene Inc. since October 2017. He currently serves as chair of the Board’s compensation committee. Mr. Brunk is a co-founder and Managing Director at Lumira Ventures, a healthcare venture capital firm. Prior to beginning his venture capital career in 2002, Mr. Brunk was an entrepreneur and co-founder of several venture-capital funded healthcare companies and served as an Engagement Manager in the healthcare practice of The Boston Consulting Group from July 1994 to May 1999. Earlier, Mr. Brunk was a member of the investment banking group of Credit Suisse First Boston in New York from June 1990 to June 1992. Mr. Brunk received an MBA from Stanford University Graduate School of Business and a B.A. from the University of Virginia. We believe Mr. Brunk is qualified to serve on our Board due to his experience in the biotechnology industry and the venture capital industry. Mr. Brunk is a resident of Massachusetts, USA.

Dr. Richard M. Glickman, Director

Dr. Richard M. Glickman has served as a member of enGene’s Board since April 24, 2023, and as chair of the board of enGene Inc. since January 2015, where he also served as a member of that board since October 2011. He currently serves as chair of the Board’s nominating and corporate governance committee. Dr. Glickman was a co-founder of Aurinia Pharma Corp. where he served as its Chairman and CEO since February 2017. He was also the founding and current Chairman of the Board of Essa Pharmaceuticals Inc. He is currently a director and Chairman of the compensation committee, and a member of the nominating and corporate governance committee of Eupraxia Pharmaceuticals Inc. (TSX: EPRX; NASDAQ: EPRX), a clinical-stage biotechnology company. Previously, Dr. Glickman was a co-founder of Apsreva Pharmaceuticals where he served as its Chairman and CEO from 2001 to 2006. Dr Glickman is the recipient of numerous awards including the Ernst and Young Entrepreneur of the Year and Canada’s Top 40 under 40. Dr. Glickman holds a B.S. in Microbiology and Immunology from the McGill University. We believe Dr. Glickman is qualified to serve on our Board due to his extensive experience in the life science industry, including his broad leadership experience. Dr. Glickman is a resident of British Columbia, Canada.

Staggered Board Provisions

Our Articles provide for a staggered board of directors consisting of three groups of directors with directors serving staggered three year terms.

At every annual general meeting and in every unanimous shareholder resolution in lieu thereof, all of the directors whose terms expire cease to hold office immediately before the election or appointment of directors, but are eligible for re-election or re-appointment. The shareholders entitled to vote at the annual general meeting for the election of directors may elect, or in a unanimous resolution appoint, the number of directors required to fill any vacancies created. The directors will hold office for the applicable terms contemplated in the staggered board provisions. Upon the resignation of a director, the remaining directors may fill the casual vacancy resulting from such resignation for the remainder of the unexpired term.

The terms of office for each of our directors are as follows:

•
Jason D. Hanson and Jasper Bos have terms expiring on the third annual general meeting following October 31, 2023 (i.e., the annual general meeting to be held in 2026);
•
Gerry Brunk and Richard Glickman have terms expiring at the second annual general meeting following October 31, 2023 (i.e., the annual general meeting to be held in 2025);
•
Lota Zoth has a term expiring on the date of the Meeting, and if reelected at the Meeting will have a term expiring on the third annual general meeting following the Meeting (i.e., the annual general meeting to be held in 2027); and
•
Wouter Joustra and Paul Hastings, if elected at the Meeting, will each have a term expiring on the third annual general meeting following the Meeting (i.e., the annual general meeting to be held in 2027).

Replacement or Removal of Directors.

Under the BCBCA and the Articles, a director may be removed with or without cause by a special resolution passed by a special majority (being two-thirds) of the votes cast by shareholders present in person or by proxy at a duly convened meeting and who are entitled to vote.

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

Under the Articles, the number of directors of enGene must be set at a minimum of three (3). The directors will be authorized to determine the actual number of directors to be elected from time to time.

Advance Notice Policy

Our Articles include an advance notice policy for the nomination for election of directors (the “Advance Notice Policy”). The Advance Notice Policy provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice thereof in proper written form to our Corporate Secretary.

To be timely, a Nominating Shareholder’s notice must be made: (i) in the case of an annual meeting of shareholders (including an annual and special meeting), not later than the close of business on the thirtieth (30th) day prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the first public announcement of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the date of such first public announcement; and (ii) in the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made. The Articles also prescribe the proper written form for a Nominating Shareholder’s notice.

The Chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the Articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.

Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in the Advance Notice Policy.

In addition to satisfying the foregoing requirements under the Articles with respect to advance notice of any nomination, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2025 annual meeting of shareholders in accordance with Exchange Act Rule 14a- 19 must provide notice in accordance with our Advance Notice Policy, which, in general, require that such notice be received within the time periods described above. Any such notice of intent to solicit proxies must comply with all the requirements of SEC Rule 14a-19.

Cease Trade Orders and Bankruptcies

No proposed director of the Company is, as of the date of this proxy statement, or has been, within the ten years prior to the date hereof, a director or chief executive officer or chief financial officer of any company (including the Company) that: (i) was subject to an order that was issued while the proposed director was acting as a director, chief executive officer or chief financial officer; or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer. For the purposes hereof, “order” means: (i) a cease trade order; (ii) an order similar to a cease trade order; or (iii) an order that denied the relevant company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days.

No proposed director of the Company is, at the date of this proxy statement, or has been within ten years before the date of this proxy statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Penalties and Sanctions

No proposed director of the Company has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Individual Bankruptcies

No proposed director of the Company has, within the ten years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Certain Relationships and Related Transactions

Other than as discussed below and the compensation arrangements discussed under “Executive Compensation,” since November 1, 2022 (i.e. the first date of our last fiscal year), there have not been any transactions to which we are a party, nor are there any proposed transactions to which we would be a party, with related parties and which we are required to disclose pursuant to the rules of the SEC and the CSA.

On October 31, 2023 (the “Closing Date”), enGene Holdings Inc. consummated the previously announced business combination (the “Business Combination”) with Forbion European Acquisition Corp., a Cayman Islands exempted company and a special purpose acquisition corporation (“FEAC”), and enGene Inc., a corporation incorporated under the laws of Canada, pursuant to the Business Combination Agreement, dated as of May 16, 2023 (the “Business Combination Agreement”). Throughout this subsection, unless otherwise noted, “we,” “us,” “our” and similar words refer to, for periods prior to the Closing Date, enGene Inc. and its subsidiary, and for periods following the Closing Date, to enGene Holdings Inc. and its consolidated subsidiaries. Terms used herein but not otherwise defined herein shall have the definitions given in the Annual Report on Form 10-K for the year ended 2023.

As the Business Combination closed on October 31, 2023, the following discussion is being provided supplementally to give an understanding of FEAC’s results of operations and financial position prior to the Business Combination.

FEAC

FEAC Class B Shares

On August 12, 2021, Forbion European Sponsor LLP paid $25,000, or approximately $0.009 per share, in consideration for 2,875,000 FEAC Class B Shares. On November 23, 2021, Forbion European Sponsor LLP transferred 2,875,000 FEAC Class B Shares to the FEAC Sponsor in exchange for $25,000, or approximately $0.009 per share. On December 9, 2021, FEAC issued an additional 287,500 FEAC Class B Shares to the FEAC Sponsor resulting from a 1.1 for 1 share dividend. As a result, the FEAC Sponsor owned 3,162,500 FEAC Class B Shares as of the date of the Business Combination Agreement. The FEAC Class B Shares will be exchanged for FEAC Class A Shares, on a one-for-one basis, on the day that is two business days prior to the Closing of the Business Combination. The number of FEAC Class B Shares issued was determined based on the expectation that the FEAC Class B Shares would represent 20% of the issued and outstanding ordinary shares of FEAC upon completion of the initial public offering (“IPO”). Such FEAC Class B Shares were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Private Placement Warrants

Simultaneously with the closing of the IPO, the FEAC Sponsor purchased in a private placement 4,700,000 FEAC Private Placement Warrants (5,195,000 FEAC Private Placement Warrants when the underwriters’ over-allotment option was fully exercised on December 15, 2021), each exercisable to purchase one FEAC Class A Share at $11.50 per share, at a price of $1.50 per FEAC Private Placement Warrants. The sale of the FEAC Private Placement Warrants in connection with the IPO and subsequent over-allotment option exercise generated gross proceeds of $7,792,500. Except as described below, the FEAC Private Placement Warrants had terms and provisions that are identical to those of the FEAC Warrants. The FEAC Private Placement Warrants were not transferable, assignable or salable (and the FEAC Class A Shares issuable upon exercise of the FEAC Private Placement Warrants are not transferable, assignable or salable until 30 days after the completion of the Business Combination), except pursuant to limited exceptions, and they are not redeemable by FEAC. The FEAC Sponsor, or its permitted transferees, have the option to exercise the FEAC Private Placement Warrants on a cashless basis.

There were no redemption rights or liquidating distributions with respect to the FEAC Class B Shares or FEAC Private Placement Warrants.

Working Capital Loans

In order to finance transaction costs in connection with the Business Combination, the FEAC Sponsor or an affiliate of the FEAC Sponsor, or certain of FEAC’s officers and directors were permitted, but not obligated to, loan to FEAC funds as deemed required (“Working Capital Loans”). FEAC repaid the Working Capital Loans out of the proceeds of the Trust Account released to FEAC in connection with the completion of the Business Combination. An aggregate amount of $1,500,000 in Working Capital Loans and Extension Loans was converted, at the election of the FEAC Sponsor, into additional FEAC Warrants at a price of $1.50 per warrant on terms identical to the FEAC Private Placement Warrants, concurrently with the consummation of the Business Combination.

On March 24, 2023, the FEAC Sponsor and FEAC entered into an unsecured promissory note (the “First Loan Note”) under which the FEAC Sponsor agreed to extend to FEAC a loan of up to $900,000, to be used for FEAC’s general corporate purposes. The FEAC Sponsor funded the initial principal amount of $450,000 under the First Loan Note on March 24, 2023 and an additional $450,000 under the First Loan Note on April 26, 2023. The First Loan Note bears no interest became due and payable on the date of the Business Combination (the “Loan Note Maturity Date”). In connection with the completion of the Business Combination, the FEAC Sponsor elected to convert the total principal amount of the First Loan Note into additional warrants of FEAC at a price of $1.50 per warrant and on terms identical to the FEAC Private Placement Warrants. The issuance of the First Loan Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

On June 6, 2023, FEAC issued an additional unsecured promissory note (the “Second Loan Note”) under which the FEAC Sponsor agreed to extend to FEAC a loan in the total principal amount of $300,000 to the FEAC Sponsor. The proceeds of the Second Loan Note were used by FEAC for general corporate purposes. The FEAC Sponsor funded the principal amount of $300,000 on June 6, 2023. The Second Loan Note bears no interest and became due and payable on the Loan Note Maturity Date. In connection with the completion of the Business Combination FEAC repaid the Second Loan Note out of the proceeds of the Trust Account released to FEAC.

On September 13, 2023, FEAC issued an additional unsecured promissory note (the “Third Loan Note”) under which the FEAC Sponsor agreed to extend to FEAC a loan in the total principal amount of $450,000 to the FEAC Sponsor. The proceeds of the Third Loan Note were used by FEAC for general corporate purposes. The FEAC Sponsor funded the principal amount of $450,000 on September 13, 2023. The Third Loan Note bears no interest and became due and payable on the Loan Note Maturity Date. In connection with the completion of the

Business Combination FEAC repaid the Third Loan Note out of the proceeds of the Trust Account released to FEAC.

Extension Loans; Business Combination Deadline Extensions

FEAC was permitted to extend the period of time to consummate the business combination by up to two additional three-month periods (for a total of 24 months to complete the initial business combination). In order to extend the time available for FEAC to consummate an initial business combination, the FEAC Sponsor or its affiliates or designees were required to deposit into the Trust Account, for each additional three-month period, $1,265,000 ($0.10 per FEAC Class A Shares in either case), on or prior to the date of the applicable deadline, the first of which was on June 14, 2023. Any such payments were required to be made in the form of a non-interest bearing, unsecured promissory note (each such note, an “Extension Loan”).

On June 6, 2023, FEAC extended the time available to consummate the initial business combination from June 14, 2023 to September 14, 2023 by borrowing from FEAC Sponsor, and having FEAC Sponsor deposit on FEAC’s behalf an additional $1,265,000, or $0.10 per FEAC Class A Share, into the Trust Account (the “First Extension Funding”), in accordance with FEAC’s Current Articles and the Investment Management Trust Agreement by and between the Company and Continental Stock Transfer & Trust Company, dated as of December 9, 2021. In connection with the First Extension Funding, on June 6, 2023, FEAC issued an unsecured promissory note (the “First Extension Loan Note”) in the total principal amount of $1,265,000 to the FEAC Sponsor. The FEAC Sponsor funded the principal amount of $1,265,000 by depositing such amount into the Trust Account on June 6, 2023. The First Extension Loan Note did not bear interest and became due and payable on the Loan Note Maturity Date.

Concurrently with the consummation of the initial business combination, the FEAC Sponsor elected to convert up to $600,000 total principal amount of the First Extension Loan Note into additional warrants of FEAC at a price of $1.50 per warrant, each warrant exercisable for one FEAC Class A Share. The warrants were to be identical to the FEAC Private Placement Warrants.

On September 13, 2023, FEAC further extended the time available to consummate the initial business combination from September 14, 2023 to December 14, 2023 by borrowing from FEAC Sponsor, and having FEAC Sponsor deposit on FEAC’s behalf an additional $1,265,000, or $0.10 per FEAC Class A Share, into the Trust Account (the “Second Extension Funding”), in accordance with FEAC’s then existing articles and the Investment Management Trust Agreement by and between the Company and Continental Stock Transfer & Trust Company, dated as of December 9, 2021. In connection with the Second Extension Funding, on September 13, 2023, FEAC issued an unsecured promissory note (the “Second Extension Loan Note”) in the total principal amount of $1,265,000 to the FEAC Sponsor. The FEAC Sponsor funded the principal amount of $1,265,000 by depositing such amount into the Trust Account on September 13, 2023. The Second Extension Loan Note did not bear interest and became due and payable on the Loan Note Maturity Date.

Sponsor and Insiders Letter Agreement; Surrender; Sponsor Loans Conversion

On May 16, 2023, concurrently with the execution of the Business Combination Agreement, FEAC, the FEAC Sponsor, FGOF and the other holders of FEAC Class B Shares, enGene Inc., enGene Holdings Inc. and the other parties named therein (collectively, other than enGene Inc. and enGene Holdings Inc., the “FEAC Sponsor Parties”) entered into the Sponsor and Insiders Letter Agreement, pursuant to which the FEAC Sponsor agreed to surrender, after giving effect to the conversion of all or part of the principal amount outstanding under loans made by the FEAC Sponsor to FEAC into FEAC Private Placement Warrants, 1,789,004 FEAC Class B Shares and 5,463,381 FEAC Private Placement Warrants, as a contribution to the capital of FEAC and for no consideration, effective immediately prior to the Class B Conversion on the date which was two business days prior to the Closing Date (the “Surrender”).

In addition, the FEAC Sponsor Parties agreed to (i) be bound by certain other covenants and agreements related to the Business Combination, (ii) waive the anti-dilution protection with respect to the FEAC Class B Shares (whether resulting from the PIPE Financing or otherwise) and (iii) be bound by certain transfer restrictions with respect to the FEAC Shares and the FEAC Private Placement Warrants held by them (including the enGene

Common Shares and Warrants received in exchange therefore in connection with the Business Combination and the Transactions), in each case, on the terms and subject to the conditions set forth in the Sponsor and Insiders Letter Agreement.

Also, FEAC, the FEAC Sponsor and each Insider that was a Lender under the Sponsor Loans (each such term as defined in the Sponsor and Insiders Letter Agreement), each on its own behalf and on behalf of its affiliates (including the officers and directors of FEAC and each Lender ), assuming that the aggregate principal amount outstanding under the Sponsor Loans exceeded $1,500,000 on the day which was two business days prior to the Closing Date, agreed to elect to convert, and to take such necessary or appropriate actions so as to ensure the conversion of, an amount equal to $1,500,000 of the aggregate principal amount outstanding under the Sponsor Loans, taken together, into additional FEAC Private Placement Warrants immediately prior to the Surrender on the date that was two business days prior to the Closing Date, in each case in accordance with the FEAC Warrant Agreement and the relevant promissory note governing each such Sponsor Loan (the “FEAC Sponsor Loans Conversion”).

FEAC Voting Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, enGene Inc., enGene Holdings Inc. and the FEAC Sponsor Parties entered into the FEAC Voting Agreement, pursuant to which the FEAC Sponsor Parties agreed to, among other things, (i) vote or cause to be voted all of their FEAC Shares in favor of the Transaction Proposals; (ii) be bound by certain other covenants and agreements related to the Business Combination, and (iii) be bound by certain transfer restrictions with respect to the FEAC Shares, in each case, on the terms and subject to the conditions set forth in the FEAC Voting Agreement.

Registration Rights Agreement

In connection with the Business Combination, on October 31, 2023, enGene Holdings Inc., FEAC, the Sponsor Holders and the enGene Holders (each as defined in the Registration Rights Agreement) entered into a Registration Rights Agreement. Pursuant to the terms of the Registration Rights Agreement, among other things, the Sponsor Holders and the enGene Holders were granted certain customary registration rights with respect to their respective equity securities of enGene Holdings Inc., in each case, on the terms and subject to the conditions therein.

Office Space, Secretarial and Administrative Services

Commencing on the date of the IPO and through the Closing Date, FEAC agreed to pay the FEAC Sponsor a total of $10,000 per month for office space, utilities, secretarial and administrative support and to reimburse the FEAC Sponsor for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination. FEAC maintained its executive offices at 4001 Kennett Pike, Suite 302 Wilmington, Delaware 19807. The cost for the use of this space was included in the $10,000 per month fee FEAC paid to the FEAC Sponsor for office space, administrative and support services.

Additionally, the FEAC Sponsor agreed to pay an annual salary of $25,000 to each of the independent board members of FEAC for services rendered prior to or in connection with the completion of the Business Combination. Board members were also entitled to reimbursement for any out-of-pocket expenses related to identifying, investigating, negotiating and completing the Business Combination as well.

FEAC’s audit committee reviewed on a quarterly basis all payments that were made to the FEAC Sponsor, FEAC’s officers, directors or its or their affiliates.

enGene

Throughout this subsection, unless otherwise noted, we, “our”, “us,” “enGene” and the “Company” refer to enGene Holdings Inc. and all of its subsidiaries post the consummation of the Business Combination, and “Old enGene” refers to enGene Inc.

Closing Transactions

On October 31, 2023, upon the consummation of the Business Combination, all of Old enGene’s redeemable convertible preferred shares outstanding immediately prior to the close were exchanged for enGene Common Shares, with no dividends or distributions being declared or paid on the redeemable convertible preferred shares. Further, certain of Old enGene’s existing convertible notes were converted into enGene Common Shares at the conversion ratio in place at the time of conversion, and all of Old enGene’s common shares were exchanged for enGene Common Shares at the Exchange Ratio established in the Business Combination Agreement. A total of 13,091,608 enGene Common Shares were issued to enGene’s equity and convertible note holders upon the close of the Business Combination. Each of Old enGene’s outstanding warrants to purchase Common Shares were exchanged for 2,679,432 Warrants based on the Exchange Ratio. All of Old enGene’s existing outstanding Class C Warrants outstanding at the time of the Business Combination were terminated. Additionally, there were 3,670,927 enGene Common Shares issued to FEAC and its shareholders as part of the Business Combination, along with 5,029,444 Warrants to purchase enGene Common Shares.

2022 Convertible Notes

On October 20, 2022, Old enGene entered into a note purchase agreement with, and issued the 2022 Convertible Notes to, existing shareholders, including the 2022 Noteholders.

Prior to the execution and delivery of the Business Combination Agreement, Old enGene and the 2022 Noteholders entered into the Amended 2022 Convertible Notes to amend and restate the 2022 Convertible Notes, pursuant to which (i) the Amended 2022 Convertible Notes are, among other things, convertible into that number of Old enGene common shares that, when exchanged at the enGene Exchange Ratio, shall equal that number of FEAC Class A Shares (or after the Assumption, enGene Common Shares) that the holders of the Amended 2022 Convertible Notes would have received if they had subscribed for FEAC Class A Shares (or after the Assumption, enGene Common Shares) on the same terms as the PIPE Financing, and (ii) each 2022 Noteholder received warrants of enGene in consideration of certain amendments set forth in each Amended 2022 Convertible Note.

2023 Convertible Notes

On April 4, 2023, Old enGene entered into a Note Purchase Agreement with, and issued the 2023 Subordinated Notes to, existing shareholders, including, the 2023 Noteholders.

Concurrently with the execution and delivery of the Business Combination Agreement, Old enGene and the 2023 Noteholders entered into agreements, pursuant to which Old enGene repaid the 2023 Subordinated Notes by issuing to each 2023 Noteholder (i) an amount of convertible promissory notes of Old enGene substantially in the same form and on the same terms as certain convertible promissory notes issued concurrently to the FEAC Sponsor and Investissement Québec (“IQ”), and (ii) a number of warrants to acquire Old enGene common shares substantially in the same form and on the same terms as certain warrants issued concurrently with the FEAC Sponsor and IQ, corresponding, in the aggregate, to the principal amount of 2023 Subordinated Notes held by such 2023 Noteholder.

On May 17, 2023 pursuant to the agreements described immediately above, Old enGene issued an aggregate amount of $38.0 million convertible debentures and warrants to the 2023 Noteholders, the FEAC Sponsor and IQ. This financing was completed in two tranches, with the second tranche closing on June 15, 2023.

Registration Rights Agreement

In connection with the Business Combination, on October 31, 2023, enGene, FEAC, the Sponsor Holders and the enGene Holders (each as defined in the Registration Rights Agreement) entered into a Registration Rights Agreement. Pursuant to the terms of the Registration Rights Agreement, among other things, the Sponsor Holders and the enGene Holders were granted certain customary registration rights with respect to their respective equity securities of enGene, in each case, on the terms and subject to the conditions therein.

Director Indemnification

enGene has entered into indemnification agreements with each of its directors, which require enGene to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permissible under Canadian law and the BCBCA against liabilities that may arise by reason of their service to enGene or at enGene’s direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

enGene has entered into indemnification agreements with its directors and certain of its executive officers. The indemnification agreements require enGene to indemnify its directors and officers to the fullest extent permitted under Canadian law and the BCBCA.

Indebtedness of Directors, Executive Officers and Employees

None of our directors, executive officers, employees, former directors, former executive officers or former employees and none of their associates, is indebted to us or another entity whose indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar agreement or understanding provided by us.

Interests of Management and Others in Material Transactions

Other than as described above and elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended October 31, 2023 that has materially affected or is reasonably expected to materially affect us or our subsidiaries.

Requirements under the Business Corporations Act (British Columbia)

Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:

•
is a party to the contract or transaction;
•
is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or
•
has a material interest in a party to the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that our Board is considering will not take part in any board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTORS.

PROPOSAL 2 - APPROVAL OF THE PLAN AMENDMENT PROPOSAL

Plan Background

The Company maintains the enGene Holdings Inc. 2023 Incentive Equity Plan (the “Incentive Equity Plan”). The Incentive Equity Plan was adopted on October 31, 2023 upon the completion of the Business Combination and superseded enGene Inc.’s employee stock option plan (the “ESOP”) and equity incentive plan (the “EIP”) (collectively, the “Prior Plans”).

Upon completion of the Business Combination, the aggregate number of Common Shares that could be issued or transferred under the Incentive Equity Plan (the “Plan Share Reserve”) was 5,314,884, consisting of 2,706,941 Common Shares that had been subject to outstanding grants under the Prior Plans and 2,607,941 Common Shares for new grants. Of such Common Shares, up to 2,607,941 were available for options (“Incentive Stock Options”) intended to qualify as incentive stock options under Section 422 of the Code (the “ISO Sublimit”). The Incentive Equity Plan contains an evergreen provision (the “Existing Evergreen Provision”) pursuant to which, commencing with the first business day of each calendar year beginning in 2024, the Plan Share Reserve, and the ISO Sublimit, increase by a number of Common Shares equal to the lesser of (x) 1,946,226 million Common Shares and (y) such lesser number of Common Shares as may be determined by the Compensation Committee. Pursuant to this Existing Evergreen Provision, on January 2, 2024, the Plan Share Reserve was increased by 1,946,226 to 7,261,110 Common Shares.

On February 27, 2024, enGene filed a registration statement on Form S-8 registering the 7,262,110 Common Shares subject to the Incentive Equity Plan.

Plan Purpose

The general purpose of the Incentive Equity Plan is to attract and retain employees, non-employee directors, and certain consultants and advisors of enGene. The Incentive Equity Plan provides a means whereby our eligible employees, officers, non-employee directors and other individual service providers (including consultants, advisors and prospective employees, officers, non-employee directors, consultants and advisors) develop a sense of proprietorship and personal involvement in the development and the financial success of our Company and encourages them to devote their best efforts to the business of our Company, thereby advancing the interests of our Company and our shareholders. Through the issuance of incentive stock options, non-qualified stock options, stock appreciation rights, share awards, share units, and other share-based awards, the Incentive Equity Plan provides an incentive to participants to contribute to the growth of the Company by aligning the economic interests of participants with those of our shareholders. We, by means of the Incentive Equity Plan, seek to retain the services of these eligible persons and to provide incentives for these persons to exert maximum efforts for the success of our Company.

Our Board believes that the granting of such equity-based compensation promotes continuity of management and increases incentive and personal interest in the welfare of our Company by those who are primarily responsible for shaping and carrying out our long-term plans and securing our growth and financial success. On April 11, 2024, our Board approved an amendment to the Incentive Equity Plan’s Existing Evergreen Provision to provide for annual increases on the first business day of each calendar year of (i) the Plan Share Reserve by such number of Common Shares as equals 5% of the aggregate number of Common Shares outstanding on the final day of the immediately preceding calendar year (or such smaller number of shares as is determined by the Committee), and (ii) the ISO Sublimit by the lesser of 2,500,000 Common Shares and the increase in the Plan Share Reserve (or such smaller number of shares may be determined by the Committee) (the “Amended Evergreen Provision”). The Board directed that such amendment to the Incentive Equity Plan be submitted to the shareholders for approval at the Meeting (the “Plan Amendment Proposal”). The form of the Incentive Equity Plan reflecting the Amended Evergreen Provision (as so amended, the “Amended and Restated Plan”) is included as Schedule B to this Proxy Statement with the revisions to the current Incentive Equity Plan to be effected with deletions indicated with strikethroughs of the text and with additions of text indicated with a double underline boldface type. Incentive Equity Plan.

If our shareholders do not approve this proposal, the Company will continue to operate the Incentive Equity Plan under its current provisions.

Reasons for the Plan Amendment Proposal

Our Board unanimously recommends that you vote FOR the Plan Amendment Proposal, including for the following reasons:

•
Our future success as a company depends on our continued ability to attract, recruit, motivate and retain high-quality talent. Being able to continue to provide equity-based incentives is critical to achieving this success as we compete for talent in an industry in which equity compensation is market practice and is expected by existing personnel and prospective candidates. Equity awards are intended to motivate high performance levels and to align the interests of our employees, non-employee directors and consultants with those of our shareholders by giving such individuals an equity stake in our Company and by providing a means of recognizing such individuals’ contributions to our success. Our Board and management believe equity awards are necessary to remain competitive in our industry and are essential in a competitive labor market and industry to attracting, recruiting, motivating and retaining the highly qualified employees who help us meet our goals.
•
The Existing Evergreen Provision is unlikely to provide sufficient additional shares for grant under the Incentive Equity Plan to support the needs of our Company in light of our existing compensation structure, compensation strategy and business plans. The increase being sought in connection with the proposed Amended Evergreen Provision is necessary to help ensure we have a sufficient number of shares authorized, reserved for issuance, and available to appropriately compensate our employees, non-employee directors and consultants in 2025, and to issue appropriate awards going forward, under the Incentive Equity Plan.
•
In determining the appropriate evergreen percentage under the Incentive Equity Plan, the Board reviewed market, industry and compensation peer group practices and data. The Board determined that the Incentive Equity Plan does not provide sufficient share authorization to appropriately compensate our employees, non-employee directors and consultants for a duration comparable to that of the equity incentive plans of similarly situated companies. We believe the Plan Amendment Proposal will remedy this by positioning us to be in line with the equity incentive plan share authorization levels at similarly situated companies.

Shareholders are being asked to approve the Plan Amendment Proposal to satisfy Incentive Equity Plan and the Nasdaq Stock Market LLC requirements and to qualify certain stock options authorized under the Incentive Equity Plan for treatment as incentive stock options under Section 422 of the Code.

Overview of Changes Implemented by the Amended Evergreen Provision

The Amended Evergreen Provision amends Section 4(a) of the Incentive Equity Plan as shown below (with deletions indicated with strikethroughs of the text and with additions of text indicated with a double underline boldface type), such that the Plan Share Reserve (i.e., the number of Common Shares authorized for issuance under the Incentive Equity Plan) increases on the first day of each calendar year, beginning on January 1, 2025, by 5% of the aggregate number of Common Shares issued and outstanding on December 31st of the preceding calendar year (or such lesser number of Common Shares as may be determined by the Committee) and the ISO Sublimit (i.e., the number of Common Shares in the Plan Share Reserve authorized for issuance under the Incentive Equity Plan pursuant to Incentive Stock Options) increases on the first day of each calendar year, beginning on January 1, 2025, by the lesser of 2,500,000 Common Shares and the increase in the Plan Share Reserve (or such smaller number of shares may be determined by the Committee). The amended text of Section 4(a) of the Incentive Equity Plan will read as follows:

Section 4. Shares Subject to the Plan

(a) Shares Authorized. Subject to ~~adjustment as~~the increases described in this Section 4(a), and the adjustments described below in Sections 4(b) and 4(e) below, (i) the aggregate number of Common Shares that may be issued or transferred under the Plan ~~shall be 2,607,943 Common Shares, plus~~(the “Plan Share Reserve”) shall be 7,261,110 (consisting of 2,706,941 Common Shares subject to outstanding grants under the Prior Plan as of the Effective Date~~. The~~, 2,607,943 additional Common Shares as of the Effective Date and 1,946,226 additional Common Shares added pursuant to this Section 4(a) as of January 2, 2024), and (ii) the aggregate number of Common Shares in the Plan Share Reserve that may be issued or transferred under the Plan pursuant to Incentive Stock Options (the “ISO Sublimit”) shall not exceed ~~2,607,943~~4,554,169 Common Shares. Commencing with the first business day of each calendar year beginning in ~~2024, the aggregate number of Common Shares that may be issued or transferred under~~2025, (i) the Plan Share Reserve shall be increased by a number equal to the lesser of (x) ~~1,946,226 million~~5% of the Common Shares of the Company issued and outstanding on the final day of the immediately preceding calendar year and (y) such lesser number of Common Shares as may be determined by the Committee~~.~~, and (ii) the ISO Sublimit shall be increased by the lesser of (x) 2,500,000 Common Shares, (y) the increase in the Plan Share Reserve pursuant to clause (i) of this sentence, and (z) such lesser number of Common Shares as may be determined by the Committee.

Other than as described above, the Incentive Equity Plan will continue in its current form.

As of March 31, 2024, 3,434,969 Common Shares are available for future issuance under the Incentive Equity Plan, including as Incentive Stock Options (not including future increases under the Incentive Equity Plan’s Existing Evergreen Provision). This amount is insufficient for us to be able to attract, recruit, motivate and retain employees, non-employee directors and consultants or to appropriately compensate these individuals under the Incentive Equity Plan.

In the event that shareholders do not approve the Plan Amendment Proposal, the Amended Evergreen Provision will not become effective. Awards will continue to be made under the Incentive Equity Plan to the extent that there are available Common Shares to do so.

Description of the Incentive Equity Plan

The following description of the material terms of the Incentive Equity Plan as amended by the Amended Evergreen Provision is intended to be a summary only, and is qualified in its entirety by the full text of the Amended and Restated Plan which is included as Schedule B to this Proxy Statement.

Type of Awards

The Incentive Equity Plan provides for the issuance of stock options (including non-statutory stock options and incentive stock options), stock appreciation rights (“SARs”), restricted shares, restricted share units and other share-based awards to employees, non-employee directors, and certain consultants and advisors of the Company or its subsidiaries.

Administration

The Incentive Equity Plan is administered by the compensation committee of the Board or another committee appointed by the Board to administer the Incentive Equity Plan (and to the extent the Board does not appoint a committee, the Board will serve as the committee) (for purposes of this description of the Incentive Equity Plan, the “Committee”); provided that any grants to members of the Board must be authorized by a majority of the Board (counting all the Board members for purposes of a quorum, but only non-interested Board members for purposes of such majority approval). The Committee (if other than the full Board) must consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Company Common Shares is at the time primarily traded. The Committee may delegate authority under the Incentive Equity Plan to one or more subcommittees as it deems appropriate. Subject to compliance with applicable law and stock exchange requirements, so long as the Chief Executive Officer is also a director on the Board, the Committee may delegate all or part of its authority to the Chief Executive Officer (or if there is none then appointed, the President), as it deems appropriate, with respect to grants to employees or consultants who are not executive officers under Section 16 of the Exchange Act.

The Committee will have full power and express discretionary authority to administer and interpret the Incentive Equity Plan, to make factual determinations, and to adopt or amend such rules, regulations, agreements, and instruments for implementing the Incentive Equity Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.

Shares Subject to the Incentive Equity Plan

The current Incentive Equity Plan contains the Existing Evergreen Provision described above. If the shareholders approve the Plan Amendment Proposal, the Existing Evergreen Provision will be replaced by the Amended Evergreen Provision described above.

If any options or SARs granted under the Incentive Equity Plan (including options or SARs granted under the Prior Plans) expire or are canceled, forfeited, exchanged, or surrendered without having been exercised, or if any share awards, share units, or other share-based awards granted under the Incentive Equity Plan (including options or SARs granted under the Prior Plans) are forfeited, terminated, or otherwise not paid in full, the Company Common Shares subject to such awards will again be available for purposes of the Incentive Equity Plan. If Company Common Shares are surrendered in payment of the exercise price of an option, the number of Company Common Shares available for issuance under the Incentive Equity Plan will be reduced only by the net number of shares actually issued by the Company upon such exercise and not by the gross number of shares as to which such option is exercised. Upon the exercise of any SAR under the Incentive Equity Plan, the number of Company Common Shares available for issuance will be reduced only by the net number of shares actually issued by the Company upon such exercise.

If Company Common Shares are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any grant or the issuance of Company Common Shares under the Incentive Equity Plan, the number of Common Shares available for issuance will be reduced by the net number of shares issued, vested, or exercised under such grant, calculated in each instance after payment of such share withholding. If any awards are paid in cash, and not in Common Shares, any Common Shares subject to such awards will also be available for future awards. If the Company repurchases Common Shares on the open market with the proceeds from the exercise price the Company receives from options, the repurchased shares will not be available for issuance under the Incentive Equity Plan.

Individual Limits for Non-Employee Directors

The maximum aggregate grant date value of Common Shares granted to any non-employee director in any one calendar year, taken together with any cash fees earned by such non-employee director for services rendered during the calendar year, shall not exceed $500,000 in total value; provided, however, that with respect to the year during which a non-employee director is first appointed or elected to the Board, the maximum aggregate grant date value of Common Shares granted to such non-employee director, taken together with any cash fees earned by such non-employee director for services rendered during such period, shall not exceed $750,000 in total value during the initial annual period.

Adjustments

In connection with stock splits, stock dividends, recapitalizations, and certain other events affecting Common Shares, the Committee will make adjustments as it deems appropriate in: the maximum number of Common Shares reserved for issuance as grants; the maximum amount of awards that may be granted to any individual non-employee director in any year; the number and kind of shares covered by outstanding grants; the number and kind of shares that may be issued under the Incentive Equity Plan; the price per share or market value of any outstanding grants; the exercise price of options; the base amount of SARs; and the performance goals or other terms and conditions as the Committee deems appropriate.

Eligibility and Vesting

All of the employees and non-employee directors of the Company will be eligible to receive grants under the Incentive Equity Plan. In addition, consultants who perform certain services for the Company may receive grants under the Incentive Equity Plan. The Committee will (i) select the employees, non-employee directors, and consultants to receive grants and (ii) determine the number of Common Shares subject to a particular grant and the vesting and exercisability terms of awards granted under the Incentive Equity Plan. As of April 4, 2024, all 39 employees and four non-employee directors are eligible to participate in the Incentive Equity Plan.

Options

Under the Incentive Equity Plan, the Committee will determine the exercise price of the options granted and may grant options to purchase Common Shares in such amounts as it determines. The Committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify. Incentive stock options may only be granted to employees. Anyone eligible to participate in the Incentive Equity Plan may receive a grant of non-qualified stock options. The exercise price of a stock option granted under the Incentive Equity Plan cannot be less than the fair market value of a Common Share on the date the option is granted. If an incentive stock option is granted to a 10% shareholder of the total combined voting power of all classes of Company securities, the exercise price cannot be less than 110% of the fair market value of a Common Share on the date the option is granted.

The exercise price for any option is generally payable in cash. In certain circumstances as permitted by the Committee, the exercise price may be paid: by the surrender of Common Shares with an aggregate fair market value, on the date the option is exercised, equal to the exercise price; by payment through a broker in accordance with procedures established by the Federal Reserve Board; by, solely with respect to non-qualified stock options, Common Shares subject to the exercisable option that have a fair market value on the date of exercise equal to the aggregate exercise price; or by such other method as the Committee approves.

The term of an option cannot exceed 10 years from the date of grant, except that if an incentive stock option is granted to a 10% shareholder of the total combined voting power of all class of Company securities, the term cannot exceed five years from the date of grant. In the event that on the last day of the term of a non-qualified stock option, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of Common Shares under the Company’s insider trading policy, or pursuant to any restrictions on transfer imposed by the Committee, the term of the non-qualified option will be extended for a period of 30 days following the end of the legal prohibition, or until the expiration of such restrictions on transfer, unless the Committee determines otherwise.

Except as provided in the grant instrument, an option may only be exercised while a participant is employed by or providing service to us. The Committee will determine in the grant instrument under what circumstances and during what time periods a participant may exercise an option after termination of employment.

Share Awards

Under the Incentive Equity Plan, the Committee may grant share awards. A share award is an award of Common Shares that may be subject to restrictions as the Committee determines. The restrictions, if any, may lapse over a specified period of employment or based on the satisfaction of pre-established criteria, in installments or otherwise, as the Committee may determine, including, but not limited to, restrictions based on the achievement of performance goals. Except to the extent restricted under the grant instrument relating to the share award, a participant will have all of the rights of a shareholder as to those shares, including the right to vote and the right to receive dividends or distributions on the shares. Dividends with respect to share awards that vest based on performance shall vest if and to the extent that the underlying share award vests, as determined by the Committee. All unvested share awards are forfeited if the participant’s employment or service is terminated for any reason, unless the Committee determines otherwise.

Share Units

Under the Incentive Equity Plan, the Committee may grant share units to anyone eligible to participate in the Incentive Equity Plan. Share units represent hypothetical Common Shares. Share units become payable on terms and conditions determined by the Committee, including specified performance goals, and will be payable in cash, Common Shares, or a combination thereof, as determined by the Committee. All unvested share units are forfeited if the participant’s employment or service is terminated for any reason, unless the Committee determines otherwise.

Stock Appreciation Rights

Under the Incentive Equity Plan, the Committee may grant SARs, which may be granted separately or in tandem with any option. SARs granted in tandem with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time thereafter while the option remains outstanding. SARs granted in tandem with an incentive stock option may be granted only at the time the grant of the incentive stock option is made. The Committee will establish the base amount of the SAR at the time the SAR is granted, which will be equal to or greater than the fair market value of a Common Share as of the date of grant.

If a SAR is granted in tandem with an option, the number of SARs that are exercisable during a specified period will not exceed the number of Common Shares that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related SARs will terminate, and upon the exercise of a SAR, the related option will terminate to the extent of an equal number of Common Shares. Generally, SARs may only be exercised while the participant is employed by, or providing services to, us. When a participant exercises a SAR, the participant will receive the excess of the fair market value of the underlying Common Shares over the base amount of the SAR. The appreciation of a SAR will be paid in Common Shares, cash, or both.

The term of a SAR cannot exceed 10 years from the date of grant. In the event that on the last day of the term of a SAR, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of Common Shares under the Company’s insider trading policy, or pursuant to any restrictions on transfer imposed by the Committee, the term of the SAR will be extended for a period of 30 days following the end of the legal prohibition, or until the expiration of such restrictions on transfer, unless the Committee determines otherwise.

Other Share-Based Awards

Under the Incentive Equity Plan, the Committee may grant other types of awards that are based on, or measured by, Common Shares, and granted to anyone eligible to participate in the Incentive Equity Plan. The Committee will determine the terms and conditions of such awards. Other share-based awards may be payable in cash, Common Shares or a combination of the two, as determined by the Committee.

Dividend Equivalents

Under the Incentive Equity Plan, the Committee may grant dividend equivalents in connection with grants of share units or other share-based awards made under the Incentive Equity Plan. Dividend equivalents entitle the participant to receive amounts equal to ordinary dividends that are paid on the shares underlying a grant while the grant is outstanding. The Committee will determine whether dividend equivalents will be paid currently or accrued as contingent cash obligations. Dividend equivalents may be paid in cash or Common Shares. The Committee will determine the terms and conditions of the dividend equivalent grants, including whether the grants are payable upon the achievement of specific performance goals. Dividend equivalents with respect to share units or other share-based awards that vest based on performance shall vest and be paid only if and to the extent that the underlying share units or other share-based awards vest and are paid as determined by the Committee.

Change of Control

If the Company experiences a change of control where the Company is not the surviving company (or survives only as a subsidiary of another company), unless the Committee determines otherwise, all outstanding grants that are not exercised or paid at the time of the change of control will be assumed, or replaced with grants

(with respect to cash, securities or a combination thereof) that have comparable terms, by the surviving company (or a parent or subsidiary of the surviving company).

If there is a change of control and all outstanding grants are not assumed, or replaced with grants that have comparable terms, by the surviving company, the Committee may (but is not obligated to) make adjustments to the terms and conditions of outstanding grants, including, without limitation, taking any of the following actions (or combination thereof) without the consent of any participant:

•
determine that outstanding options and SARs will accelerate and become fully exercisable and the restrictions and conditions on outstanding share awards, share units, and dividend equivalents immediately lapse;
•
pay participants, in an amount and form determined by the Committee, in settlement of outstanding share units or dividend equivalents;
•
require that participants surrender their outstanding stock options and SARs in exchange for a payment by us, in cash or Common Shares, equal to the difference between the exercise price and the fair market value of the underlying Common Shares; provided, however, if the per share fair market value of Common Shares does not exceed the per share stock option exercise price or SARs base amount, as applicable, the Company will not be required to make any payment to the participant upon surrender of the stock option or SAR and shall have the right to cancel any such option or SAR for no consideration; or
•
after giving participants an opportunity to exercise all of their outstanding stock options and SARs, terminate any unexercised stock options and SARs on the date determined by the Committee.

In general terms, a change of control under the Incentive Equity Plan occurs if:

•
a person, entity or affiliated group, with certain exceptions, acquires more than 50% of the then-outstanding voting securities;
•
the Company merges into, or consummates an amalgamation or arrangement with, another entity unless the holders of voting shares immediately prior to such transaction have at least 50% of the combined voting power of the securities in the combined entity or its parent;
•
the Company merges into, or consummates an amalgamation or arrangement with, another entity and the members of the Board prior to such transaction would not constitute a majority of the board of the combined entity or its parent;
•
the Company sells or disposes of all or substantially all of the assets of the Company;
•
the Company consummates a complete liquidation or dissolution; or
•
a majority of the members of the Board are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the incumbent directors.

Deferrals

The Committee may permit or require participants to defer receipt of the payment of cash or the delivery of Common Shares that would otherwise be due to the participant in connection with a grant under the Incentive Equity Plan. The Committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.

Withholding

All grants under the Incentive Equity Plan are subject to applicable U.S. federal (including taxes under FICA), state, and local, foreign or other tax withholding requirements. The Company may require participants or other persons receiving grants or exercising grants to pay an amount sufficient to satisfy such tax withholding requirements with respect to such grants, or the Company may deduct from other wages and compensation paid by New enGene the amount of any withholding taxes due with respect to such grant.

The Committee may permit or require that tax withholding obligation with respect to grants paid in Common Shares be paid by having shares withheld up to an amount that does not exceed the participant’s minimum applicable withholding tax rate for U.S. federal (including FICA), state, and local tax liabilities, or as otherwise determined by the Committee. In addition, the Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular grant.

Transferability

Except as permitted by the Committee with respect to non-qualified stock options, only a participant may exercise rights under a grant during the participant’s lifetime. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. A participant cannot transfer those rights except by will or by the laws of descent and distribution or, with respect to grants other than incentive stock options, pursuant to a domestic relations order. The Committee may provide in a grant instrument that a participant may transfer non-qualified stock options for no consideration to a permitted assign in compliance with applicable securities laws.

Amendment; Termination

The Board may amend or terminate the Incentive Equity Plan at any time, except that the Company’s shareholders must approve an amendment if such approval is required in order to comply with the Code, applicable laws or applicable stock exchange requirements. Unless terminated sooner by the Board or extended with shareholder approval, the Incentive Equity Plan will terminate on the day immediately preceding the tenth anniversary of the effective date of the Incentive Equity Plan.

Shareholder Approval

Except in connection with certain corporate transactions, including stock dividends, stock splits, a recapitalization, a change in control, a reorganization, a merger, an amalgamation, a consolidation, and a spin-off, shareholder approval is required (i) to reduce the exercise price or base price of outstanding stock options or SARs, (ii) to cancel outstanding stock options or SARs in exchange for the same type of grant with a lower exercise price or base price, and (iii) to cancel outstanding stock options or SARs that have an exercise price or base price above the current price of a Common Share, in exchange for cash or other securities, each as applicable.

Establishment of Sub-Plans

The Board may, from time to time, establish one or more sub-plans under the Incentive Equity Plan to satisfy applicable blue sky, securities or tax laws of various jurisdictions outside the United States or Canada. The Board may establish such sub-plans by adopting supplements to the Incentive Equity Plan setting forth limitations on the Committee’s discretion and such additional terms and conditions not otherwise inconsistent with the Incentive Equity Plan as the Board deems necessary or desirable. All such supplements will be deemed part of the Incentive Equity Plan, but each supplement will only apply to participants within the affected jurisdiction, and the Company will not be required to provide copies of any supplement to such unaffected participants.

Clawback

All grants under the Incentive Equity Plan (including any proceeds, gains or other economic benefit actually or constructively received upon receipt of any grant or receipt or resale of any Common Shares underlying the grant) will be subject to any applicable policies implemented by the Board, now in effect or which may be adopted in future, in each case as amended from time to time, including any clawback or recoupment policies and share trading policies.

Performance Measures

Under the Incentive Equity Plan, the grant, vesting, exercisability or payment of certain awards, or the receipt of Common Shares subject to certain awards, may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Committee at the time of grant. One or more of the following business criteria for the Company may be used by the Committee in establishing performance measures under the Incentive Equity Plan: cash flow; free cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for share-based compensation, earnings before interest, taxes, depreciation and amortization, adjusted earnings before interest, taxes, depreciation and amortization and net earnings); earnings per share; growth in earnings or earnings per share; book value growth; share price; return on equity or average shareholder equity; total shareholder return or growth in total shareholder return either directly or in relation to a comparative group; return on capital; return on assets or net assets; revenue, growth in revenue or return on sales; sales; expense reduction or expense control; expense to revenue ratio; income, net income or adjusted net income; operating income, net operating income, adjusted operating income or net operating income after tax; operating profit or net operating profit; operating margin; gross profit margin; return on operating revenue or return on operating profit; regulatory filings; regulatory approvals, litigation and regulatory resolution goals; other operational, regulatory or departmental objectives; budget comparisons; growth in shareholder value relative to established indexes, or another peer group or peer group index; development and implementation of strategic plans and/or organizational restructuring goals; development and implementation of risk and crisis management programs; improvement in workforce diversity; compliance requirements and compliance relief; safety goals; productivity goals; workforce management and succession planning goals; economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); measures of customer satisfaction, employee satisfaction or staff development; development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; merger and acquisitions; and other similar criteria as determined by the Committee. Performance goals may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other objective and quantifiable indices.

Summary of U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards under the Incentive Equity Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Options

An optionee generally will not recognize taxable income upon the grant of a non-statutory option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of vested shares purchased over the exercise price. The Company generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any shares received upon exercise of an option will be the exercise price paid plus the amount of compensation recognized by the participant as ordinary income (generally, fair market value of the shares on the date of exercise), and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

Incentive stock options are eligible for favorable U.S. federal income tax treatment if certain requirements are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the stock at the time the option is granted, and must not be exercisable after the expiration of 10 years from the date of grant; further restrictions apply to employees who are greater-than-10% shareholders. An employee granted an incentive stock option generally does not realize compensation income for U.S. federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, then (i) the excess (if any) of the amount realized on the disposition over the exercise price will be taxed as capital gain and (ii) the amount (if any) by which the exercise price exceeds the amount realized upon the disposition will be treated as capital loss. If the shares acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income in the year of the disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price or (ii) the excess of the amount realized on the disposition over the option price, and the Company generally will be entitled to a tax deduction in such amount. Any additional amount realized will be taxed as capital gain.

Share Awards

A participant generally will not be taxed upon the grant of share awards subject to restrictions, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). The Company generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted shares before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the shares are awarded in an amount equal to their fair market value at that time (less any amount paid by the participant for the shares), notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. The Company generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Share Units

In general, the grant of share units will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary compensation income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction at the same time and in the same amount. A gain or loss recognized upon a subsequent sale or exchange of the shares (if settled in shares) is treated as capital gain or loss for which the Company will not be entitled to a deduction.

Stock Appreciation Rights (SARs)

A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. The Company generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares received upon exercise of a SAR will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Other Awards

With respect to other share-based awards granted under the Incentive Equity Plan (including, e.g., dividend equivalents), generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any shares or other property received in excess of the amount paid (if any) will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.

Plan Benefits

Future benefits under the Incentive Equity Plan generally will be granted at the discretion of the Committee and are therefore not currently determinable.

Vote Required

The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the Common Shares present or represented at the Meeting is required to approve this Proposal 2. As a result, abstentions, broker non-votes, if any, and any other failure to submit a proxy or vote in person at the meeting, will not affect the outcome of the vote of this Proposal 2.

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, as an ordinary resolution, that the amendment to the enGene Holdings Inc. 2023 Incentive Equity Plan, as reflected in the form of amended and restated Incentive Equity Plan attached to this proxy statement as Schedule B, be adopted and approved.”

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE PLAN AMENDMENT PROPOSAL.

The existence of financial and personal interests of the Company’s directors may result in a conflict of interest on the part of the directors between what they may believe is in the best interests of the Company and its shareholders and what they may believe is best for themselves in determining to recommend that shareholders vote for the Plan Amendment Proposal

PROPOSAL 3 - APPOINTMENT AND REMUNERATION OF AUDITORS

The members of our audit committee and our Board believe the continued retention of KPMG as our independent registered accounting firm is in the best interests of the Company and our shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Representatives of KPMG are expected to attend the Meeting and be available to answer appropriate questions from shareholders. They will also have the opportunity to make a statement if they desire to do so.

Principal Independent Accountant Fees and Services

KPMG LLP has served as our independent registered public accounting firm since 2021.

The following table presents fees for professional audit services rendered by KPMG LLP for the services described in the table. Fees disclosed below include fees actually billed or expected to be billed for services pertaining to the applicable fiscal year. The amounts were billed in Canadian dollars and translated at an average rate of 1.3487 for fiscal 2023 and 1.2878 for fiscal 2022.

	2023 ($)	2022 ($)
Audit Fees(1)	1,983,000	737,000
Audit Related Fees(2)	—	—
Tax Fees(3)	744,000	64,000
All Other Fees(2)	—	—
Total Fees	2,727,000	801,000

(1)
Audit fees consisted of professional services rendered for the audit of our consolidated financial statements, reviews of interim financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as consents in connection with the filing of registration statements and related amendments, as well as other filings.
(2)
There were no audit-related or other fees incurred in 2023 or 2022.
(3)
Tax fees consisted of services related to tax compliance, including the preparation of tax returns, tax planning, and advice.

Pre-approval Policies and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below. In considering whether to pre-approve any non-audit services, our audit committee shall consider whether the provision of such services is compatible with maintaining the independence of the auditor.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2023 and 2022 fiscal years, no services were provided to us by KPMG LLP other than in accordance with the pre-approval policies and procedures described above.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT AND REMUNERATION OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT COMMITTEE REPORT

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by enGene under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The primary purpose of the audit committee is to oversee the Company’s financial reporting processes on behalf of the Board. Management has the primary responsibility for the Company’s financial statements and reporting processes, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management enGene’s audited financial statements as of and for the year ended October 31, 2023.

The audit committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the audit committee has received the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and has discussed with KPMG LLP its independence.

Based on these reviews and discussions, the audit committee recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2023, as filed with the SEC on January 29, 2024.

Audit Committee of the Board of Directors

Lota S. Zoth (Chair)

Richard Glickman

Gerry Brunk

EXECUTIVE OFFICERS

The following table sets forth, as of April 4, 2024, certain information regarding our executive officers who are responsible for overseeing the management of our business.

Name	Age	Position
Named Executive Officers
Jason D. Hanson	55	Chief Executive Officer and Director
Ryan Daws	50	Chief Financial Officer
Dr. Alex Nichols	38	President and Chief Operating Officer
Dr. Richard Bryce	66	Chief Medical Officer
Dr. Anthony T. Cheung	53	Chief Technology Officer
Dr. James C. Sullivan	45	Chief Scientific Officer
Lee Giguere	43	Chief Legal Officer and Corporate Secretary

The following is biographical information for our executive officers, other than Mr. Hanson, whose biographical information is included above.

Ryan Daws has served as Chief Financial Officer and Head of Business Development of enGene since November 27, 2023. Mr. Daws joined the Company from Obsidian Therapeutics, Inc., where he was Chief Financial Officer and Head of Business Development from July 2019 to November 2023. Prior to that, from June 2017 to March 2019, he served as a Managing Director in the Healthcare Investment Banking Group at Robert W. Baird & Co. with a focus on life sciences companies. Prior to Baird, Mr. Daws was the Chief Financial Officer and Head of Business Development of Concert Pharmaceuticals, Inc. from January 2014 to June 2017, and a life-science-focused investment banker at Stifel, Nicolaus and Company from September 2010 to June 2013.

Dr. Alex Nichols has served as President and Chief Operating Officer of enGene since November 1, 2023 and in the same capacity for enGene Inc. since December 2022. Prior to joining enGene Inc. Dr. Nichols served as President, CEO, and co-founder of Mythic Therapeutics, Inc., a clinical-stage product-platform company developing a pipeline of antibody-drug conjugates (“ADCs”). In this role, Dr. Nichols co-invented the company’s technology platform and lead program, raised more than $130 million across several financing rounds and helped grow the company into an emerging ADC innovator. From November 2014 to September 2016, Dr. Nichols worked as an associate at Flagship Pioneering Inc., where he was part of the co-founding team of Cogen Therapeutics (now Repertoire Immune Medicines). Alex holds a B.A. in Biochemistry from Oberlin College and Ph.D. in Biophysics from Harvard University.

Dr. Richard Bryce has served as Chief Medical Officer of enGene since November 1, 2023 and in the same capacity for enGene Inc. since September 2023. From April 2021 to June 2023 Dr. Bryce served as Chief Medical Officer at Rain Oncology, a late-stage company developing precision oncology therapeutics, where he built a clinical development team and oversaw multiple clinical studies. From August 2017 to April 2021, Dr. Bryce was Chief Medical & Scientific Officer at Puma Biotechnology, where he led the development strategy for neratinib. Dr. Bryce also served as Senior Vice President, Clinical Research & Development at Puma Biotechnology from June 2012 to July 2017. Earlier in Dr. Bryce’s career, from August 2008 to June 2012, he served as Senior Director of Clinical Science for Onyx Pharmaceuticals, where he oversaw the Phase 3 registrational studies for carfilzomib. Dr. Bryce obtained his Bachelor of Medicine and Bachelor of Surgery (MBChB) Degrees from the University of Edinburgh and is certified in the EU in primary care/general practice and pharmaceutical medicine. He holds numerous postgraduate specialist clinical qualifications including those from the Royal College of Obstetricians & Gynaecologists and the Royal College of Physicians. Dr. Bryce also served as a Surgeon Lieutenant Commander in the Royal Navy.

Dr. Anthony T. Cheung co-founded our Company and has served enGene and enGene Inc. in various capacities since the company’s inception. Dr. Cheung has served as Chief Technology Officer of enGene since August 7, 2023 and in the same capacity for enGene Inc. since July 2018. From February 2013 to July 2018, Dr. Cheung served as the President and Chief Executive Officer of enGene Inc. From May 2011 to February 2013, Dr. Cheung served as Interim Chief Executive Officer. From March 2004 to May 2011, Dr. Cheung served as the Chief

Scientific Officer of enGene Inc. From November 1999 to February 2015, Dr. Cheung served as the Corporate Secretary of enGene Inc. From November 1999 to March 2004, Dr. Cheung served as the President and Chief Executive Officer of enGene Inc. Dr. Cheung has co-authored numerous book chapters, review articles and peer-reviewed journals, and is named investor on numerous patents, in the areas of gene therapy and polymer chemistry. Dr. Cheung holds a B.Sc. from University of British Columbia and a Ph.D. in Physiology from the Tulane University School of Medicine.

Dr. James C. Sullivan has served as Chief Scientific Officer at enGene since November 1, 2023 and in the same capacity for enGene Inc. since February 2022. In this role, Dr. Sullivan oversees Research and Preclinical Development. From January 2021 to January 2022, Dr. Sullivan served as Vice President, Head of Pulmonary Discovery at Translate Bio, Inc. Before joining Translate Bio, Dr. Sullivan was Executive Director, Head of Translational Biology at Sana Biotechnology, Inc from August 2019 to January 2021. He also served at Vertex Pharmaceuticals, Inc. from January 2008 to August 2019, where he where he was an IND and/or s/NDA team member for several products, including, for cystic fibrosis, Kalydeco®, Orkambi® and Symdeko®, as well as Incivek® for Hepatitis C. Dr. Sullivan was also an IND team member for multiple assets currently in clinical development to treat alpha-1-antitrypsin (AAT) deficiency and the first-ever CRISPR-based gene editing therapeutic product for the treatment of certain hemoglobinopathies (exagamglogene autotemcel). Dr. Sullivan holds a B.S. in Biology from Boston College, a M.Sc. from University College Dublin, and a Ph.D. from Boston University.

Lee Giguere has served as Chief Legal Officer and Corporate Secretary of enGene since January 29, 2024. Prior to joining enGene, Mr. Giguere served as Chief Legal Officer of Obsidian Therapeutics, Inc. from November 2021 to January 2024. From September 2019 to November 2021, Mr. Giguere served as Vice President, General Counsel of Chiasma, Inc. (NASDAQ: CHMA), a biopharmaceutical company focused on developing and delivering innovative new treatments to help improve the lives of patients with rare and orphan diseases. Prior to Chiasma, Mr. Giguere worked at Karyopharm Therapeutics Inc. (NASDAQ: KPTI), an oncology-focused pharmaceutical company from July 2018 to September 2019 as Deputy General Counsel and Assistant Secretary, and from September 2016 to July 2018 as Associate General Counsel and Assistant Secretary. From November 2013 to September 2016, Mr. Giguere served as Senior Securities and Governance Counsel at Boston Scientific Corporation (NYSE: BSX), a Fortune 500 medical device company. Mr. Giguere began his professional career in the business law department of Goodwin Procter LLP, where he concentrated his practice on representing public companies in connection with securities law, corporate governance matters and corporate finance transactions. Mr. Giguere holds a J.D. from Northeastern University School of Law and B.S. in Finance from Northeastern University.

EXECUTIVE COMPENSATION

Executive Compensation Overview

The following discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual amount and form of compensation and the compensation policies and practices that we adopt in the future may differ materially from currently planned programs as summarized in this discussion. We have opted to comply with the executive compensation disclosure rules applicable to emerging growth companies, as enGene is an emerging growth company. The scaled down disclosure rules are those applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended.

The compensation provided to our named executive officers (each, a “named executive officer” or “NEO”) for the fiscal years ended October 31, 2023 and 2022 is detailed in the Summary Compensation Table and accompanying footnotes and narrative that follow this section.

For fiscal 2023, the “named executive officers” and their positions were as follows:

•
Jason D. Hanson, our Chief Executive Officer;
•
Alexander Nichols, our President and Chief Operating Officer; and
•
James Sullivan, our Chief Scientific Officer.

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, and paid to our named executive officers for services rendered to us in all capacities for the fiscal years ended October 31, 2023 and 2022.

Name and Principal Position	Fiscal Year	Base Salary ($)		Option Awards ($)(3)	Nonequity Incentive Plan Compensation(4)	All Other Compensation ($)(5)	Total ($)
Jason D. Hanson	2023	442,337		1,536,357	204,340	9,900	2,192,934
Chief Executive Officer	2022	446,419		—	193,638	9,150	649,207
Alexander Nichols
President and Chief Operating Officer	2023	312,500	(1)	522,071	128,348	7,031	969,950
James Sullivan	2023	379,500		371,956	132,936	11,850	896,242
Chief Scientific Officer	2022	279,250	(2)	57,517	97,737	5,362	439,866

_________________

(1)
Dr. Nichols began employment on December 27, 2022, and, as such, this number represents his prorated base salary.
(2)
Dr. Sullivan began employment on February 15, 2022, and, as such, this number represents his prorated base salary.
(3)
Mr. Hanson and Dr. Nichols did not receive any option grants in 2022 but Dr. Sullivan did receive an option grant in connection with his hiring. Mr. Hanson, Dr. Nichols and Dr. Sullivan all received options granted in 2023. The amount reported represents the aggregate grant date fair value of the stock options awarded to Mr. Hanson, Dr. Nichols and Dr. Sullivan during the 2023 and 2022 fiscal years, calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock option reported in this column are set forth in Note 12 to our consolidated financial statements as of and for the years ended October 31, 2023 and 2022 (the “Audited Financial Statements”). The amount reported in this column reflects the grant date accounting cost for these stock option awards and does not correspond to the actual economic value that may be received by Mr. Hanson, Dr. Nichols and Dr. Sullivan upon the vesting of their stock options or any sale of the shares, which depends on the market value of our Common Shares on a date in the future.
(4)
The amounts in the “Nonequity incentive plan compensation” column represent annual bonus amounts awarded to the named executive officers by enGene’s compensation committee, as detailed in “- Cash Incentive Compensation” below.
(5)
This amount represents 401K employer contributions for each executive.

Narrative Disclosure to Summary Compensation Table

Base Salaries

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For fiscal year ended October 31, 2023, the base salary for each of Mr. Hanson, Dr. Nichols and Dr. Sullivan was $442,337, $312,500, and $379,500, respectively.

Cash Incentive Compensation

We seek to motivate and reward our executives for achievements relative to our corporate goals and expectations. Cash bonuses are earned by our executives based on the achievement of overall company performance criteria over the course of each calendar year (not fiscal year). Accordingly, amounts set for the for each of the Company’s named executive officers in the “Nonequity incentive plan compensation” column for 2023 and 2022 were awarded as a result of the achievement of certain performance measures over calendar years 2023 and 2022. The company performance criteria for calendar years 2023 and 2022 included operational goals in the areas of the clinical development of EG-70, technology advances in the DDX platform, financing activity and building the corporate organization and corporate brand. For 2023, the compensation committee determined that overall corporate performance was achieved based on an assessment of the pre-established 2023 corporate goals. The target cash bonus for 2023 subject to the achievement of overall company performance criteria for Mr. Hanson, Dr. Sullivan and Dr. Nichols was 46%, 35% and 35% of their base salaries, respectively.

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our shareholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Executive grants are typically negotiated in connection with their hiring.

On October 31, 2023, upon completion of the Business Combination, the enGene Incentive Equity Plan (as defined below) became effective, which authorizes enGene to issue 2,607,943 Common Shares under the plan, plus 2,706,941 Common Shares that are subject to outstanding grants under the enGene Inc. employee share option and equity incentive plans. Additionally, as part of the Business Combination, the 2,706,941 Common Shares subject to outstanding grants under the enGene Inc. employee share option and equity incentive plans were modified to have the exercises price converted from the Canadian Dollar to the United States Dollar, at the exchange rate in effect on the date immediately prior to the close of the Business Combination.

Employment Arrangements with our Named Executive Officers

Jason D. Hanson

On November 8, 2023, enGene USA, Inc., an indirect, wholly-owned subsidiary of the Company (“enGene USA”), and the Company’s Chief Executive Officer, Jason Hanson, entered into an employment agreement (the “Hanson Employment Agreement”) to be effective as of November 1, 2023. The Hanson Employment Agreement replaced the prior employment agreement between Mr. Hanson and enGene Inc., dated as of July 9, 2018, which agreement governed Mr. Hanson’s compensation arrangements for fiscal year 2022.

The Hanson Employment Agreement has no fixed term and is terminable at will. Mr. Hanson is entitled under the Hanson Employment Agreement to an annual base salary of $590,000, to an annual 55% bonus opportunity, and to participate in enGene USA’s employee benefit plans.

In addition, pursuant to the Hanson Employment Agreement, Mr. Hanson has agreed to standard restrictive covenant obligations, including a noncompete and nonsolicit obligation which run while employed and for twelve months thereafter, or eighteen months, if such termination occurs during a change in control period.

On February 13, 2024, the Company (through its subsidiary, enGene USA) and Jason Hanson entered into a Transition and Modification Agreement, dated February 13, 2024 (the “Transition Agreement”), which amends and modifies the Hanson Employment Agreement (as so amended, the “Amended Hanson Employment Agreement”). Pursuant to the Transition Agreement, Mr. Hanson has agreed to continue his roles as Chief Executive Officer of the Company and as a member of the Company’s Board, together with any roles held at the Company’s subsidiaries, until the appointment of a successor Chief Executive Officer of the Company, at which time Mr. Hanson will resign from his positions as Chief Executive Officer of the Company and as a member of the Company’s Board, as well as positions at the Company’s subsidiaries. The Board has engaged an executive search firm to assist in a comprehensive search for the Company’s successor Chief Executive Officer.

Mr. Hanson’s decision to resign is due to personal family and health reasons and was not the result of any dispute or disagreement with the Company or the Company’s Board on any matter relating to the operations, policies or practices of the Company.

Pursuant to the Transition Agreement, the Company shall make payment to Mr. Hanson of his 2023 cash bonus, in the amount of $204,339.55, no later than March 15, 2024, and, upon Mr. Hanson’s voluntary resignation or death or disability and subject to execution and non-revocation of a customary release, Mr. Hanson will be entitled to (i) twelve months of continued health insurance benefits, (ii) payment of a prorated portion of his 2024 target annual bonus, (iii) acceleration and vesting of any then unvested time-based equity awards that would have vested in the twelve-month period following such termination; and (iv) extension of the period to exercise his vested equity awards to three years following the later of date of termination of his employment or the date of termination of the Consulting Period (as defined below), but in no event shall the post-termination exercise period of Mr. Hanson’s vested equity awards extend beyond the respective applicable term thereof; provided, however, that if such voluntary resignation or death or disability occurs during a change of control period (as described in the Amended Hanson Employment Agreement), the continued health insurance benefits referred to above will extend to 18 months and the payment of his prorated 2024 target annual bonus referred to above will be increased to the full 2024 target annual bonus.

The Transition Agreement further provides that, in the event Mr. Hanson resigns upon the appointment by the Company of a new chief executive officer, Mr. Hanson will be immediately engaged in a consulting role to provide transition services as a Senior Strategic Advisor to the Company for a period of at least six months following the effective date of his resignation (the “Consulting Period”) in exchange for a monthly fee of $25,000 for the initial six-month Consulting Period, and $500 per hour thereafter, provided that Mr. Hanson need not devote more than fifteen (15) hours per week to providing such transition services.

Alex Nichols

On November 8, 2023, enGene USA and the Company’s President and Chief Operating Officer, Alex Nichols, entered into an employment agreement (the “Nichols Employment Agreement”) to be effective as of November 1, 2023.

The Nichols Employment Agreement has no fixed term and is terminable at will. Mr. Nichols is entitled to, under the Nichols Employment Agreement, an annual base salary of $475,000, an annual 40% bonus opportunity, and eligibility to participate in enGene USA’s employee benefit plans.

Pursuant to the Nichols Employment Agreement, (a) upon the termination of Mr. Nichols’s employment by enGene USA without Cause (as defined in the Nichols Employment Agreement) or by Mr. Nichols for Good Reason (as defined in the Nichols Employment Agreement), Mr. Nichols is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) twelve months of continued health insurance benefits, (iii) a prorated portion of his annual bonus, if such termination occurs six months or more into the applicable performance period for such annual bonus, and (iv) acceleration and vesting of any then unvested time-based equity awards that would have vested in the twelve-month period following such termination; and (b)

upon the termination of Mr. Nichols by enGene USA without Cause or by Mr. Nichols for Good Reason during a change in control period, which includes the ninety days prior to and twelve months following a change in control, Mr. Nichols is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) an amount equal to his annual bonus opportunity at the target level, (iii) twelve months of post-termination health insurance benefits; and (iv) acceleration and vesting of all then unvested time-based equity awards.

In addition, pursuant to the Nichols Employment Agreement, Mr. Nichols has agreed to standard restrictive covenant obligations, including a noncompete and nonsolicit obligation which runs while employed and for twelve months thereafter.

James Sullivan

On November 8, 2023, enGene USA and the Company’s Chief Scientific Officer, James Sullivan, entered into an employment agreement (the “Sullivan Employment Agreement”) to be effective as of November 1, 2023. The Sullivan Employment Agreement replaced the prior employment agreement between Mr. Sullivan and enGene Inc., dated as of February 14, 2022, which agreement governed Mr. Sullivan’s compensation arrangements for fiscal year 2022.

The Sullivan Employment Agreement has no fixed term and is terminable at will. Mr. Sullivan is entitled to, under the Sullivan Employment Agreement, an annual base salary of $485,000, an annual 40% bonus opportunity, and eligibility to participate in enGene USA’s employee benefit plans.

Pursuant to the Sullivan Employment Agreement, (a) upon the termination of Mr. Sullivan’s employment by enGene USA without Cause (as defined in the Sullivan Employment Agreement) or by Mr. Sullivan for Good Reason (as defined in the Sullivan Employment Agreement), Mr. Sullivan is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) twelve months of continued health insurance benefits, (iii) a prorated portion of his annual bonus, if such termination occurs six months or more into the applicable performance period for such annual bonus, and (iv) acceleration and vesting of any then unvested time-based equity awards that would have vested in the twelve-month period following such termination; and (b) upon the termination of Mr. Sullivan by enGene USA without Cause or by Mr. Sullivan for Good Reason during a change in control period, which includes the ninety days prior to and twelve months following a change in control, Mr. Sullivan is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) an amount equal to his annual bonus opportunity at the target level, (iii) twelve months of post-termination health insurance benefits; and (iv) acceleration and vesting of all then unvested time-based equity awards.

In addition, pursuant to the Sullivan Employment Agreement, Mr. Sullivan has agreed to standard restrictive covenant obligations, including a noncompete and nonsolicit obligation which run while employed and for twelve months thereafter.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers for our fiscal year ended October 31, 2023:

Name	Grant Date	Number Of Securities Underlying Unexercised Options (#) Exercisable		Number Of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)(1)	Option Expiration Date
Jason D. Hanson	7/9/2018	137,051	(2)	—		0.88	7/9/2028
	7/30/2019	30,939	(3)	—		0.88	7/30/2029
	8/20/2021	524,544	(4)	—		0.88	8/20/2031
	8/20/2021	10,906	(5)	—		0.88	8/20/2031
	7/7/2023	512,826	(6)	—		4.25	7/7/2033
Alexander Nichols	2/18/2023	177,935	(7)	—		1.52	2/18/2033
	7/7/2023	17,835	(8)	84,089	(8)	4.25	7/7/2033
James Sullivan	3/18/2022	88,901	(9)	—		0.88	3/18/2032
	7/7/2023	40,736	(10)	77,773	(10)	4.25	7/7/2033

_____________________

(1)
The amounts in the “Option Exercise Price” column are denominated in United States Dollars.
(2)
This option is fully vested and exercisable. This option was received in the Business Combination in exchange for an option to purchase 759,374 enGene Common Shares.
(3)
This option is fully vested and exercisable. This option was received in the Business Combination in exchange for an option to purchase 171,429 enGene Common Shares.
(4)
This option is fully vested and exercisable. This option was received in the Business Combination in exchange for an option to purchase 2,906,386 enGene Common Shares.
(5)
This option is fully vested and exercisable. This option was received in the Business Combination in exchange for an option to purchase 60,429 enGene Common Shares.
(6)
This option was granted on July 7, 2023 on the condition it is not exercisable unless and until (i) the Business Combination Agreement has been completed and (ii) an effective registration statement for the New enGene shares underlying such granted options has been filed. This option was received in the Business Combination in exchange for an option to purchase 2,841,461 enGene Common Shares. This option is fully vested.
(7)
This option is fully vested and exercisable. This option was received in the Business Combination in exchange for an option to purchase 985,899 enGene Common Shares.
(8)
This option was granted on July 7, 2023 on the condition it is not exercisable unless and until (i) the Business Combination Agreement has been completed and (ii) an effective registration statement for the New enGene shares underlying such granted options has been filed. This option was received in the Business Combination in exchange for an option to purchase 564,739 enGene Common Shares. At the grant date, 12% of the option vested immediately, with the remaining portion to vest equally over 48 months.
(9)
This option is fully vested and exercisable. This option was received in the Business Combination in exchange for an option to purchase 492,582 enGene Common Shares.
(10)
This option was granted on July 7, 2023 on the condition it is not exercisable unless and until (i) the Business Combination Agreement has been completed and (ii) an effective registration statement for the New enGene shares underlying such granted options has been filed. This option was received in the Business Combination in exchange for an option to purchase 656,637 enGene Common Shares. At the grant date, 30% of the option vested immediately, with the remaining portion to vest equally over 48 months.

Employee Benefit and Equity Compensation Plans

Summary of the Equity Plans

For fiscal year ended October 31, 2023, executive compensation was under enGene Inc.’s employee stock option plan and equity incentive plan (together, the “enGene Inc. Plans”), Pursuant to the enGene Inc. Plans’ options to purchase non-voting common shares of enGene Inc. were granted to directors, officers, employees, consultants and members of the scientific advisory board. The enGene Inc. Plans provided for the issuance of common Share options up to a maximum of 15% of the aggregate issued and outstanding common shares and non-voting common shares of enGene Inc. calculated on an as converted and fully diluted basis. enGene Inc.’s Board of Directors administered the enGene Inc. Plans. It was enGene Inc.’s policy to establish the exercise price at an amount that approximates (and is no less than) the fair value of the underlying shares on the date of grant as determined by the Board.

Upon the Closing of the Business Combination, the enGene Inc. Plans have been superseded by the enGene Holdings Inc. 2023 Incentive Equity Plan (the “Incentive Equity Plan”). The following is a summary of the Incentive Equity Plan.

Type of Awards

The Incentive Equity Plan provides for the issuance of stock options (including non-statutory stock options and incentive stock options), stock appreciation rights (“SARs”), restricted shares, restricted share units and other share-based awards to employees, non-employee directors, and certain consultants and advisors of enGene or its subsidiaries.

Administration

The Incentive Equity Plan is administered by the compensation committee of the enGene Board or another committee appointed by the enGene Board to administer the Incentive Equity Plan; provided that any grants to members of the enGene Board must be authorized by a majority of the enGene Board (counting all the enGene Board members for purposes of a quorum, but only non-interested enGene Board members for purposes of such majority approval). The Committee (if other than the full enGene Board) must consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the enGene Common Shares is at the time primarily traded. The Committee may delegate authority under the Incentive Equity Plan to one or more subcommittees as it deems appropriate. Subject to compliance with applicable law and stock exchange requirements, so long as the Chief Executive Officer is also a director on the enGene Board, the Committee may delegate all or part of its authority to the Chief Executive Officer (or if there is none then appointed, the President), as it deems appropriate, with respect to grants to employees or consultants who are not executive officers under Section 16 of the Exchange Act.

Shares Subject to the Incentive Equity Plan

Upon completion of the Business Combination, the number of enGene Common Shares subject to the Incentive Equity Plan was 5,314,884, inclusive of 2,607,943 Common Shares enGene is authorized to issue under the plan, plus 2,706,941 Common Shares that are subject to outstanding grants under the enGene Inc. employee share option and equity incentive plans. The Incentive Equity Plan contains an evergreen provision, pursuant to which, commencing with the first business day of each calendar year beginning in 2024, the aggregate number of enGene Common Shares that may be issued or transferred under the Incentive Equity Plan shall be increased by a number of enGene Common Shares equal to the lesser of (x) 1,946,226 million Common Shares and (y) such lesser number of Common Shares as may be determined by the Committee.

If any options or SARs granted under the Incentive Equity Plan (including options or SARs granted under the prior enGene Inc. Plans) expire or are canceled, forfeited, exchanged, or surrendered without having been exercised, or if any share awards, share units, or other share-based awards granted under the Incentive Equity Plan (including options or SARs granted under the prior enGene Inc. Plans) are forfeited, terminated, or otherwise not paid in full, the enGene Common Shares subject to such awards will again be available for purposes of the Incentive Equity Plan. If enGene Common Shares are surrendered in payment of the exercise price of an option, the number of enGene Common Shares available for issuance under the Incentive Equity Plan will be reduced only by the net number of shares actually issued by enGene upon such exercise and not by the gross number of shares as to which such option is exercised. Upon the exercise of any SAR under the Incentive Equity Plan, the number of enGene Common Shares available for issuance will be reduced only by the net number of shares actually issued by enGene upon such exercise.

If enGene Common Shares are withheld by enGene in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any grant or the issuance of enGene Common Shares under the Incentive Equity Plan, the number of enGene Common Shares available for issuance will be reduced by the net number of shares issued, vested, or exercised under such grant, calculated in each instance after payment of such share withholding. If any awards are paid in cash, and not in enGene Common Shares, any enGene Common Shares subject to such awards will also be available for future awards. If enGene repurchases enGene

Common Shares on the open market with the proceeds from the exercise price enGene receives from options, the repurchased shares will not be available for issuance under the Incentive Equity Plan.

Individual Limits for Non-Employee Directors

The maximum aggregate grant date value of enGene Common Shares granted to any non-employee director in any one calendar year, taken together with any cash fees earned by such non-employee director for services rendered during the calendar year, shall not exceed $500,000 in total value; provided, however, that with respect to the year during which a non-employee director is first appointed or elected to the enGene Board, the maximum aggregate grant date value of enGene Common Shares granted to such non-employee director, taken together with any cash fees earned by such non-employee director for services rendered during such period, shall not exceed $750,000 in total value during the initial annual period.

Adjustments

In connection with stock splits, stock dividends, recapitalizations, and certain other events affecting enGene Common Shares, the Committee will make adjustments as it deems appropriate in: the maximum number of enGene Common Shares reserved for issuance as grants; the maximum amount of awards that may be granted to any individual non-employee director in any year; the number and kind of shares covered by outstanding grants; the number and kind of shares that may be issued under the Incentive Equity Plan; the price per share or market value of any outstanding grants; the exercise price of options; the base amount of SARs; and the performance goals or other terms and conditions as the Committee deems appropriate.

Eligibility and Vesting

All of the employees and non-employee directors of enGene will be eligible to receive grants under the Incentive Equity Plan. In addition, consultants who perform certain services for enGene may receive grants under the Incentive Equity Plan. The Committee will (i) select the employees, non-employee directors, and consultants to receive grants and (ii) determine the number of enGene Common Shares subject to a particular grant and the vesting and exercisability terms of awards granted under the Incentive Equity Plan. As of the Closing Date, all employees and non-employee directors would be eligible to participate in the Incentive Equity Plan.

Options

Under the Incentive Equity Plan, the Committee will determine the exercise price of the options granted and may grant options to purchase enGene Common Shares in such amounts as it determines. The Committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify. Incentive stock options may only be granted to employees. Anyone eligible to participate in the Incentive Equity Plan may receive a grant of non-qualified stock options. The exercise price of a stock option granted under the Incentive Equity Plan cannot be less than the fair market value of a enGene Common Share on the date the option is granted. If an incentive stock option is granted to a 10% shareholder of the total combined voting power of all classes of enGene securities, the exercise price cannot be less than 110% of the fair market value of a enGene Common Share on the date the option is granted.

The exercise price for any option is generally payable in cash. In certain circumstances as permitted by the Committee, the exercise price may be paid: by the surrender of enGene Common Shares with an aggregate fair market value, on the date the option is exercised, equal to the exercise price; by payment through a broker in accordance with procedures established by the Federal Reserve Board; by, solely with respect to non-qualified stock options, enGene Common Shares subject to the exercisable option that have a fair market value on the date of exercise equal to the aggregate exercise price; or by such other method as the Committee approves.

The term of an option cannot exceed 10 years from the date of grant, except that if an incentive stock option is granted to a 10% shareholder of the total combined voting power of all class of enGene securities, the term cannot exceed five years from the date of grant. In the event that on the last day of the term of a non-qualified stock option, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of enGene Common Shares under the enGene insider trading policy, or pursuant to any restrictions on transfer imposed by the Committee, the term of the non-qualified option will be extended for a period of 30 days following the end of the legal prohibition, or until the expiration of such restrictions on transfer, unless the Committee determines otherwise.

Except as provided in the grant instrument, an option may only be exercised while a participant is employed by or providing service to us. The Committee will determine in the grant instrument under what circumstances and during what time periods a participant may exercise an option after termination of employment.

Share Awards

Under the Incentive Equity Plan, the Committee may grant share awards. A share award is an award of enGene Common Shares that may be subject to restrictions as the Committee determines. The restrictions, if any, may lapse over a specified period of employment or based on the satisfaction of pre-established criteria, in installments or otherwise, as the Committee may determine, including, but not limited to, restrictions based on the achievement of performance goals. Except to the extent restricted under the grant instrument relating to the share award, a participant will have all of the rights of a shareholder as to those shares, including the right to vote and the right to receive dividends or distributions on the shares. Dividends with respect to share awards that vest based on performance shall vest if and to the extent that the underlying share award vests, as determined by the Committee. All unvested share awards are forfeited if the participant’s employment or service is terminated for any reason, unless the Committee determines otherwise.

Share Units

Under the Incentive Equity Plan, the Committee may grant share units to anyone eligible to participate in the Incentive Equity Plan. Share units represent hypothetical enGene Common Shares. Share units become payable on terms and conditions determined by the Committee, including specified performance goals, and will be payable in cash, enGene Common Shares, or a combination thereof, as determined by the Committee. All unvested share units are forfeited if the participant’s employment or service is terminated for any reason, unless the Committee determines otherwise.

Stock Appreciation Rights

Under the Incentive Equity Plan, the Committee may grant SARs, which may be granted separately or in tandem with any option. SARs granted in tandem with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time thereafter while the option remains outstanding. SARs granted in tandem with an incentive stock option may be granted only at the time the grant of the incentive stock option is made. The Committee will establish the base amount of the SAR at the time the SAR is granted, which will be equal to or greater than the fair market value of a enGene Common Share as of the date of grant.

If a SAR is granted in tandem with an option, the number of SARs that are exercisable during a specified period will not exceed the number of enGene Common Shares that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related SARs will terminate, and upon the exercise of a SAR, the related option will terminate to the extent of an equal number of enGene Common Shares. Generally, SARs may only be exercised while the participant is employed by, or providing services to, us. When a participant exercises a SAR, the participant will receive the excess of the fair market value of the underlying enGene Common Shares over the base amount of the SAR. The appreciation of a SAR will be paid in enGene Common Shares, cash, or both.

The term of a SAR cannot exceed 10 years from the date of grant. In the event that on the last day of the term of a SAR, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of enGene Common Shares under enGene’s insider trading policy, or pursuant to any restrictions on transfer imposed by the Committee, the term of the SAR will be extended for a period of 30 days following the end of the legal prohibition, or until the expiration of such restrictions on transfer, unless the Committee determines otherwise.

Other Share-Based Awards

Under the Incentive Equity Plan, the Committee may grant other types of awards that are based on, or measured by, enGene Common Shares, and granted to anyone eligible to participate in the Incentive Equity Plan.

The Committee will determine the terms and conditions of such awards. Other share-based awards may be payable in cash, enGene Common Shares or a combination of the two, as determined by the Committee.

Dividend Equivalents

Under the Incentive Equity Plan, the Committee may grant dividend equivalents in connection with grants of share units or other share-based awards made under the Incentive Equity Plan. Dividend equivalents entitle the participant to receive amounts equal to ordinary dividends that are paid on the shares underlying a grant while the grant is outstanding. The Committee will determine whether dividend equivalents will be paid currently or accrued as contingent cash obligations. Dividend equivalents may be paid in cash enGene Common Shares. The Committee will determine the terms and conditions of the dividend equivalent grants, including whether the grants are payable upon the achievement of specific performance goals. Dividend equivalents with respect to share units or other share-based awards that vest based on performance shall vest and be paid only if and to the extent that the underlying share units or other share-based awards vest and are paid as determined by the Committee.

Change of Control

If enGene experiences a change of control where enGene is not the surviving company (or survives only as a subsidiary of another company), unless the Committee determines otherwise, all outstanding grants that are not exercised or paid at the time of the change of control will be assumed, or replaced with grants (with respect to cash, securities or a combination thereof) that have comparable terms, by the surviving company (or a parent or subsidiary of the surviving company).

If there is a change of control and all outstanding grants are not assumed, or replaced with grants that have comparable terms, by the surviving company, the Committee may (but is not obligated to) make adjustments to the terms and conditions of outstanding grants, including, without limitation, taking any of the following actions (or combination thereof) without the consent of any participant:

•
determine that outstanding options and SARs will accelerate and become fully exercisable and the restrictions and conditions on outstanding share awards, share units, and dividend equivalents immediately lapse;
•
pay participants, in an amount and form determined by the Committee, in settlement of outstanding share units or dividend equivalents;
•
require that participants surrender their outstanding stock options and SARs in exchange for a payment by us, in cash or enGene Common Shares, equal to the difference between the exercise price and the fair market value of the underlying enGene Common Shares; provided, however, if the per share fair market value of enGene Common Shares does not exceed the per share stock option exercise price or SARs base amount, as applicable, enGene will not be required to make any payment to the participant upon surrender of the stock option or SAR and shall have the right to cancel any such option or SAR for no consideration; or
•
after giving participants an opportunity to exercise all of their outstanding stock options and SARs, terminate any unexercised stock options and SARs on the date determined by the Committee.

In general terms, a change of control under the Incentive Equity Plan occurs if:

•
a person, entity or affiliated group, with certain exceptions, acquires more than 50% of the then- outstanding voting securities;
•
enGene merges into, or consummates an amalgamation or arrangement with, another entity unless the holders of voting shares immediately prior to such transaction have at least 50% of the combined voting power of the securities in the combined entity or its parent;

•
enGene merges into, or consummates an amalgamation or arrangement with, another entity and the members of the enGene Board prior to such transaction would not constitute a majority of the board of the combined entity or its parent;
•
enGene sells or disposes of all or substantially all of the assets of enGene;
•
enGene consummates a complete liquidation or dissolution; or
•
a majority of the members of the enGene Board are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the incumbent directors.

Deferrals

The Committee may permit or require participants to defer receipt of the payment of cash or the delivery of enGene Common Shares that would otherwise be due to the participant in connection with a grant under the Incentive Equity Plan. The Committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.

Withholding

All grants under the Incentive Equity Plan are subject to applicable U.S. federal (including taxes under FICA), state, and local, foreign or other tax withholding requirements. enGene may require participants or other persons receiving grants or exercising grants to pay an amount sufficient to satisfy such tax withholding requirements with respect to such grants, or enGene may deduct from other wages and compensation paid by enGene the amount of any withholding taxes due with respect to such grant.

The Committee may permit or require that tax withholding obligation with respect to grants paid in enGene Common Shares be paid by having shares withheld up to an amount that does not exceed the participant’s minimum applicable withholding tax rate for U.S. federal (including FICA), state, and local tax liabilities, or as otherwise determined by the Committee. In addition, the Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular grant.

Transferability

Except as permitted by the Committee with respect to non-qualified stock options, only a participant may exercise rights under a grant during the participant’s lifetime. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. A participant cannot transfer those rights except by will or by the laws of descent and distribution or, with respect to grants other than incentive stock options, pursuant to a domestic relations order. The Committee may provide in a grant instrument that a participant may transfer non-qualified stock options for no consideration to a permitted assign in compliance with applicable securities laws.

Amendment; Termination

The enGene Board may amend or terminate the Incentive Equity Plan at any time, except that enGene shareholders must approve an amendment if such approval is required in order to comply with the Code, applicable laws or applicable stock exchange requirements. Unless terminated sooner by the enGene Board or extended with shareholder approval, the Incentive Equity Plan will terminate on the day immediately preceding the tenth anniversary of the effective date of the Incentive Equity Plan.

Shareholder Approval

Except as otherwise set out in the Incentive Equity Plan, shareholder approval is required (i) to reduce the exercise price or base price of outstanding stock options or SARs, (ii) to cancel outstanding stock options or SARs in exchange for the same type of grant with a lower exercise price or base price, and (iii) to cancel outstanding stock options or SARs that have an exercise price or base price above the current price of a enGene Common Share, in exchange for cash or other securities, each as applicable.

Clawback

All grants under the Incentive Equity Plan (including any proceeds, gains or other economic benefit actually or constructively received upon receipt of any grant or receipt or resale of any enGene Common Shares underlying the grant) will be subject to any applicable policies implemented by the enGene Board, which may be adopted in the future and be amended from time to time, including any clawback or recoupment policies and share trading policies. Additionally, on November 22, 2023, the enGene Board adopted a Clawback Policy consistent with Nasdaq Listing Rule 5608, which requires enGene to recoup incentive-based compensation from current and former executive officers in the event of an accounting restatement, subject to certain exceptions as provided by the Listing Rule.

Performance Measures

Under the Incentive Equity Plan, the grant, vesting, exercisability or payment of certain awards, or the receipt of enGene Common Shares subject to certain awards, may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Committee at the time of grant. One or more of the following business criteria for enGene may be used by the Committee in establishing performance measures under the Incentive Equity Plan: cash flow; free cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for share-based compensation, earnings before interest, taxes, depreciation and amortization, adjusted earnings before interest, taxes, depreciation and amortization and net earnings); earnings per share; growth in earnings or earnings per share; book value growth; share price; return on equity or average shareholder equity; total shareholder return or growth in total shareholder return either directly or in relation to a comparative group; return on capital; return on assets or net assets; revenue, growth in revenue or return on sales; sales; expense reduction or expense control; expense to revenue ratio; income, net income or adjusted net income; operating income, net operating income, adjusted operating income or net operating income after tax; operating profit or net operating profit; operating margin; gross profit margin; return on operating revenue or return on operating profit; regulatory filings; regulatory approvals, litigation and regulatory resolution goals; other operational, regulatory or departmental objectives; budget comparisons; growth in shareholder value relative to established indexes, or another peer group or peer group index; development and implementation of strategic plans and/or organizational restructuring goals; development and implementation of risk and crisis management programs; improvement in workforce diversity; compliance requirements and compliance relief; safety goals; productivity goals; workforce management and succession planning goals; economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); measures of customer satisfaction, employee satisfaction or staff development; development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the enGene’s revenue or profitability or enhance its customer base; merger and acquisitions; and other similar criteria as determined by the Committee. Performance goals may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other objective and quantifiable indices.

Retirement Plans

We maintain a US tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a US tax-advantaged basis. All participants’ interests in their contributions are 100% vested when contributed. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The retirement plan is intended to qualify under Section 401(a) of the Code. We contribute 3% of an individual’s eligible compensation to the 401(k) Plan irrespective of employee contribution.

We maintain a Canadian tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a Canadian tax-advantaged basis. All participants’ interests in their contributions are 100% vested when contributed. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. We contribute 1.5% to the Registered Retirement Savings Plan (RRSP) irrespective of employee contribution.

DIRECTOR COMPENSATION

enGene’s non-employee directors did not receive any compensation, equity or non-equity awards for the fiscal year-ended October 31, 2023. We reimburse non-employee members of the Board for reasonable travel expenses incurred in attending meetings of the Board and committees of the Board. See the “Summary Compensation Table” above for a discussion of our Chief Executive Officer’s compensation and awards granted in 2023.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth summary information relating to our 2023 Incentive Equity Plan as of October 31, 2023:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by securityholders(1)	2,706,941	$2.40	2,607,943
Equity compensation plans not approved by securityholders	—	—	—
Total	2,706,941	$2.40	2,607,943

(1)
The number of shares initially reserved for issuance under the Incentive Equity Plan is 2,607,943 shares of common stock, plus 2,706,941 shares of common stock subject to the outstanding grants under the Old enGene’s employee share option plan (the “ESOP”) and an equity incentive plan (the “EIP”) (collectively, the “Prior Plans”) which was adopted by the Board of Directors, and approved by the shareholders, effective July 5, 2018. The 2023 Incentive Equity Plan includes an evergreen provision pursuant to which, commencing with the first business day of each calendar year beginning in 2024, the Plan Share Reserve, and the ISO Sublimit, increase by a number of Common Shares equal to the lesser of (x) 1,946,226 million Common Shares and (y) such lesser number of Common Shares as may be determined by the Compensation Committee. Pursuant to this Existing Evergreen Provision, on January 2, 2024, the Plan Share Reserve was increased by 1,946,226 to 7,261,110 Common Shares and the ISO Sublimit was increased by 1,946,226 to 4,554,167. At the Annual Meeting, the shareholders will be asked to vote to adopt the Amended Evergreen Provision, as described in Proposal 2 herein. If the Amended Evergreen Provision is not adopted by the shareholders at the Annual Meeting, the Existing Evergreen Provision will remain in effect.

DIRECTORS’ APPROVAL

The contents of this proxy statement and its distribution to shareholders have been approved by the Board of the Company.

DATED April 18, 2024.

BY ORDER OF THE BOARD
/s/ Jason D. Hanson
Jason D. Hanson
Chief Executive Officer and Director

SCHEDULE A

ENGENE HOLDINGS INC. MANDATE OF THE BOARD

Adopted October 31, 2023

This Board Mandate (the “Mandate”) has been adopted by the board of directors (the “Board”) of enGene Holdings Inc. (the “Company”).

I.
PURPOSE

The purpose of this Mandate is to describe the principal duties and responsibilities of the Board, as well as some of the policies and procedures that apply to the Board in discharging its duties and responsibilities.

II.
APPLICATION

The Board will be granted unrestricted access to all information regarding the Company that is necessary or desirable to fulfill its duties. The Board shall have the authority to, at its sole discretion and at the Company’s expense, retain and set the compensation of outside legal or other advisors, as necessary to assist in the performance of its duties and responsibilities.

III.
COMPOSITION AND MEETINGS

The Board shall be comprised of that number of directors as shall be determined from time to time by the Board upon recommendation of the Nominating and Corporate Governance Committee of the Board, in accordance with the Company’s constating documents and any agreements or other arrangements concerning the size of the Board. The Board will be comprised of a majority of “independent” directors within the meaning of the applicable listing standards of Nasdaq and National Instrument 58-101 – Corporate Governance Guidelines adopted by the Canadian Securities Administrators; subject to any allowances permitted during the phase-in compliance periods under the Nasdaq Rule 5615(b)(1).

At the appropriate time, and from time to time, the Board shall choose one of its members to be its Chair by majority vote, which Chair shall have the duties and responsibilities set out in Section V. The Chair should be an independent director. Where this is not appropriate, an independent director will be appointed to act as “Lead Director”.

The Board may delegate certain matters it is responsible for to the committees of the Board. The Board shall appoint from among its members the members of each committee of the Board, in consultation with the relevant committee of the Board. The Board will, however, retain its oversight function and ultimate responsibility for such matters and associated delegated responsibilities.

The Board will meet at least quarterly, or more frequently as circumstances dictate. Each director has a responsibility to attend and participate in meetings of the Board. The Board and the Chair may invite any executive, employee or such other person or external advisor as it deems appropriate to attend and participate in any portion of any Board meeting, and may exclude from all or any portion of its meetings any person it deems appropriate in order to carry out its responsibilities. The independent members of the Board will also meet in camera, as required, without the non‐independent directors and members of management before or after each regularly scheduled meeting.

IV.
RESPONSIBILITIES AND DUTIES OF THE BOARD

The Board is responsible for the stewardship of the Company and providing oversight as to the management of the business and affairs of the Company. It is management’s duty to run the Company’s business on a day‐to-day basis. The Board is expected to focus on guidance and strategic oversight, with the goal of increasing long-term shareholder value. In discharging their duties, directors must act honestly and in good faith, with a view to the best interests of the Company. Directors must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

The responsibilities and duties of the Board shall include the following:

Chief Executive Officer and Officers

•
Appointing the Chief Executive Officer (the “CEO”) and, together with the CEO, developing the roles and responsibilities of the CEO.
•
Delegate to the CEO and other senior executives the authority over the day-to-day management of the business and affairs of the Company.
•
Developing the corporate goals and objectives that the CEO is responsible for meeting and reviewing the performance of the CEO against such corporate goals and objectives.
•
Taking steps to satisfy itself as to the integrity of the CEO and other executive officers and that the CEO and other executive officers create a culture of integrity throughout the organization.
•
Succession planning for the CEO and other key personnel.
•
Approving the compensation of the CEO upon recommendation of the Compensation Committee.

Financial Reporting

•
Approving:
i.
the annual financial statements and related Management’s Discussion and Analysis, and their filing and disclosure; and
ii.
the Company’s annual earnings press releases, including any pro forma or non- GAAP information included therein, and their filing and disclosure.
•
Reviewing and monitoring, with the assistance of the Audit Committee:
i.
the quality and integrity of the Company’s financial statements;
ii.
the external reporting of the Company’s financial and operating performance in compliance with all regulatory and statutory requirements; and
iii.
the appointment and performance of the external auditor.

Financial Reporting Processes, Accounting Policies and Internal Controls

•
Reviewing and monitoring, with the assistance of the Audit Committee:
i.
the adequacy and effectiveness of the Company’s system of internal controls over financial reporting, including any significant deficiencies and significant changes in internal controls; and
ii.
the quality and integrity of the Company’s external financial reporting processes.

Ethical and Legal Compliance and Risk Management

•
Reviewing and approving the Company’s Code of Business Conduct and Ethics.
•
Reviewing and monitoring:
i.
compliance with the Code of Business Conduct and Ethics and other ethical standards adopted by the Company; and
ii.
the Company’s compliance with applicable legal and regulatory requirements, though notwithstanding the foregoing and subject to applicable law, nothing contained in this Mandate is intended to require the Board to ensure the Company’s compliance with applicable laws or regulations.
•
In conjunction with management, identifying the principal risks of the Company’s business and reviewing and monitoring management’s implementation of appropriate systems to seek to effectively monitor, manage and mitigate the impact of such risks.

Other Responsibilities

•
Adopting a strategic planning process to establish objectives and goals for the Company’s business and reviewing, approving and modifying, as appropriate, the strategies proposed by management to achieve such objectives and goals.
•
Reviewing and approving the Company’s financial objectives, plans and actions, including significant capital allocations and expenditures.
•
Reviewing and approving material transactions not in the ordinary course of business.
•
In consultation with management, overseeing and reviewing the Company’s procedures with respect to the Company’s public disclosure, including the Disclosure Policy, to ensure that communications with the public are timely, factual, accurate and broadly disseminated in accordance with all applicable legal and regulatory requirements.
•
Adopting appropriate procedures designed to permit the Board to receive feedback from shareholders on material issues.
•
In conjunction with the Nominating and Corporate Governance Committee, providing an orientation program for new directors to the Board and continuing education opportunities for all directors.
•
Overseeing the assessment by the Nominating and Corporate Governance Committee, each committee and each director.
•
Developing and overseeing a method for interested parties to communicate directly with the Board.
•
Performing any other activities consistent with this Mandate, the Company’s constating documents, and governing laws that the Board determines are necessary or appropriate.
V.
RESPONSIBILITIES AND DUTIES OF THE CHAIR

The responsibilities and duties of the Chair shall include the following:

•
Providing overall leadership to enhance the effectiveness and performance of the Board, the committees of the Board, and individual directors of the Board.

•
Chair meetings of the Board.
•
Chair the annual general meeting, and any special meetings, of the shareholders.
•
In consultation with the Corporate Secretary, if any, determine the frequency, dates and locations of meetings of the Board and ensure that regular minutes of Board proceedings are kept and circulated on a timely basis for review and approval.
•
In consultation with the CEO, the Chief Financial Officer, the Corporate Secretary, if any, and others as required, review the annual work plan and the meeting agendas so as to bring all required business before the Board.
•
As appropriate, carry out any other or special assignments or any functions as may be requested by the Board or management.

If the Chair is not an independent director then the Lead Director should act as the effective leader of the Board and ensure the Board’s agenda will enable it to successfully carry out its duties.

VI.
LIMITATION ON THE BOARD’S DUTIES

The Board shall discharge its responsibilities, and shall assess the information provided by the Company’s management and any external advisors, including the external auditor, in accordance with its business judgment. Members of the Board are entitled to rely, absent knowledge to the contrary, on the integrity of the persons and organizations from whom they receive information, the accuracy and completeness of the information provided and representations made by management as to any audit or non-audit services provided by the external auditor.

Nothing in this Mandate is intended or may be construed as imposing on any member of the Board a standard of care or diligence that is in any way more onerous or extensive than the standard to which the directors are subject under applicable law. This Mandate is not intended to change or interpret the constating documents of the Company or any federal, provincial, state or exchange law, regulation or rule to which the Company is subject, and this Mandate should be interpreted in a manner consistent with all such applicable laws, regulations and rules. The Board may, from time to time, permit departures from the terms hereof, either prospectively or retrospectively, and no provision contained herein is intended to give rise to civil liability to shareholders, competitors, employees or other persons, or to any other liability whatsoever.

VII.
REVIEW OF MANDATE

The Nominating and Corporate Governance Committee of the Board will review and reassess the adequacy of this Mandate from time to time and recommend any proposed changes to the Board for approval.

SCHEDULE B

ENGENE HOLDINGS INC.

AMENDED AND RESTATED 2023 INCENTIVE EQUITY PLAN

Effective as of the Effective Date (as defined below), the enGene Holdings Inc. 2023 Incentive Equity Plan (as amended and restated May [●], 2024 and as in effect from time to time, the “Plan”) is hereby established.

The purpose of the Plan is to provide employees, certain consultants and advisors, and the non-employee members of the Board of Directors, of enGene Holdings Inc., a company organized under the laws of Canada that that intends to continue as a company governed by the Business Corporations Act (British Columbia) (together with its successors, the “Company”), and its subsidiaries, with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, share awards, share units, and other share-based awards.

The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders.

In connection with the consummation of the transactions contemplated under the Business Combination Agreement, (i) the amended and restated equity incentive plan of enGene Inc. (the “Corporation”) dated June 29, 2021 and as may be further amended and/or restated from time to time, and (ii) each other plan that provides for the award to any current or former director, manager, officer, employee, individual independent contractor or other individual service provider of the Company, the Corporation and any of their subsidiaries (the “Group Company”) of rights of any kind to receive equity securities of any Group Company or benefits measured in whole or in part by reference to equity securities of any Group Company (the “Prior Plans”), will be converted and exchanged into rights to acquire shares of the Company as set forth in the Business Combination Agreement, with such equity security rights to be merged into and converted into grants under the Plan. No additional grants shall be made under the Prior Plans after the Effective Date.

Section 1. Definitions

The following terms has the meanings set forth below for purposes of the Plan:

(a) “409A” means Section 409A of the Code.

(b) “Board” means the Board of Directors of the Company.

(c) “Business Combination Agreement” means that certain Business Combination Agreement, dated as of May 16, 2023, by and among Forbion European Acquisition Corp., a Cayman Islands exempted company, enGene Inc., a corporation existing under the laws of Canada, the Company, and the other persons named therein and party thereto.

(d) “Canadian Employees” means officers, employees, and non-employee members of the Board, or a corporation that does not deal at arm’s length with the Company for purposes of the Tax Act, who are residents of Canada for purposes of the Tax Act.

(e) “Cause” has the meaning given to that term in any written employment agreement, offer letter or severance or termination agreement between the Employer and the Participant, or if no such agreement exists or if such term is not defined therein, and unless otherwise defined in the Grant Instrument, Cause means a finding by the Committee that the Participant (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony, indictable offence or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written non-competition, non-solicitation, invention assignment or confidentiality agreement between the Participant and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.

(f) “CEO” means the Chief Executive Officer of the Company (or if there is none then appointed, the President of the Company).

(g) “Change of Control”, unless otherwise set forth in a Grant Instrument, shall be deemed to have occurred if:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a direct or indirect subsidiary of another Person and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares of such other Person representing more than 50% of the voting power of the then outstanding securities of such other Person.

(ii) The consummation of (A) an amalgamation, arrangement, merger, consolidation or other form of business combination of the Company with another Person where, immediately after such transaction, the shareholders of the Company, immediately prior to such transaction, will not beneficially own, in substantially the same proportion as ownership immediately prior to such transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving Person would be entitled in the election of directors, or where the members of the Board, immediately prior to such transaction, will not, immediately after such transaction, constitute a majority of the board of directors of the surviving Person or (B) a sale or other disposition of all or substantially all of the assets of the Company.

(iii) A change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections, or threatened election contests, for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

(iv) The consummation of a complete dissolution or liquidation of the Company.

The Committee may modify the definition of Change of Control for a particular Grant as the Committee deems appropriate to comply with 409A or otherwise. Notwithstanding the foregoing, if a Grant constitutes deferred compensation subject to 409A and the Grant provides for payment upon a Change of Control, then, for purposes of such payment provisions, no Change of Control shall be deemed to have occurred upon an event described in items (i) – (iv) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under 409A.

(a) “Common Share” shall mean the common shares of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(c) “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan and to the extent the Board does not appoint a committee, the Board can serve as the Committee. The Committee shall consist of Directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Common Shares are at the time primarily traded.

(d) “Consultant” means a person other than an Employee, officer or Director of the Company or of any of its subsidiaries that:

(i) is engaged to provide bona fide services to the Company or a Related Entity of the Company, other than services provided in relation to a distribution, the offer and sale of securities in a capital-raising transaction, or, directly or indirectly, to promote or maintain a market for the Company’s securities;

(ii) provides the services under a written contract with the Company or a Related Entity of the Company; and

(iii) spends or will spend a significant amount of time and attention on the affairs and business of the Company or a Related Entity of the Company; and includes

(iv) for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner; and

(v) for a consultant that is not an individual, an employee, executive officer, or director of the consultant, provided that the individual employee, executive officer, or director spends or will spend a significant amount of time and attention on the affairs and business of the Company or a Related Entity of the Company.

(e) “Director” means a member of the Board of the Company or any of its subsidiaries.

(f) “Disability” or “Disabled” means, unless otherwise set forth in the Grant Instrument, a Participant’s becoming disabled within the meaning of the Employer’s long-term disability plan applicable to the Participant.

(g) “Dividend Equivalent” means an amount determined by multiplying the number of Common Shares subject to a Share Unit or Other Share-Based Award by the per-share cash dividend paid by the Company on its outstanding Common Shares, or the per-share Fair Market Value of any dividend paid on its outstanding Common Shares in consideration other than cash. If interest is credited on accumulated divided equivalents, the term “Dividend Equivalent” shall include the accrued interest.

(h) “Effective Date” means the effective date of the consummation of the merger contemplated by the Business Combination Agreement, subject to approval of the Plan by the shareholders of the Company.

(i) “Employed by, or providing service to, the Employer” means employment or service as an Employee, Consultant or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Share Awards, Share Units, and Other Share-Based Awards, a Participant shall not be considered to have terminated employment or service until the Participant ceases to be an Employee, Consultant or member of the Board), unless the Committee determines otherwise. If a Participant’s relationship is with a subsidiary of the Company and that entity ceases to be a subsidiary of the Company, the Participant will be deemed to cease employment or service when the entity ceases to be a subsidiary of the Company, unless the Participant transfers employment or service to an Employer.

(j) “Employee” means an employee of the Employer (including an officer or Director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

(k) “Employer” means the Company and its subsidiaries.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Exercise Price” means the per share price at which Common Shares may be purchased under an Option, as designated by the Committee.

(n) “Fair Market Value” means:

(i) For so long as the Common Shares are publicly traded, the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Common Shares is a national securities exchange, the closing sales price during regular trading hours on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (B) if the Common Shares are not principally traded on any such exchange, the last reported sale price of a share of Common Shares during regular trading hours on the relevant date, as reported by the OTC Bulletin Board.

(ii) If the Common Shares are not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be determined in good faith by the Committee through any reasonable valuation method authorized under the Code or Tax Act, if applicable, and commonly used to value privately held stock.

(o) “GAAP” means United States generally accepted accounting principles.

(p) “Grant” means an Option, SAR, Share Award, Share Unit or Other Share-Based Award granted under the Plan.

(q) “Grant Instrument” means the written agreement that sets forth the terms and conditions of a Grant, including all amendments thereto.

(r) “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under Section 422 of the Code.

(s) “Non-Employee Director” means a Director who is not an Employee.

(t) “Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under Section 422 of the Code.

(u) “Option” means an option to purchase Common Shares, as described in Section 6.

(v) “Other Share-Based Award” means any Grant based on, measured by or payable in Common Shares (other than an Option, Share Unit, Share Award, or SAR), as described in Section 10.

(w) “Participant” means an Employee, Consultant or Non-Employee Director designated by the Committee to participate in the Plan.

(x) “Performance Goals” means performance goals that may include, but are not limited to, one or more of the following criteria: cash flow; free cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for share-based compensation, earnings before interest, taxes, depreciation and amortization, adjusted earnings before interest, taxes, depreciation and amortization and net earnings); earnings per share; growth in earnings or earnings per share; book value growth; share price; return on equity or average shareholder equity; total shareholder return or growth in total shareholder return either directly or in relation to a comparative group; return on capital; return on assets or net assets; revenue, growth in revenue or return on sales; sales; expense reduction or expense control; expense to revenue ratio; income, net income or adjusted net income; operating income, net operating income, adjusted operating income or net operating income after tax; operating profit or net operating profit; operating margin; gross profit margin; return on operating revenue or return on operating profit; regulatory filings; regulatory approvals, litigation and regulatory resolution goals; other operational, regulatory or departmental objectives; budget comparisons; growth in shareholder value relative to established indexes, or another peer group or peer group index; development and implementation of strategic plans and/or organizational restructuring goals; development and implementation of risk and crisis management programs; improvement in workforce diversity; compliance requirements and compliance relief; safety goals; productivity goals; workforce management and succession planning goals; economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); measures of customer satisfaction, employee satisfaction or staff development; development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; merger and acquisitions; and other similar criteria as determined by the Committee. Performance Goals applicable to a Grant shall be determined by the Committee, and may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other objective and quantifiable indices.

(y) “Person” means any natural person, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.

(z) “Related Entity” means, for the Company, a person that controls or is controlled by the Company or that is controlled by the same person that controls the Company.

(aa) “Restriction Period” has the meaning given that term in Section 7(a).

(bb) “SAR” means a stock appreciation right, as described in Section 9.

(cc) “Share Award” means an award of Common Shares, as described in Section 7.

(dd) “Share Unit” means an award of a phantom unit representing a Common Share, as described in Section 8.

(ee) “Substitute Awards” has the meaning given that term in Section 4(c).

(ff) “Tax Act” means the Income Tax Act (Canada), as amended, including any applicable regulations and guidance thereunder.

(gg) “Termination Date” means, in respect of a Canadian Employee, the date that an Employee ceases to provide services to, or otherwise ceases its relationship with, the Employer on a permanent basis, for any reason, whether lawful or otherwise (including, without limitation by reason of termination for Cause, termination without Cause, resignation, death or disability), without regard to any applicable period of notice, payment in lieu of notice, severance pay, termination pay, benefits continuation, or similar compensation and/or benefits to which the Employee may then be entitled, subject only to the express minimum requirements of applicable employment or labour standards legislation (if applicable).

Section 2. Administration

(a) Committee. The Plan shall be administered and interpreted by the Committee; provided, however, that any Grants to members of the Board must be authorized by a majority of the Board (counting all Board members for purposes of a quorum, but only non-interested Board members for purposes of such majority approval). The Committee may delegate authority to one or more subcommittees, as it deems appropriate. Subject to compliance with applicable law and the applicable stock exchange rules, the Board, in its discretion, may perform any action of the Committee hereunder in any individual instance (without any need for any formal assumption of authority from the Committee). To the extent that the Board, a subcommittee or the CEO, as described below administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board or such subcommittee or the CEO.

(b) Delegation to CEO. Subject to compliance with applicable law and applicable stock exchange requirements, so long as the CEO is also a Director, the Committee may delegate all or part of its authority and power to the CEO, as it deems appropriate, with respect to Grants to Employees or Consultants who are not executive officers under Section 16 of the Exchange Act.

(c) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom Grants shall be made under the Plan, (ii) determine the type, size, terms and conditions of the Grants to be made to each such individual, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or Restriction Period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued Grant, subject to the provisions of Section 17 below, (v) determine and adopt terms, guidelines, and provisions, not inconsistent with the Plan and applicable law, that apply to individuals residing outside of the United States who receive Grants under the Plan, and (vi) deal with any other matters arising under the Plan.

(d) Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all Persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(e) Indemnification. No member of the Committee or the Board, and no employee of the Company shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and the Board and any agent of the Committee or the Board who is an employee of the Company or a subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such Person’s bad faith or willful misconduct.

Section 3. Grants

Grants under the Plan may consist of Options as described in Section 6, Share Awards as described in Section 7, Share Units as described in Section 8, SARs as described in Section 9, and Other Share-Based Awards as described in Section 10. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Grant Instrument. All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

Section 4. Shares Subject to the Plan

(a) Shares Authorized. Subject to ~~adjustment as~~the increases described in this Section 4(a), and the adjustments described below in Sections 4(b) and 4(e) below, (i) the aggregate number of Common Shares that may be issued or transferred under the Plan ~~shall be 2,607,943 Common Shares, plus~~(the “Plan Share Reserve”) shall be 7,261,110 (consisting of 2,706,941 Common Shares subject to outstanding grants under the Prior Plan as of the Effective Date~~. The~~, 2,607,943 additional Common Shares as of the Effective Date and 1,946,226 additional Common Shares added pursuant to this Section 4(a) as of January 2, 2024), and (ii) the aggregate number of Common Shares in the Plan Share Reserve that may be issued or transferred under the Plan pursuant to Incentive Stock Options (the “ISO Sublimit”) shall not exceed ~~2,607,943~~4,554,169 Common Shares. Commencing with the first business day of each calendar year beginning in ~~2024, the aggregate number of Common Shares that may be issued or transferred under~~2025, (i) the Plan Share Reserve shall be increased by a number equal to the lesser of (x) ~~1,946,226 million~~5% of the Common Shares of the Company issued and outstanding on the final day of the immediately preceding calendar year and (y) such lesser number of Common Shares as may be determined by the

Committee~~.~~, and (ii) the ISO Sublimit shall be increased by the lesser of (x) 2,500,000 Common Shares, (y) the increase in the Plan Share Reserve pursuant to clause (i) of this sentence, and (z) such lesser number of Common Shares as may be determined by the Committee.

(b) Source of Shares; Share Counting. Shares issued or transferred under the Plan may be authorized but unissued Common Shares or reacquired Common Shares, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan (including options or SARs granted under the Prior Plan, if any), expire or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any Share Awards, Share Units or Other Share-Based Awards (including options or SARs granted under the Prior Plan, if any) are forfeited, terminated or otherwise not paid in full, the shares subject to such Grants shall again be available for purposes of the Plan. If Common Shares otherwise issuable under the Plan are surrendered in payment of the Exercise Price of an Option, then the number of Common Shares available for issuance under the Plan shall be reduced only by the net number of shares actually issued by the Company upon such exercise and not by the gross number of shares as to which such Option is exercised. Upon the exercise of any SAR under the Plan, the number of Common Shares available for issuance under the Plan shall be reduced by only by the net number of shares actually issued by the Company upon such exercise. If Common Shares otherwise issuable under the Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any Grant or the issuance of Common Shares thereunder, then the number of Common Shares available for issuance under the Plan shall be reduced by the net number of shares issued, vested or exercised under such Grant, calculated in each instance after payment of such share withholding. To the extent any Grants are paid in cash, and not in Common Shares, any shares previously subject to such Grants shall again be available for issuance or transfer under the Plan. For the avoidance of doubt, if shares are repurchased by the Company on the open market with the proceeds of the Exercise Price of Options, such shares may not again be made available for issuance under the Plan.

(c) Substitute Awards. Shares issued or transferred under Grants made pursuant to an assumption, substitution or exchange for previously granted awards of a company acquired by the Company in a transaction (“Substitute Awards”) shall not reduce the number of Common Shares available under the Plan and available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Grants under the Plan and shall not reduce the Plan’s share reserve (subject to applicable stock exchange listing and Code or Tax Act requirements).

(d) Individual Limits for Non-Employee Directors. Subject to adjustment as described below in Section 4(e), the maximum aggregate grant date value of Common Shares subject to Grants granted to any Non-Employee Director during any calendar year, taken together with any cash fees earned by such Non-Employee Director for services rendered during the calendar year, shall not exceed $500,000 in total value; provided, however, that with respect to the year during which the Non-Employee Director is first appointed or elected to the Board, the maximum aggregate grant date value of Common Shares granted to such Non-Employee Director during the initial annual period, taken together with any cash fees earned by such Non-Employee Director for services rendered during such period, shall not exceed $750,000 in total value during the initial annual period. For purposes of this limit, the value of such Grants shall be calculated based on the grant date fair value of such Grants for financial reporting purposes.

(e) Adjustments. If there is any change in the number or kind of Common Shares outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) a merger, amalgamation, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Common Shares as a class without the Company’s receipt of consideration, or if the value of outstanding Common Shares is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number and kind of Common Shares available for issuance under the Plan, the maximum amount of Grants which a Non-Employee Director may receive in any year, the number and kind of shares covered by outstanding Grants, the number and kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued Common Shares to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control, the provisions of Section 12 shall apply. Any adjustments to outstanding Grants to individuals subject to U.S. income tax shall be consistent with

Section 409A or Section 424 of the Code, to the extent applicable. The adjustments of Grants under this Section 4(e) shall include adjustment of shares, Exercise Price of Stock Options, base amount of SARs, Performance Goals or other terms and conditions, as the Committee deems appropriate. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding and conclusive.

Section 5. Eligibility for Participation

(a) Eligible Persons. All Employees, Non-Employee Directors and Consultants shall be eligible to participate in the Plan.

(b) Selection of Participants. The Committee shall select the Employees, Non-Employee Directors and Consultants to receive Grants and shall determine the number of Common Shares subject to a particular Grant in such manner as the Committee determines.

(c) Voluntary Participation. Participation in the Plan will be entirely voluntary and any decision not to participate will not affect any Employee’s, Non-Employee Director’s or Consultant’s employment or other service relationship with the Company or any of its subsidiaries.

Section 6. Options

The Committee may grant Options to an Employee, Non-Employee Director or Consultant upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:

(a) Number of Shares. The Committee shall determine the number of Common Shares that will be subject to each Grant of Options to Employees, Non-Employee Directors and Consultants.

(b) Type of Option and Exercise Price.

(i) The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in Section 424 of the Code, who are subject to U.S. income tax. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Consultants.

(ii) The Exercise Price of Common Shares subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of the Common Shares on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns securities possessing more than 10% of the total combined voting power of all classes of securities of the Company, or any parent or subsidiary corporation of the Company, as defined in Section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of the Common Shares on the date of grant. Notwithstanding the foregoing, the Exercise Price of any Option granted to a Canadian Employee shall under no circumstances be less than 100% of the Fair Market Value on the date the Option is granted.

(c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns securities possessing more than 10% of the total combined voting power of all classes of securities of the Company, or any parent or subsidiary corporation of the Company, as defined in Section 424 of the Code, may not have a term that exceeds five years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option), the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Common Shares under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(d) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(e) Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(f) Termination of Employment or Service. Except as provided in the Grant Instrument, an Option may only be exercised while the Participant is employed by, or providing services to, the Employer (and in the case of a Canadian Employee, prior to a Termination Date). The Committee shall determine in the Grant Instrument under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

(g) Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for an Option as specified by the Committee (i) in cash, (ii) unless the Committee determines otherwise, by delivering Common Shares owned by the Participant and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of Common Shares having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Committee, and solely with respect to Nonqualified Stock Options, by withholding Common Shares subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price, or (v) by such other method as the Committee may approve. Common Shares used to exercise an Option shall have been held by the Participant for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.

(h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Common Shares on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

Section 7. Share Awards

The Committee may issue or transfer Common Shares to an Employee, Non-Employee Director or Consultant under a Share Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Share Awards:

(a) General Requirements. Common Shares issued or transferred pursuant to Share Awards may be issued or transferred subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Share Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based on the achievement of specific Performance Goals. The period of time during which the Share Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b) Number of Shares. The Committee shall determine the number of Common Shares to be issued or transferred pursuant to a Share Award and the restrictions applicable to such shares.

(c) Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer (or in the case of a Canadian Employee, a Termination Date occurs) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Share Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those Common Shares must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Restrictions on Transfer and Legend on Share Certificate. During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Share Award except under Section 15. Unless otherwise determined by the Committee, the Company will retain possession of certificates for shares of Share Awards until all restrictions on such shares have lapsed. Each certificate for a Share Award, unless held by the Company, shall contain a legend giving appropriate notice of the restrictions in the Grant.

The Participant shall be entitled to have the legend removed from the share certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Share Awards until all restrictions on such shares have lapsed.

(e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Participant shall have the right to vote shares of Share Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific Performance Goals. Dividends with respect to Share Awards that vest based on performance shall vest if and to the extent that the underlying Share Award vests, as determined by the Committee.

(f) Lapse of Restrictions. All restrictions imposed on Share Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee. The Committee may determine, as to any or all Share Awards, that the restrictions shall lapse without regard to any Restriction Period.

Section 8. Share Units

The Committee may grant Share Units, each of which shall represent one hypothetical Common Share, to an Employee, Non-Employee Director or Consultant upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Share Units:

(a) Crediting of Units. Each Share Unit shall represent the right of the Participant to receive a Common Share or an amount of cash based on the value of a Common Share, if and when specified conditions are met. All Share Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.

(b) Terms of Share Units. The Committee may grant Share Units that vest and are payable if specified Performance Goals or other conditions are met, or under other circumstances. Share Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee may accelerate vesting or payment, as to any or all Share Units at any time for any reason, provided such acceleration complies with 409A. The Committee shall determine the number of Share Units to be granted and the requirements applicable to such Share Units. Notwithstanding anything to the contrary, the vesting period for Share Units granted to a Canadian Employee shall, in all cases, be in compliance with the requirements pertaining to the exception to the application of the salary deferral arrangement rules in paragraph (k) of the definition of “salary deferral arrangement” in subsection 248(1) of the Tax Act, as such subsection may be amended or enacted from time to time.

(c) Requirement of Employment or Service. If the Participant ceases to be employed by, or provide service to, the Employer (or in the case of a Canadian Employee, a Termination Date occurs) prior to the vesting of Share Units, or if other conditions established by the Committee are not met, the Participant’s Share Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d) Payment With Respect to Share Units. Payments with respect to Share Units shall be made in cash, Common Shares or any combination of the foregoing, as the Committee shall determine.

(e) Canadian Employees. All Share Units granted to Canadian Employees shall be in compliance with the requirements pertaining to the exception to the application of the salary deferral arrangement rules in paragraph (k) of the definition of “salary deferral arrangement” in subsection 248(1) of the Tax Act, as such subsection may be amended or enacted from time to time.

Section 9. Stock Appreciation Rights

The Committee may grant SARs to an Employee, Non-Employee Director or Consultant separately or in tandem with any Option. The following provisions are applicable to SARs:

(a) General Requirements. The Committee may grant SARs to an Employee, Non-Employee Director or Consultant separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to or greater than the Fair Market Value of a Common Share as of the date of grant of the SAR. The term of any SAR shall not exceed ten years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR, the exercise of the SAR is prohibited by applicable law, including a prohibition on purchases or sales of Common Shares under the Company’s insider trading policy, the term shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of Common Shares that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Common Shares covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of Common Shares.

(c) Exercisability. A SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer (and in the case of a Canadian Employee, prior to a Termination Date) or during the applicable period after termination of employment or service (or in the case of a Canadian Employee, after Termination Date) as specified by the Committee. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d) Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e) Value of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Common Shares on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).

(f) Form of Payment. The appreciation in a SAR shall be paid in Common Shares, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of Common Shares to be received, Common Shares shall be valued at their Fair Market Value on the date of exercise of the SAR.

Section 10. Other Share-Based Awards

The Committee may grant Other Share-Based Awards, which are awards (other than those described in Sections 6 through 9) that are based on or measured by Common Shares, to any Employee, Non-Employee Director or Consultant, on such terms and conditions as the Committee shall determine. Other Share-Based Awards may be awarded subject to the achievement of Performance Goals or other criteria or other conditions and may be payable in cash, Common Shares or any combination of the foregoing, as the Committee shall determine.

Section 11. Dividend Equivalents

The Committee may grant Dividend Equivalents in connection with Share Units or Other Share-Based Awards. Dividend Equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or Common Shares, and upon such terms and conditions as the Committee shall determine. Dividend Equivalents with respect to Share Units or Other Share-Based Awards that vest based on performance shall vest and be paid only if and to the extent the underlying Share Units or Other Share-Based Awards vest and are paid, as determined by the Committee.

Section 12. Consequences of a Change of Control

(a) Assumption of Outstanding Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Grants that are not exercised or paid at the time of the Change of Control shall be assumed by, or replaced with grants (with respect to cash, securities, or a combination thereof) that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). An assumption or substitution of any Grants shall be done in a manner consistent with the provisions of Sections 409A and, if applicable, 424 of the Code, for individuals subject to U.S. income tax. After a Change of Control, references to the “Company” or “Employer” as they relate to employment matters shall include the successor employer in the transaction, subject to applicable law.

(b) Other Alternatives. In the event of a Change of Control, if any outstanding Grants are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may (but is not obligated to) make adjustments to the terms and conditions of outstanding Grants, including, without limitation, taking any of the following actions (or combination thereof) with respect to any or all outstanding Grants, without the consent of any Participant: (i) the Committee may determine that outstanding Stock Options and SARs shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Share Awards, Share Units and Dividend Equivalents shall immediately lapse; (ii) the Committee may determine that Participants shall receive a payment in settlement of outstanding Share Units or Dividend Equivalents, in such amount and form as may be determined by the Committee; (iii) the Committee may require that Participants surrender their outstanding Stock Options and SARs in exchange for a payment by the Company, in cash or Common Shares as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the Common Shares subject to the Participant’s unexercised Stock Options and SARs exceeds the Stock Option Exercise Price or SAR base amount, and (iv) after giving Participants an opportunity to exercise all of their outstanding Stock Options and SARs, the Committee may terminate any or all unexercised Stock Options and SARs at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change of Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Common Shares does not exceed the per share Stock Option Exercise Price or SAR base amount, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Stock Option or SAR and shall have the right to cancel any such Stock Option or SAR for no consideration.

Section 13. Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant in connection with any Grant. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of 409A.

Section 14. Withholding of Taxes

(a) Required Withholding. All Grants under the Plan shall be subject to applicable United States federal (including taxes under FICA), state and local, foreign country or other tax withholding requirements. The Employer may require that the Participant or other person receiving Grants or exercising Grants pay to the Employer an amount sufficient to satisfy such tax withholding requirements with respect to such Grants, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b) Share Withholding. The Committee may permit or require the Employer’s tax withholding obligation with respect to Grants paid in Common Shares to be satisfied by having shares withheld up to an amount that does not exceed the Participant’s applicable withholding tax rate for United States federal (including FICA), state and local, foreign country or other tax liabilities. The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow Participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Grant. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount.

Section 15. Transferability of Grants

(a) Nontransferability of Grants. Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant’s lifetime. A Participant may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, pursuant to a domestic relations order. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Participant may transfer Nonqualified Stock Options to a permitted assign in compliance with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

Section 16. Requirements for Issuance or Transfer of Shares

No Common Shares shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Common Shares have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant on the Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the Common Shares as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing Common Shares issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

Section 17. Amendment and Termination of the Plan

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required in order to comply with the Code, the Tax Act or other applicable law, or to comply with applicable stock exchange requirements.

(b) No Repricing of Options or SARs. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Shares, other securities or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities, or similar transactions), the Company may not, without obtaining shareholder approval, (i) amend the terms of outstanding Stock Options or SARs to reduce the Exercise Price of such outstanding Stock Options or base price of such SARs, (ii) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an Exercise Price or base price, as applicable, that is less than the Exercise Price or base price of the original Stock Options or SARs or (iii) cancel outstanding Stock Options or SARs with an Exercise Price or base price, as applicable, above the current stock price in exchange for cash or other securities.

(c) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

(d) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Participant with respect to such Grant unless the Participant consents or unless the Committee acts under Section 18(f). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 18(f) or may be amended by agreement of the Company and the Participant consistent with the Plan.

Section 18. Miscellaneous

(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Grants under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. The Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of securities or property, reorganization or liquidation involving the Company, in substitution for a stock option or Share Awards grant made by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Grants as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Participant the same economic value as the prior options or rights.

(b) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(c) Funding of the Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan.

(d) Rights of Participants. Nothing in the Plan shall entitle any Employee, Non-Employee Director, Consultant or other person to any claim or right to receive a Grant under the Plan. Any Grant under the Plan shall be a one-time award that does not constitute a promise of future grants nor will it form part of a Participant’s standard compensation or be considered for the purpose of calculating any entitlements to vacation, benefits, notice of termination or payment in lieu of notice or as otherwise required by any other contract or applicable law. The Company, in its sole discretion, maintains the right to make available future Grants under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

(e) No Fractional Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Grant. Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(f) Compliance with Law.

(i) The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer Common Shares under Grants shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of Section 422 of the Code, and that, to the extent applicable, Grants comply with the requirements of 409A, to the extent applicable. To the extent that any legal requirement of Section 16 of the Exchange Act, 409A or Section 422 of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act, 409A or Section 422 of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(ii) The Plan is intended to comply with the requirements of 409A, to the extent applicable. Each Grant shall be construed and administered such that the Grant either (A) qualifies for an exemption from the requirements of 409A or (B) satisfies the requirements of 409A. If a Grant is subject to 409A, (I) distributions shall only be made in a manner and upon an event permitted under 409A, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under 409A, (III) unless the Grant specifies otherwise, each installment payment shall be treated as a separate payment for purposes of 409A, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with 409A.

(iii) Any Grant that is subject to 409A and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the Participant’s separation from service, if required by 409A. If a distribution is delayed pursuant to 409A, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of 409A.

(iv) Notwithstanding anything in the Plan or any Grant agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Grants under the Plan, and in no event shall the Company or any subsidiary or affiliate of the Company have any responsibility or liability if a Grant does not meet any applicable requirements of 409A. Although the Company intends to administer the Plan to prevent taxation under 409A, the Company does not represent or warrant that the Plan or any Grant complies with any provision of federal, state, local or other tax law.

(g) Establishment of Subplans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions outside the United States or Canada. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.

(h) Clawback Rights. All Grants (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt of any Grant or upon the receipt or resale of any Common Shares underlying the Grant) under the Plan shall be subject to the provisions of any applicable policies implemented by the Board from time to time, including, any clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

(i) Tax Act Elections. In the sole discretion of the Committee, the Company may make an election under subsection 110(1.1) of the Tax Act where applicable.

(j) Waiver of Damages. A grantee, who is a Canadian Employee, waives any and all rights to any Grants and to any compensation or damages in respect or in lieu thereof as a consequence of termination of the Participant’s employment or service to the Employer for any reason, or otherwise for any reason whatsoever insofar as those rights arise or may arise from the Participant ceasing to have rights with respect to such Grants upon a termination such Participant’s employment or service to the Employer.

(k) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, without giving effect to the conflict of laws provisions thereof.

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QUESTIONS MAY BE DIRECTED TO BROADRIDGE:

Email: Proxy.request@broadridge.com

North America Proxy Line:

Toll Free: 844-916-0609

International & Direct Dial: 303-562-9305

French Canadian Proxy Line (voicemail):

Toll Free: 844-973-0593

International & Direct Dial: 303-562-9306

BROKER ADDRESS 123 ANY STREET ANY CITY/PROVINCE A1A 1A1 LOGO HERE 1 OF 2S91970 81 010 E: CS:3 E:2 1/1 MA:A V: 1 JOHN A. SAMPLE 123 ANY STREET ANYCITY PR A1A 1A1 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX PROXY FORM Annual General Meeting enGene Holdings Inc. WHEN: Wednesday, May 15, 2024 at 10:00 am EDT WHERE: www.virtualshareholdermeeting.com/ENGN2024 REVIEW YOUR VOTING OPTIONSSTEP 1 ONLINE: VOTE AT PROXYVOTE.COM USING YOUR COMPUTER OR MOBILE DATA DEVICE. YOUR CONTROL NUMBER IS LOCATED BELOW. SCAN TO VIEW MATERIAL AND VOTE NOW BY TELEPHONE: YOU MAY ENTER YOUR VOTING INSTRUCTIONS BY TELEPHONE AT: ENGLISH: 1-800-474-7493 OR FRENCH: 1-800-474-7501 BY MAIL: THIS PROXY FORM MAY BE RETURNED BY MAIL IN THE ENVELOPE PROVIDED. REMINDER: PLEASE REVIEW THE INFORMATION / PROXY CIRCULAR BEFORE VOTING. G-V502122020 CONTROL NO.:➔ PROXY DEPOSIT DATE: May 13, 2024 at 10:00 am EDT The control number has been assigned to you to identify your shares for voting. You must keep your control number confidential and not disclose it to others other than when you vote using one of the voting options set out on this form. Should you send this form or provide your control number to others, you are responsible for any subsequent voting of, or subsequent inability to vote, your shares. INSTRUCTIONS: 1. This Form of Proxy is solicited by and on behalf of management of the issuer. 2. You have the right to appoint a person, who need not be a shareholder, other than the person(s) specified on the other side of this form to attend and act on your behalf at the Meeting. If you wish to appoint a person: • Write the name of your designate on the “Appointee” line and provide a unique APPOINTEE IDENTIFICATION NUMBER for your Appointee to access the Virtual Meeting in the space provided on the other side of this form, sign and date the form, and return it by mail, or • Go to ProxyVote.com and insert the name of your designate in the “Change Appointee(s)” section and provide a unique APPOINTEE IDENTIFICATION NUMBER on the voting site for your Appointee to access the Virtual Meeting. You MUST provide your Appointee the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter. IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER AND PROVIDE IT TO YOUR APPOINTEE, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE VIRTUAL MEETING. 3. This Form of Proxy confers discretionary authority to vote on amendments or variations to the matters identified in the notice of the Meeting and with respect to other matters that may properly be brought before the Meeting or any adjournment or postponement thereof. This Form of Proxy will not be valid and not be acted upon or voted unless it is completed and delivered as outlined herein. 4. If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Form of Proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this Form of Proxy with signing capacity stated may be required. 5. In order to expedite your vote, you may use the Internet or a touch-tone telephone, and entering the control number noted above. The Internet or telephone voting service is not available on the day of the Meeting. The telephone system cannot be used if you designate another person to attend on your behalf. If you vote by Internet or telephone, do not mail back this Form of Proxy. 6. If the Form of Proxy is not dated, it will be deemed to bear the date on which it was mailed to the shareholder. 7. This Form of Proxy will be voted as directed by the shareholder. If no voting preferences are indicated on the reverse, this Form of Proxy will be voted as recommended on the reverse of this form or as stated in the management proxy circular, except in the case of your appointment of an Appointee. 8. Unless prohibited by law or you instruct otherwise, your Appointee(s) will have full authority to attend and otherwise act at, and present matters to the Meeting and any adjournment or postponement thereof, and vote on all matters that are brought before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the management proxy circular. 9. If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, and the name and position of the person giving voting instructions on behalf of the body corporate. 10. If the items listed in the management proxy circular are different from the items listed on the other side of this form, the management proxy circular will be considered correct. 11. This Form of Proxy should be read in conjunction with the accompanying management proxy circular. PLEASE SEE OVER
PROXY FORM enGene Holdings Inc. 90 MEETING TYPE: Annual General Meeting MEETING DATE: Wednesday, May 15, 2024 at 10:00 am EDT RECORD DATE: April 10, 2024 PROXY DEPOSIT DATE: May 13, 2024 at 10:00 am EDT CUID: ACCOUNT NO: CUSIP: CONTROL NO.: ➔ APPOINT A PROXY (OPTIONAL)STEP 2 APPOINTEE(S): Jason D Hanson, or failing this person, Ryan Daws, or failing this person, Lee Giguere Change Appointee If you wish to designate another person to attend, vote and act on your behalf at the Meeting, or any adjournment or postponement thereof, other than the person(s) specified above, go to www.proxyvote.com or print your name or the name of the other person attending the Meeting in the space provided herein and provide a unique APPOINTEE IDENTIFICATION NUMBER USING ALL BOXES for your Appointee to access the Virtual Meeting. You may choose to direct how your Appointee shall vote on matters that may come before the Meeting or any adjournment or postponement thereof. Unless you instruct otherwise your Appointee will have full authority to attend, vote, and otherwise act in respect of all matters that may come before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in the proxy form or the circular for the Meeting. You can also change your Appointee online at www.proxyvote.com. You MUST provide your Appointee the EXACT NAME and an EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter below. PLEASE PRINT APPOINTEE NAME INSIDE THE BOX CREATE AN EIGHT (8) CHARACTER IDENTIFICATION NUMBER FOR YOUR APPOINTEE ➔➔ MAXIMUM 22 CHARACTERS - PLEASE PRINT CLEARLY MUST BE EIGHT CHARACTERS IN LENGTH - PLEASE PRINT CLEARLY E-R2 COMPLETE YOUR VOTING DIRECTIONSSTEP 3 ITEM(S): VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES (FILL IN ONLY ONE BOX “ ” PER ITEM IN BLACK OR BLUE INK) To elect three directors to each hold office for a three year term expiring on the 2027 annual general meeting of shareholders: FOR WITHHOLD 1AElection of Director: Paul Hastings 1B Election of Director: Wouter Joustra WITHHOLD FOR 1C Election of Director: Lota Zoth WITHHOLD FOR 02 To consider, and if deemed advisable, pass an ordinary resolution approving and adopting the amendment to the enGene Holdings Inc. Incentive Equity FOR AGAINST ABSTAIN Plan described in the Proxy Statement. 03 To appoint KPMG LLP as the Company’s auditor for the ensuing year and authorize the directors to approve the renumeration to be paid to the auditor. FOR WITHHOLD THIS DOCUMENT MUST BE SIGNED AND DATED STEP 4 SIGNATURE(S) *INVALID IF NOT SIGNED* MMDD YY

ENGENE HOLDINGS INC.

(the “Corporation”)

Request for Financial Statements

In accordance with National Instrument 51-102 – Continuous Disclosure Obligations, registered and beneficial shareholders may elect annually to receive interim (quarterly) financial statements and corresponding management discussion and analysis (“MD&A”) and/or annual financial statements and MD&A for the current financial year. These instructions will remain on file for the current financial year, after which we will ask you again to confirm your instructions for interim and annual financial statements and corresponding MD&A, unless you have sold all your holdings in the Corporation.

If you wish to receive these documents by mail, please return this completed form to:

ENGENE HOLDINGS INC.

4868 RUE LEVY, SUITE 220

SAINT-LAURENT, QUEBEC H4R 2P1

CANADA

Rather than receiving financial statements by mail, you may choose to view these documents on the SEDAR+ website at www.sedarplus.ca

I HEREBY CERTIFY that I am a registered and/or beneficial holder of the Corporation, and as such, request that my name be placed on the Corporation’s Mailing List in respect to its annual and/or interim financial statements and the corresponding MD&A for the current financial year.

SHAREHOLDER REGISTRATION (PLEASE PRINT CLEAR IN BLOCK LETTERS)

STREET ADDRESS

CITY	PROV/STATE	POSTAL/ZIP CODE

COUNTRY (IF NOT CANADA OR USA)	EMAIL

IF THIS IS AN ADDRESS CHANGE, PLEASE CHECK THE BOX AND PROVIDE YOUR FORMER ADDRESS BELOW

PLEASE SEND ME THE FOLLOWING:
Annual Financial Statements with MD&A
Interim Financial Statements with MD&A

SIGNED: DATE:

(Signature of Shareholder)